As filed with the Securities and Exchange Commission on May 2, 2005

                                                     Registration Nos. 333-49000
                                                                    and 811-9080

--------------------------------------------------------------------------------

                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

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                               FORM N-6

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 Pre-Effective Amendment        [ ]
                Post-Effective Amendment No. 5  [X]
                                 and
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          [ ]
                             ACT OF 1940
                    Amendment No. 12          [X]

           KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
           -----------------------------------------------
                      (Exact Name of Registrant)

                  KANSAS CITY LIFE INSURANCE COMPANY
                  ----------------------------------
                         (Name of Depositor)

           3520 Broadway, Kansas City, Missouri 64111-2565
           -----------------------------------------------
         (Address of Depositor's Principal Executive Offices)

          Depositor's Telephone Number, including Area Code:
          --------------------------------------------------
                            (816) 753-7000

   Name and Address of Agent for Service:                Copy to:

     William A. Schalekamp                           W. Thomas Conner
Kansas City Life Insurance Company             Sutherland Asbill & Brennan LLP
        3520 Broadway                          1275 Pennsylvania Avenue, N.W.
Kansas City, Missouri 64111-2565                 Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [ ]   Immediately upon filing pursuant to paragraph (b) of Rule 485
   [X]   On (May 2, 2005), pursuant to paragraph (b) of Rule 485
   [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ]   On (date) pursuant to paragraph (a)(1) of Rule 485

                Title of securities being registered:
    Individual Flexible Premium Variable Life Insurance Contracts

                                   PROSPECTUS
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       KANSAS CITY LIFE INSURANCE COMPANY

         STREET ADDRESS:                             SEND CORRESPONDENCE TO:
         3520 BROADWAY                               VARIABLE ADMINISTRATION
 KANSAS CITY, MISSOURI 64111-2565                      P.O. BOX 219364
    TELEPHONE (816) 753-7000                   KANSAS CITY, MISSOURI 64121-9364
                                                    TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ("Contract~") offered by Kansas City Life
Insurance Company ("Kansas City Life"). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your Premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio) of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Dent Demographic Trends Fund (Series I Shares)
   AIM V.I. Premier Equity Fund (Series I Shares)
   AIM V.I. Technology Fund (Series I Shares)
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
   American Century VP Capital Appreciation
   American Century VP Income & Growth
   American Century VP Inflation Protection Fund (Class II)
   American Century VP International
   American Century VP Ultra(R)
   American Century VP Value
CALAMOS(R) ADVISORS TRUST
   Calamos Growth and Income Portfolio
DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares
DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES

FEDERATED INSURANCE SERIES
   Federated American Leaders Fund II
   Federated High Income Bond Fund II
   Federated Prime Money Fund II
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Small-Mid Cap Growth Securities Fund (Class 2)
   Franklin Real Estate Fund (Class 2)
   Templeton Developing Markets Securities Fund (Class 2)
   Templeton Foreign Securities Fund (Class 2)
J.P. MORGAN SERIES TRUST II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
   JPMorgan U.S. Large Cap Core Equity Portfolio
MFS(R) VARIABLE INSURANCE TRUST(SM)
   MFS Emerging Growth Series
   MFS Research Bond Series
   MFS Research Series
   MFS Strategic Income Series
   MFS Total Return Series
   MFS Utilities Series
SELIGMAN PORTFOLIOS, INC.
   Seligman Capital Portfolio (Class 2)
   Seligman Communications and Information Portfolio (Class 2)
   Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

o  Option A:  a level Death Benefit;
o  Option B:  a Death Benefit that fluctuates with the value of the Contract;
                 and
o  Option C:  a Death Benefit that increases the more Premiums you pay and the less you withdraw.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient Premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUMS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS DATED MAY 2, 2005.

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT ..................................................     1

CONTRACT BENEFITS ........................................................     1

CONTRACT RISKS ...........................................................     3

PORTFOLIO RISKS ..........................................................     4

FEE TABLE  ...............................................................     4
    TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES ............................     9
    ANNUAL PORTFOLIO OPERATING EXPENSES ..................................    10

GENERAL INFORMATION ABOUT KANSAS CITY LIFE ...............................    13
    KANSAS CITY LIFE INSURANCE COMPANY ...................................    13
    FIXED ACCOUNT ........................................................    13

THE VARIABLE ACCOUNT AND THE FUNDS .......................................    13
    KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT ......................    13
    THE FUNDS ............................................................    13
    ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS ....................    17
    VOTING RIGHTS ........................................................    17

CHARGES AND DEDUCTIONS ...................................................    17
    PREMIUM EXPENSE CHARGE ...............................................    18
    MONTHLY DEDUCTION ....................................................    18
    DAILY MORTALITY AND EXPENSE RISK CHARGE ..............................    20
    TRANSFER PROCESSING FEE ..............................................    20
    SURRENDER CHARGE .....................................................    20
    PARTIAL SURRENDER FEE ................................................    21
    FUND EXPENSES ........................................................    21
    OTHER TAX CHARGE .....................................................    21

THE CONTRACT .............................................................    22
    PURCHASING A CONTRACT ................................................    22
    WHO SHOULD PURCHASE A CONTRACT .......................................    22
    APPLYING FOR A CONTRACT ..............................................    22
    OWNERSHIP ............................................................    22
    CHANGE OF OWNERSHIP ..................................................    22
    DETERMINATION OF CONTRACT DATE .......................................    23
    REPLACEMENT OF EXISTING INSURANCE ....................................    23
    FREE LOOK RIGHT TO CANCEL CONTRACT ...................................    23

ALLOCATIONS AND TRANSFERS ................................................    24
    PREMIUM ALLOCATIONS AND CREDITING ....................................    24
    TRANSFER PRIVILEGE ...................................................    24
    DOLLAR COST AVERAGING PLAN ...........................................    26
    PORTFOLIO REBALANCING PLAN ...........................................    26
    CHANGES IN THE CONTRACT OR BENEFITS ..................................    27
    SUPPLEMENTAL AND/OR RIDER BENEFITS ...................................    27

PREMIUMS .................................................................    31
    PREMIUMS .............................................................    31
    PREMIUMS TO PREVENT LAPSE ............................................    32

HOW YOUR CONTRACT VALUES VARY ............................................    33
    BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT ......................    33
    DETERMINING THE CONTRACT VALUE .......................................    33
    CASH SURRENDER VALUE .................................................    34
    COMPANY HOLIDAYS .....................................................    34

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT ............................    34
    AMOUNT OF DEATH BENEFIT PROCEEDS .....................................    35

    COVERAGE OPTIONS .....................................................    35
    INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION .........................    35
    CHANGES IN COVERAGE OPTION ...........................................    35
    CHANGES IN SPECIFIED AMOUNT ..........................................    36
    SELECTING AND CHANGING THE BENEFICIARY ...............................    36

CASH BENEFITS ............................................................    37
    CONTRACT LOANS .......................................................    37
    SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE ...................    38
    PARTIAL SURRENDERS ...................................................    38
    MATURITY BENEFIT .....................................................    38
    PAYMENT OPTIONS ......................................................    38
    PAYMENT OF PROCEEDS ..................................................    39
    REINSTATEMENT ........................................................    40

TAX CONSIDERATIONS .......................................................    40
    INTRODUCTION .........................................................    40
    TAX STATUS OF THE CONTRACT ...........................................    40
    TAX TREATMENT OF CONTRACT BENEFITS ...................................    40
    OUR INCOME TAXES .....................................................    43
    POSSIBLE TAX LAW CHANGES .............................................    43

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE ...............    43
    SALE OF THE CONTRACTS ................................................    43
    TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS ....    44
    LITIGATION ...........................................................    45
    FINANCIAL STATEMENTS .................................................    45

DEFINITIONS ..............................................................    46
    APPENDIX A ...........................................................    48
    APPENDIX B ...........................................................    49

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS ....................    50

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates. The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value. The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans). WE DO NOT GUARANTEE ANY MINIMUM CONTRACT VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail. THE "DEFINITIONS" SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

The Contract is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds' prospectuses carefully before investing.

CONTRACT BENEFITS

   DEATH BENEFITS. We pay a death benefit to the beneficiary if the Insured dies while the Contract is in force and prior to the Contract's maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.

o Death Benefits are available as lump sum or under a variety of payment options.

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See "Applying for a Contract," page 22)

o  There are three Coverage Options available:

      Option A--at least equal to the Specified Amount.

      Option B-- at least equal to the Specified Amount plus Contract Value.

      Option C--at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. (See page 35) Option C is only available at issue.

o A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract Death Benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (See "Supplemental and/or Rider Benefits," page 27)

o There is flexibility to change the Coverage Option and Specified Amount. However, Coverage Option C is only available at issue (See "Changes in Coverage Option," page 35 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.

0  We deduct any Loan Balance from the amount payable.

   CASH BENEFITS

o CONTRACT LOANS. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11(th) Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "TAX CONSIDERATIONS," page 40)

o FULL SURRENDER. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS," page 40)

o PARTIAL SURRENDER. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. We will assess a surrender charge for any resulting reduction in the Specified Amount. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 40)

o TRANSFERS. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any Transfer Processing Fee from the remaining Contract Value.

   TAX BENEFITS. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS," page 40)

   FREE LOOK RIGHT TO CANCEL. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 23) During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 24) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

   GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse," page 32) However, we guarantee to keep the Contract in force during the first five years of the Contract and during the five years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 32) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse," page 32)

   SUPPLEMENTAL BENEFITS. The following supplemental and/or rider benefits are available and may be added to your Contract. We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

o Guaranteed Minimum Death Benefit Rider

o Disability Continuance of Insurance

o Disability Premium Benefit Rider

o Accidental Death Benefit

o Option to Increase Specified Amount

o Spouse's Term Insurance

o Children's Term Insurance

o Other Insured Term Insurance

o Additional Life Insurance Rider Protection

o Monthly Benefit Rider

o Maturity Extension Rider

o Accelerated Death Benefit/Living Benefits Rider

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

   ILLUSTRATIONS. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

   INVESTMENT RISK. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Contract Value. You could lose everything you invest. If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

   RISK OF LAPSE. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

   TAX RISKS. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See "TAX CONSIDERATIONS," page 40)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

   RISK OF INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

   SURRENDER AND PARTIAL SURRENDER RISKS. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate). (See "Risk of Lapse," above.) A surrender or partial surrender may have tax consequences.

   LOAN RISKS. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

o Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

o A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

o If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. (See "TAX CONSIDERATIONS," page 40)

   RISK OF FREQUENT TRANSFERS. We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if you completely surrender the Contract or the Contract lapses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a representative Contract with an Insured having the characteristics set forth below. These minimum, maximum and representative charges may assist you in understanding the range of possible charges as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you actually pay under the Contract.

                                                          TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
                                                                          ----------------------------------------------------------
                                                                          GUARANTEED CHARGE(1)       CURRENT CHARGE(1)
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE            Upon receipt of each Premium Payment    6.35% of each              6.35% of each
                                                                          Premium Payment            Premium Payment
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)
------------------------------------------------------------------------------------------------------------------------------------
                                  Upon complete surrender or lapse        $0.00 - $45.34 per         $0.00 - $45.34 per
Minimum and Maximum               during the first 15 Contract Years (or  $1,000 of the              $1,000 of the Specified
Charge                            during the 15 years following an        Specified Amount           Amount
                                  increase in Specified Amount(3))
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old
male Preferred Non-Smoker,        Upon complete surrender or lapse        $21.91 per $1,000 of       $21.91 per $1,000 of
and a Contract with               during the first 15 Contract years (or  the Specified Amount       the Specified Amount
a $250,000 Specified              during the 15 years following an
Amount during the first           increase in Specified Amount(3))
Contract Year
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE             Upon each partial surrender             The lesser of 2% of        The lesser of 2% of the
                                                                          the amount                 amount surrendered or
                                                                          surrendered or $25         $25
------------------------------------------------------------------------------------------------------------------------------------
TRANSFER PROCESSING FEE
------------------------------------------------------------------------------------------------------------------------------------
                                  Upon the first 6 transfers in           No Charge                  No Charge
                                  a Contract year
------------------------------------------------------------------------------------------------------------------------------------
                                  Upon each transfer over 6 in            $25 per transfer           $25 per transfer
                                  a Contract year
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

------------------------------

(1) For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

(2) The Surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured's Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent and in Appendix A and Appendix B.

(3) If you increase the Contract's Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured's Age and sex and smoking class at the time of the increase.

                                      PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED                           AMOUNT DEDUCTED
                                                                        ----------------------------------------------------------
                                                                        GUARANTEED CHARGE(1)       CURRENT CHARGE(1)
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(4)
----------------------------------------------------------------------------------------------------------------------------------
                                  On the Allocation Date                $0.06 - $83.33 per $1,000 of   $0.06 - $38.50 per $1,000
Minimum and Maximum Charge        and each Monthly                      net amount at risk(5) per      of net amount at risk(5)
                                  Anniversary Day                       month                          per month
----------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male
Preferred Non-Smoker and a        On the Allocation Date                $0.14 per $1,000 of net        $0.14 per $1,000 of net
Contract with a $400,000          and each Monthly                      amount at risk(5) per month    amount at risk per(5) month
Specified Amount during the       Anniversary Day
first Contract Year
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY EXPENSE CHARGE(6)
----------------------------------------------------------------------------------------------------------------------------------
Maintenance Charge                On the Contract Date
                                  and on each Monthly                   $7.50 per month                $7.50 per month
                                  Anniversary Day
----------------------------------------------------------------------------------------------------------------------------------
Per Thousand Charge               On the Contract Date                  $0.05 per $1,000 of            No Charge
                                  and on each Monthly                   Specified Amount per
                                  Anniversary Day                       month
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Annual rate of 0.50% of the    Annual rate of 0.50% of the
MORTALITY AND EXPENSE RISK        Daily                                 average daily net assets of    average daily net assets of
CHARGE                                                                  each Subaccount you are        each Subaccount you are
                                                                        invested in                    invested in
----------------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE(7)       At the end of each                    2%                             2%
                                  Contract Year
----------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(8)
----------------------------------------------------------------------------------------------------------------------------------

------------------------------

(4) Costs of insurance charges vary based on the Insured's Age, sex, and number of completed Contract years, Specified Amount, and risk class. The charge generally increases as the Insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home office.

(5) The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.

(6) The monthly expense charge is the sum of the Maintenance Charge and the Per Thousand Charge.

(7) The maximum guaranteed net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6.0%) and the amount credited to the Loan Account (4.0%). Preferred loans are available beginning in the eleventh Contract Year. We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%. Therefore, the net cost of a preferred loan is 0% per year.

(8) Charges for most of the riders vary based on the Insured's issue or actual age, sex, and risk class, and may vary based on Contract year and base Specified Amount or net amount at risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

                                      PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
                                                                          ----------------------------------------------------------
                                                                          GUARANTEED CHARGE(1)       CURRENT CHARGE(1)
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH
BENEFIT RIDER
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge          NA                                    No Charge                  No Charge
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male       NA                                    No Charge                  No Charge
Preferred Non-Smoker and a
Contract with a $250,000
Specified Amount during
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
LIFETIME GUARANTEED MINIMUM
DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge          NA                                    $0.03 per month per        $0.01 per month per
                                                                          thousand of specified      thousand of specified
                                                                          amount                     amount
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male       NA                                    $0.03 per month per        $0.01 per month per
Preferred Non-Smoker and a                                                thousand of specified      thousand of specified
Contract with a $400,000                                                  amount                     amount
Specified Amount during
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY CONTINUANCE OF
INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.00 - $0.47 per          $0.00 - $0.32 per $1,000 of
                                  date and on each                        $1,000 of rider            rider coverage amount per
                                  Monthly Anniversary                     coverage amount            month
                                  Day                                     per month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male     On rider's effective                    $0.03 per $1,000           $0.01 per $1,000 of rider
Preferred Non-Smoker and a        date and on each                        of rider coverage          coverage amount per
Contract with a $400,000          Monthly Anniversary                     amount per month           month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM
BENEFIT RIDER
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.08 - $0.32 per          $0.05 - $0.15 per $1.00 of
                                  date and on each                        $1.00 of rider             rider coverage amount per
                                  Monthly Anniversary                     coverage amount            month
                                  Day                                     per month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male     On rider's effective                    $0.09 per $1.00 of rider   $0.04 per $1.00 of rider
Preferred Non-Smoker and a        date and on each                        coverage amount per month  coverage amount per
Contract with a $250,000          Monthly Anniversary                                                month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.00 - $0.16 per          $0.00 - $0.16 per $1,000 of
                                  date and on each                        $1,000 of rider            rider coverage amount per
                                  Monthly Anniversary                     coverage amount per        month
                                  Day                                     month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male     On rider's effective                    $0.09 per $1,000 of rider  $0.09 per $1,000 of rider
Preferred Non-Smoker and a        date and on each                        coverage amount per month  coverage amount per
Contract with a $250,000          Monthly Anniversary                                                month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------

                                      PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
                                                                          ----------------------------------------------------------
                                                                          GUARANTEED CHARGE(1)       CURRENT CHARGE(1)
------------------------------------------------------------------------------------------------------------------------------------
OPTION TO INCREASE SPECIFIED
AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.05- $0.18 per           $0.05- $0.18 per $1,000 of
                                  date and on each                        $1,000 of rider            rider coverage amount per
                                  Monthly Anniversary                     coverage amount            month
                                  Day                                     per month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male     On rider's effective                    $0.16 per $1,000           $0.16 per $1,000 of rider
Preferred Non-Smoker and a        date and on each                        of rider coverage          coverage amount per
Contract with a $250,000          Monthly Anniversary                     amount per month           month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
SPOUSE'S TERM INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.00 - $2.18 per          $0.00 - $2.18 per $1,000 of
                                  date and on each                        $1,000 of rider            rider coverage amount per
                                  Monthly Anniversary                     coverage amount            month
                                  Day                                     per month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male     On rider's effective                    $1.55 per $1,000           $1.55 per $1,000 of rider
Preferred Non-Smoker and a        date and on each                        of rider coverage          coverage amount per
Contract with a $250,000          Monthly Anniversary                     amount per month           month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM INSURANCE         On rider's effective                    $0.54 per $1,000           $0.54 per $1,000 of rider
                                  date and on each                        of rider coverage          coverage amount per
                                  Monthly Anniversary                     amount per month           month
                                  Day
------------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.07 - $3.40 per          $0.07 - $3.40 per $1,000 of
                                  date and on each                        $1,000 of rider            rider coverage amount per
                                  Monthly Anniversary                     coverage amount            month
                                  Day                                     per month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 35 year-old male     On rider's effective                    $0.14 per $1,000           $0.14 per $1,000 of rider
Preferred Non-Smoker and a        date and on each                        of rider coverage          coverage amount per
Contract with a $250,000          Monthly Anniversary                     amount per month           month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL LIFE INSURANCE RIDER
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.06 - $83.33 per         $0.05 - $38.00 per $1,000
                                  date and on each                        $1,000 of rider            of rider coverage amount
                                  Monthly Anniversary                     coverage amount            per month
                                  Day                                     per month
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 42 year-old male     On rider's effective                    $0.14 per $1,000           $0.06 per $1,000 of rider
Preferred Non-Smoker and a        date and on each                        of rider coverage          coverage amount per
Contract with a $400,000          Monthly Anniversary                     amount per month           month
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------

                                      PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
                                                                          ----------------------------------------------------------
                                                                          GUARANTEED CHARGE(1)       CURRENT CHARGE(1)
------------------------------------------------------------------------------------------------------------------------------------
MONTHLY BENEFIT RIDER
------------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge        On rider's effective                    $0.37 - $22.05 per         $0.31 - $22.05 per $100 of
                                  date and on each                        $100 of monthly            monthly coverage amount
                                  Monthly Anniversary                     coverage amount
                                  Day
------------------------------------------------------------------------------------------------------------------------------------
Charge for a 42 year-old male     On rider's effective                    $2.40 per $100 of monthly  $2.04 per $100 of monthly
Preferred Non-Smoker and a        date and on each                        coverage amount for a 20   coverage amount for a 20
Contract with a $400,000          Monthly Anniversary                     year payout                year payout
Specified Amount during           Day
the first Contract Year
------------------------------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION RIDER             NA                                   No Charge                  No Charge
------------------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT/LIVING     NA                                   No Charge                  No Charge
BENEFITS RIDER
------------------------------------------------------------------------------------------------------------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts," page 43.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2004. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(9)
------------------------------------------------------------------------------------------------------------
                                                                       MINIMUM                       MAXIMUM
                                                                       -------                       -------
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are            0.25%                          1.79%
deducted from Portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)

The following table shows the fees and expenses charged (before and after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2004.

______________________
(9) The expenses used to prepare this table were provided to Kansas City Life by the Funds. Kansas City Life has not independently verified this data.

ANNUAL PORTFOLIO OPERATING EXPENSES(10)
   (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                 MANAGEMENT     12b-1/       OTHER         TOTAL         CONTRACTUAL       TOTAL PORTFOLIO
                                            FEES         SERVICE     EXPENSES     PORTFOLIO      FEE WAIVER OR          ANNUAL
                                                          FEES                      ANNUAL          EXPENSE            OPERATING
                                                                                   OPERATING      REIMBURSEMENT      EXPENSES AFTER
                                                                                   EXPENSES                          REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends             0.77%         NA         0.37%         1.14%            0.08%             1.06(11)%
Fund (Series I Shares) (Effective on or
about July 1, 2005, AIM V.I. Dent
Demographic Trends Fund will be
renamed AIM V.I. Demographic
Trends Fund (Series I Shares))(12)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                 0.61%         NA         0.30%         0.91%              NA                  NA
(Series I Shares)(12)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund (Series I           0.75%         NA         0.40%         1.15%              NA                  NA
Shares) (formerly known as INVESCO
VIF Technology Fund (Series I
Shares))(12)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE
PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital                  1.00%         NA         0.00%         1.00%(13)          NA                  NA
Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Income &                 0.70%         NA         0.00%         0.70%(13)          NA                  NA
Growth
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation                0.50%        0.25%       0.00%         0.75%(13)          NA                  NA
Protection Fund (Class II)
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP International            1.33%         NA         0.01%         1.34%(13)          NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)                 1.00%         NA         0.01%         1.01%(13)          NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                    0.95%         NA         0.00%         0.95%(13)          NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Portfolio          0.75%         NA         0.56%          1.31%             NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial Shares      0.75%         NA         0.04%          0.79%             NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio - Initial       0.75%         NA         0.04%          0.79%             NA                  NA
Shares
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -             0.25%         NA         0.01%          0.26%             NA                  NA
INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------

(10) These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment adviser of each Fund provided the above information, and Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown. See the Portfolios' prospectuses for more complete information.

-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                 MANAGEMENT     12b-1/       OTHER         TOTAL         CONTRACTUAL       TOTAL PORTFOLIO
                                            FEES         SERVICE     EXPENSES     PORTFOLIO      FEE WAIVER OR          ANNUAL
                                                          FEES                      ANNUAL          EXPENSE            OPERATING
                                                                                   OPERATING      REIMBURSEMENT      EXPENSES AFTER
                                                                                   EXPENSES                          REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE             0.75%          NA        0.07%         0.82%              NA                  NA
GROWTH FUND, INC. - INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II(14)       0.75%          NA        0.15%         0.90%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II(14)       0.60%          NA        0.14%         0.74%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                0.50%        0.25%       0.30%         1.05%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth                0.48%        0.25%(16)   0.29%         1.02%            0.03%             0.99%(15)
Securities Fund (Class 2)(formerly
known as Franklin Small Cap Fund
(Class 2))
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (Class 2)          0.48%(17)    0.25%(16)   0.02%         0.75%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                 1.25%        0.25%       0.29%         1.79%              NA                  NA
Securities Fund (Class 2)
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund            0.68%        0.25%       0.19%         1.12%            0.05%             1.07%(15)
(Class 2)
-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio             0.70%          NA        0.55%         1.25%            0.25%             1.00%(18)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio             0.60%          NA        0.55%         1.15%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core Equity          0.35%          NA        0.50%         0.85%              NA                  NA
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                   0.75%          NA        0.12%         0.87%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Bond Series (formerly           0.60%          NA        0.39%         0.99%            0.29%             0.70%(19)
known as MFS Bond Series)
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                          0.75%          NA        0.13%         0.88%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series                  0.75%          NA        0.33%         1.08%            0.18%             0.90%(19)
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                      0.75%          NA        0.08%         0.83%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                         0.75%          NA        0.14%         0.89%(20)         NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio (Class 2)         0.40%        0.25%       0.52%         1.17%              NA                  NA
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Communications and                  0.75%        0.25%       0.25%         1.25%              NA                  NA
Information Portfolio (Class 2)
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Portfolio         1.00%        0.19%       0.14%         1.33%              NA                  NA
(Class 2)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------

(11) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(12) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(13) The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.50% of the average net assets of the Class II shares of the fund.

(14) The Fund did not pay or accrue a shareholder services fee or the Rule 12b-1 fee during the fiscal year ended December 31, 2004. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2005.

(15) The manager has contractually agreed in advance to reduce its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(16) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(17) The Fund administration fee is paid indirectly through the management fee.

(18) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses until May 1, 2006 to the extent necessary to limit Total Annual Fund Operating Expenses 1.00%.

(19) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (determined without giving effect to the expense reduction arrangements described above) do not exceed 0.15% annually (0.10% annually for the Research Bond Series). These expense limitation arrangements exclude management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. The contractual fee arrangements will continue until at least April 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of these arrangements.

(20) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into or may enter into brokerage arrangements that reduce or recapture series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, the "Total Portfolio Annual Operating Expenses After Reimbursement" would be lower for certain series and would equal:

                           0.88% for Utilities Series

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. CERTAIN GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES MAY STILL APPLY.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege, page
24) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS

   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND (SERIES I SHARES) (EFFECTIVE ON OR ABOUT JULY 1, 2005, AIM V.I. DENT DEMOGRAPHIC TRENDS FUND WILL BE RENAMED AIM V.I. DEMOGRAPHIC TRENDS FUND (SERIES I SHARES)) (MANAGER: A I M ADVISORS,). The fund's investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations.

   AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

   AIM V.I. TECHNOLOGY FUND (SERIES I SHARES) (FORMERLY KNOWN AS INVESCO VIF-TECHNOLOGY FUND SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.). The Fund seeks capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

   AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

   AMERICAN CENTURY VP INCOME & GROWTH (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

   AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

   AMERICAN CENTURY VP INTERNATIONAL (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP
International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

   AMERICAN CENTURY VP ULTRA(R) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

   AMERICAN CENTURY VP VALUE (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

CALAMOS ADVISORS TRUST

   CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income. The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

DREYFUS VARIABLE INVESTMENT FUND

   APPRECIATION PORTFOLIO (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT
ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

   DEVELOPING LEADERS PORTFOLIO (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (MANAGER: THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

   FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

   FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

   FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND (CLASS 2) (FORMERLY KNOWN AS FRANKLIN SMALL CAP GROWTH FUND (CLASS 2)) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding
(i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase; and mid cap companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

   FRANKLIN REAL ESTATE FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC). Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

   TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invest primarily to predominantly in equity securities.

   TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

J.P. MORGAN SERIES TRUST II

   JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). The investment objective of JPMorgan Mid Cap Value Portfolio is to provide long-term growth from mid-capitalization stocks.

   JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

   JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) VARIABLE INSURANCE TRUST(SM)

   MFS RESEARCH BOND SERIES (FORMERLY KNOWN AS MFS BOND SERIES) (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non- rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

   MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

   MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

   MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

   MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

   MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The
Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

SELIGMAN PORTFOLIOS, INC.

   SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

   SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER: J. &
W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

   SELIGMAN SMALLER-CAP VALUE PORTFOLIO (CLASS 2) (FORMERLY SELIGMAN SMALL-CAP VALUE PORTFOLIO (CLASS 2)) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts. You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We (or our affiliates) may receive significant compensation from a Fund's investment adviser (or its affiliates) in connection with administration, or other services provided with respect to the Funds and their availability through the Contracts. This compensation is not reflected in fees and expenses listed in the fee table that is set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o  de-register it under that Act if registration is no longer required; or

o  combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o  approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 6.35% Premium expense charge from each Premium. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium Expense Charge.

State premium tax rates vary by state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Expense Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Premium Allocations and Crediting," page 24) The Monthly Deduction consists of:

(1)  cost of insurance charges;

(2)  monthly expense charges; and

(3)  any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

   COST OF INSURANCE CHARGE. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age at issue, sex, and number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

o  Standard Tobacco User

o  Preferred Tobacco User

o  Standard Non-tobacco User

o  Preferred Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted). If you have chosen Coverage Option A or Coverage Option C for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY" page 33, for an explanation of the factors that affect Contract Value.) If you have chosen Option B for your Death Benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

   COST OF INSURANCE RATES FOR INCREASES. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 27) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

   MONTHLY EXPENSE CHARGE. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "

Determination of Contract Date," page 23) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge that applies in all years. This charge is $7.50 per month and is guaranteed.

(2) a per thousand charge which is guaranteed never to exceed $0.05 per thousand of Specified Amount per month. We currently are not charging the per thousand portion of the monthly expense charge.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

   SUPPLEMENTAL AND/OR RIDER BENEFIT CHARGES. These charges are part of the Monthly Deduction and vary by the benefit.

o  Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this
   --------------------------------------
   rider.

o  Lifetime Guaranteed Minimum Death Benefit. We assess a charge per $1,000 of
   -----------------------------------------
   rider coverage amount.

o  Disability Continuance of Insurance. We assess a charge per $1,000 of rider
   -----------------------------------
   coverage amount.

o  Disability Premium Benefit Rider. We assess a charge per $1,000 of rider
   --------------------------------
   coverage amount.

o  Accidental Death Benefit. We assess a monthly charge per $1,000 of rider
   ------------------------
   coverage amount.

o  Option to Increase Specified Amount. We assess a monthly charge per $1,000
   -----------------------------------
   of rider coverage amount.

o  Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider
   -----------------------
   coverage amount.

o  Children's Term Insurance. We assess a monthly charge per $1,000 of rider
   -------------------------
   coverage amount.

o  Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider
   ----------------------------
   coverage amount.

o  Additional Life Insurance Rider. We assess a monthly charge per $1,000 of
   -------------------------------
   rider coverage amount.

o  Maturity Extension Rider. We do not assess a charge for this rider.
   ------------------------

o  Accelerated Death Benefit/Living Benefits Rider. We do not assess a charge
   -----------------------------------------------
   for this rider.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The charge is at an annual rate of 0.50% of net assets. The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each telephone, facsimile or electronic mail authorization request, or Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured's issue Age (as shown in Appendix B). We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

o Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or

o  if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will pro rate the surrender charges between Contract Years. However, after the end of the 15th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

OTHER TAX CHARGE

We currently assess a charge to cover income and Premium taxes incurred as a result of the operations of the Subaccount. We reserve the right to assess increased charges for additional taxes against the Subaccounts based on future changes in tax codes.

THE CONTRACT
PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual
Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized payment or combined billing arrangement. (See "PREMIUMS," page 31)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The currently available issue Ages are 0 through 80 on a non-tobacco user basis, 15 through 80 on a preferred non-tobacco user basis, and 15 through 80 on a tobacco user basis. (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.) We reserve the right to issue above age 80. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue Ages 50 and above. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "TAX CONSIDERATIONS," page 40)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application. As Owner, you may exercise every right provided by your contract. These rights and privileges end at the Insured's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving written notice to us. The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

    CONTRACT DATE CALCULATED TO BE 29th, 30th OR 31st OF MONTH

    No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

    PRE-AUTHORIZED CHECK PAYMENT PLAN (PAC) OR COMBINED BILLING (CB)--PREMIUM WITH APPLICATION

    If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

    GOVERNMENT ALLOTMENT (GA) AND FEDERAL ALLOTMENT (FA)

    If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

    CONVERSIONS

    If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase. The free look period expires on the latest of:

o 10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;

o 45 days after your application for the Contract or the increase in Specified Amount is signed; or

o  10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 44) The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a Premium payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o  we allow only one transfer each Contract Year from the Fixed Account;

o the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);

o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a written request for transfers. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 27.) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Standard Time to receive same day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard
Time). If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

FREQUENT TRANSFERS AMONG SUBACCOUNTS. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

  o  the requirement of a minimum time period between each transfer;

  o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

  o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

  o implementing and administering redemption fees imposed by one or more of the Funds in the future; and

  o requiring that a written request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. Owners and persons with interests under the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain. We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

o  we have completed the designated number of transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o  you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins. We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permit each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:

o you request any transfer unless you authorize a change in allocation at that time; or

o  the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,

(3) reflect a change in the operation of the Variable Account; or

(4) provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

    GUARANTEED MINIMUM DEATH BENEFIT RIDER (GMDB)

    Issue Ages:  Same as Contract; only available at issue

    This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

    There is no charge for this rider, but it must be requested at issue of the Contract.

    The Guaranteed Minimum Death Benefit Premium is the monthly Premium level, which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

    This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

    If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

    (1) terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or

    (2) pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

    If one of the above options are not selected, we will terminate your Contract and all riders.

    If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death
    Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

    You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force. Reinstatement requires:

    (1) a Written Request to reinstate the rider;

    (2) evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and

    (3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

    We have the right to deny reinstatement of the rider more than once during the life of the Contract.

    This benefit terminates on the earlier of:

    (1) the date the contract terminates for any reason;

    (2) the date you cancel this rider;

    (3) the Insured's Age 65; or

    (4) when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

    You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.

    LIFETIME GUARANTEED MINIMUM DEATH BENEFIT RIDER (LGM)

    Issue Ages:  Same as Contract; only available at issue

    This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

    The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

    This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

    If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

    (1) terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or

    (2) pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

    If one of the above options is not selected, we will terminate your Contract and all riders.

    If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death
    Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

    You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force. Reinstatement requires:

    (1) a Written Request to reinstate the rider;

    (2) evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and

    (3) payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

    We have the right to deny reinstatement of the rider more than once during the life of the Contract.

    This benefit terminates on the earlier of:

    (1) the date the contract terminates for any reason;

    (2) the date you cancel this rider;

    (3) when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

    You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.

    DISABILITY CONTINUANCE OF INSURANCE (DCOI)

    Issue Ages: 15-55, renewal through age 59

    This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

    DISABILITY PREMIUM BENEFIT RIDER (DPB)

    Issue Ages:  15-55, renewal through 59

    This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

    ACCIDENTAL DEATH BENEFIT (ADB)

    Issue Ages:  5-60

    This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

    OPTION TO INCREASE SPECIFIED AMOUNT (ASSURED INSURABILITY - AI)

    Issue Ages:  0-38

    This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

    SPOUSE'S TERM INSURANCE (STI)

    Issue Ages:  15-50 (Spouse's age)

    This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

    CHILDREN'S TERM INSURANCE (CTI)

    Issue Ages:  14 Days - 17 Years (Children's ages)

    This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

    OTHER INSURED TERM INSURANCE (OI)

    Issue Ages:  0-65 (Other Insured's age)

    This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

    ADDITIONAL LIFE INSURANCE RIDER (ALI)

    Issue Ages:  0-80

    This rider provides level yearly renewable term coverage on the Insured, which counts towards the Death Benefit corridor. The minimum issue limit is $25,000. The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount. This term insurance may be converted to a new permanent contract at any time the rider is in force without evidence of insurability. If the Contract has Accidental Death Benefit coverage, it is also available on this rider.

    MATURITY EXTENSION RIDER (MER)

    Issue Ages:  No restrictions

    This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

    MONTHLY BENEFIT RIDER (MBR)

    Issue Ages: 20-55

    This rider pays a monthly benefit at the death of the insured. The monthly benefit is in addition to the death benefit payable under the base Contract. The Monthly Benefit Amount increases annually by 3% while the insured is alive (although a level benefit amount option is available). At death, the benefit amount then inforce is frozen and is payable each month until the point in time specified in the policy. The coverage expires at the date shown in the policy.

    ACCELERATED DEATH BENEFIT/LIVING BENEFITS RIDER (LBR)

    Issue Ages:  No restrictions

    This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit Proceeds (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:

      o  Terminal Illness Option: This option is available if the Insured is
         -----------------------
         diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.

      o  Nursing Home Option: This option is available after the Insured has
         -------------------
         been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

    Under both options, the Death Benefit Proceeds and associated values will be reduced at the time the benefit is initially calculated.

    We can furnish you details about the amount of accelerated Death Benefit Proceeds available to you if you are eligible and the adjusted Premiums that would be in effect if less than the entire Death Benefit Proceeds are accelerated.

    When you request an acceleration of a portion of the Death Benefit Proceeds under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.

    You are not eligible for this benefit if a law or government agency requires you to:

    (1) exercise this option to satisfy the claims of creditors, or

    (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

    YOU SHOULD KNOW THAT ELECTING TO USE THE ACCELERATED DEATH BENEFIT COULD HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE ELECTING TO RECEIVE THIS BENEFIT. (SEE "TAX CONSIDERATIONS," PAGE 40)

    THERE IS NO CHARGE FOR THIS RIDER.

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for non-tobacco users and one risk class for tobacco users. The non-tobacco costs of insurance rates for this rider are generally between the Contract's preferred and standard non-tobacco rates. The tobacco costs of insurance rates are near the Contract's tobacco rates. The costs of insurance rates for the Additional Life Insurance Rider are generally lower than the Contract's rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we will establish a Planned Premium amount set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may make additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a Premium expense charge from all Premiums prior to allocating them to your Contract.

   MINIMUM PREMIUM AMOUNTS. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make. (See "Planned Premiums," page 32) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

    MAXIMUM PREMIUM INFORMATION. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "TAX CONSIDERATIONS," page 40)

Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "TAX CONSIDERATIONS" page 40)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See "ALLOCATIONS AND TRANSFERS," page 24)

    GENERAL PREMIUM INFORMATION. We will not accept Premiums after the Maturity Date. You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans," page 37)

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you or your account to government regulators.

    PLANNED PREMIUMS. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See "Premiums to Prevent Lapse," page 32, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

    GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:

o   the amount of accumulated Guaranteed Monthly Premiums in effect; and

o additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date and five years after the effective date of an increase in Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

o   re-calculate the Guaranteed Monthly Premium;

o   notify you of the new Guaranteed Monthly Premium; and

o   amend your Contract to reflect the change.

    PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period. We will notify you of the new Guaranteed Monthly Premium for this period. If an increase is made after the initial five Contract Years, there will be no Guaranteed Payment Period applicable. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Changes in Specified Amount," page 36)

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

    AFTER THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

    DURING THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if:

o there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and

o the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 32)

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

o the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and

o enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

    GRACE PERIOD. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 35) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any will be returned. (See "REINSTATEMENT," page 40)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See "Premiums to Prevent Lapse," page 32) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 32, and "Grace Period," page 33) However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the Death Benefit provided certain requirements are met. (See "Supplemental and/or Rider Benefits," page 27)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus on amounts in the Variable Account that exceed $25,000. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the Variable Account Value that exceeds $25,000 at the end of each Contract Month. We pay these bonus amounts out of the savings we derive from the higher values of the Contract and the Contracts that have been in force for longer periods of time. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o   Premiums paid;

o   performance of the selected Subaccounts;

o   interest credited on amounts allocated to the Fixed Account;

o   interest credited on amounts in the Loan Account;

o   charges assessed under the Contracts;

o   transfers;

o   partial surrenders;

o   loans and loan repayments; and

o   any bonuses paid on the Monthly Anniversary Day.

    SUBACCOUNT VALUES. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

o   we take the allocated portion of the Monthly Deduction from the Subaccount;

o   you make a loan;

o   you transfer an amount from the Subaccount; or

o you take a partial surrender ( including the partial surrender fee) from the Subaccount.

    ACCUMULATION UNIT VALUES. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

    NET INVESTMENT FACTOR. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

    FIXED ACCOUNT VALUE. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o   all Premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o   interest credited on such Premiums and amounts transferred; less

o   the amount of any transfers from the Fixed Account; less

o the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less

o   the pro-rata portion of the Monthly Deduction deducted from the Fixed
    Account.

    LOAN ACCOUNT VALUE. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. (See "Surrendering the Contract for Cash Surrender Value," page 38) We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.

COMPANY HOLIDAYS

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See "Payment of Proceeds," page 39) or, if you prefer, under a payment option. (See "PAYMENT OPTIONS," page 38) We will pay the Death Benefit Proceeds to the beneficiary. (See "Selecting and Changing the Beneficiary," page 36)

AMOUNT OF DEATH BENEFIT PROCEEDS

The Death Benefit Proceeds are equal to the following:

o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o   any supplemental and/or rider benefits; plus

o   any cost of insurance charges deducted beyond the date of death; minus

o   any Loan Balance on that date; minus

o any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the Death Benefit, regardless of the performance of the Subaccounts. (See "Supplemental and/or Rider Benefits," page 27)

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of three Coverage Options, which will be used to determine the Death Benefit:

o   Option A: Death Benefit is the Specified Amount. Option A generally provides
    --------
    a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

o   Option B: Death Benefit is at least equal to the Specified Amount plus the
    --------
    Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

o   Option C: Death Benefit is at least equal to the Specified Amount plus the
    --------
    total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made. The more premiums you pay and the less you withdraw, the larger the death benefit will be.

Under all three Coverage Options we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages below 50 and $50,000 for issue Ages 50 and above. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A. The new Specified Amount will be the Death Benefit as of the effective date of the change. The Death Benefit will remain the same. The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option
C. Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability. The Specified Amount does not change. The new Death Benefit will be the Specified Amount plus the Contract Value as of the effective date of change. The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.

A CHANGE IN COVERAGE OPTION MAY HAVE TAX CONSEQUENCES. (SEE "TAX
CONSIDERATIONS," PAGE 40) YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE COVERAGE OPTION.

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CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

CHANGES IN THE SPECIFIED AMOUNT MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE SPECIFIED AMOUNT.

    DECREASES. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium. (See "Supplemental and/or Rider Benefits," page 20)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:

o   to help ensure compliance with the guideline premium limitations;

o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;

o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

    INCREASES. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.) In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:

o a change in Planned Premiums may be advisable. (See "Premiums Upon Increase in Specified Amount," page 32); and

o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 32) The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Supplemental and/or Rider Benefits," page
20) For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free look Right to Cancel Contract" page 23)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

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

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 44) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send loan proceeds to you, usually within seven calendar days. (See "PAYMENT OF PROCEEDS," page 39)

    INTEREST. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

    LOAN COLLATERAL. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

    PREFERRED LOAN PROVISION. Beginning in the eleventh Contract Year, an additional type of loan may be available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. (See "TAX
CONSIDERATIONS", page 40) You should consult a tax adviser if you are considering taking out a preferred loan.

    LOAN REPAYMENT. You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

    EFFECT OF CONTRACT LOAN. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "TAX CONSIDERATIONS," page 40, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct the Loan Balance from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 35)

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

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premiums to Prevent Lapse," page 32.)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge," page 20) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 39) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 38) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 40)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 38) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 19) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. PARTIAL SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 40)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We have the right to reject a partial surrender request if:

o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or

o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the Death Benefit. We will process partial surrender requests as of the date we receive your Written Request or request by telephone, facsimile or electronic mail, and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 39)

MATURITY BENEFIT

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the next Contract Anniversary following the Insured's 100th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize

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

these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

    OPTION 1: INTEREST PAYMENTS. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

    OPTION 2: INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

    OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

    OPTION 4: LIFE INCOME. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

    OPTION 5: JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

    MINIMUM AMOUNTS. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

    CHOICE OF OPTIONS. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice. Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;

(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

       LEGACY ACCOUNT. As described below, Kansas City Life will pay Death Benefit proceeds through Kansas City Life's Legacy Account. Kansas City Life places proceeds to be paid through the Legacy Account in their general account. The Legacy Account pays interest and provides check-writing privileges under which we reimburse the bank that pays the check out of the proceeds held in our general account. Kansas City Life will forward a checkbook to the Owner or Beneficiary within 7 calendar days of a scheduled payout. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to proceeds by writing a check on the account. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Legacy Account is closed. The Legacy Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

We will pay Death Benefit proceeds through the Legacy Account when:

o   the proceeds are paid to an individual; and

o   the amount of proceeds is $5,000 or more.

Any other use of the Legacy Account requires our approval.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account. Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

    IN GENERAL. We believe that the Death Benefit under a Contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Contract's flexibility with respect to premium payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC. In general, a Contract will be classified as a Modified Endowment Contract if the amount of premiums paid into the Contract causes the Contract to fail the "7-pay test." A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a "material change" in the Contract's benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract. A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

(2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

    DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM CONTRACTS THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

    CONTRACT LOANS. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

    MULTIPLE CONTRACTS. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

    WITHHOLDING. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

    CONTINUATION OF THE CONTRACT BEYOND AGE 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

    BUSINESS USES OF THE CONTRACTS. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

    NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CONTRACTS. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a beneficiary of a Contract.

    ACCELERATED DEATH BENEFIT/LIVING BENEFITS RIDER. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear. A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under this rider.

    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

    ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death. The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

    ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

    OTHER TAX CONSIDERATIONS. The transfer of the Contract or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts). We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

The Franklin Templeton Variable Insurance Products Trust, the Seligman Portfolios, Inc., and the American Century Variable Portfolios (in connection with the American Century VP Inflation Protection Fund (Class II)), each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset

Financial's obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. The maximum commissions payable for sales by Sunset Financial are: 85% of premiums up to one target premium and 2% of premiums above that amount paid in the first Contract year; 2% of target premium in Contract years 2 through 7; and 0% of target premium paid in Contract Years thereafter. There is an asset based trail commission of 0.15% of the account value in years two and beyond. When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial. For premiums received following an increase in Specified Amount, commissions on such premiums are paid based on the target premium for the increase in accordance with the commission rates described above. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or premium payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses. Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o   transfer of Contract Value;

o   change in Premium allocation;

o   change in dollar cost averaging;

o   change in portfolio rebalancing; or

o   Contract loan.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Standard Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Standard Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on Sunset Financial's ability to perform its obligations under the Underwriting Agreement, or on Kansas City Life's ability to meet its obligations under the Contract.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The financial statements for the Variable Account can also be viewed at www.kclife.com.

DEFINITIONS
Accumulation Unit                  An accounting unit used to measure the net investment results of each of the
                                   Subaccounts.

Age                                The Insured's age on his/her last birthday as of or on each Contract Anniversary.
                                   The Contract is issued at the Age shown in the Contract.

Allocation Date                    The date we apply your initial Premium to your Contract. We allocate this
                                   Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home
                                   Office.

Beneficiary                        The person you designate to receive any Proceeds payable at the death of the
                                   Insured.

Cash Surrender Value               The Contract Value less any applicable Surrender Charge and any Contract Loan
                                   Balance.

Contract Anniversary               The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                      The date on which coverage takes effect. Contract Months, Years and
                                   Anniversaries are measured from the Contract Date.

Contract Value                     Measure of the value in your Contract. It is the sum of the Variable Account
                                   Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year                      Any period of twelve months starting with the Contract Date or any Contract
                                   Anniversary.

Coverage Options                   Death Benefit options available which affect the calculation of the Death Benefit.
                                   Option A provides a Death Benefit at least equal to the Specified Amount.
                                   Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value. Option C provides a Death Benefit at least equal to the
                                   Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Benefit Proceeds             The amount of Proceeds payable upon the Insured's death.

Fixed Account Value                Measure of value accumulating in the Fixed Account.

Grace Period                       A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums. This period of time gives you the chance to pay enough Premiums to keep your
                                   Contract in force.

Guaranteed Monthly Premium         A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period          The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office                        When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.
                                   Transaction requests and other types of Written Notices should be sent to P.O.
                                   Box 219364, Kansas City, Missouri 64121-9364. The telephone number at our
                                   Variable Administration office is 800-616-3670.

Insured                            The person whose life we insure under the Contract.

Lapse                              Termination of the Contract because there is not enough value in the Contract when the Grace Period ends.

Loan Account                       Used to track loan amounts and accrued interest. It is part of the Fixed
                                   Account.

Loan Account Value                 Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance                       The sum of all outstanding Contract loans plus accrued interest.

Maturity Date                      The date when Death Benefit coverage terminates and we pay you any Cash
                                   Surrender Value.

Monthly Anniversary Day            The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                  The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly
                                   Deduction as of each Monthly Anniversary Day.

Net Investment Factor              An index used to measure Subaccount performance.

Owner, You, Your                   The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums                   The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium (s)/ Premium Payment(s)    The amount(s) you pay to purchase the Contract. It includes both Planned
                                   Premiums and Unscheduled Premiums.

Proceeds                           The total amount we are obligated to pay.

Reallocation Date                  The date on which the Contract Value we initially allocated to the Federated
                                   Prime Money Fund II Subaccount on the Allocation Date is allocated to the
                                   Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the Premium allocation percentages you specify in the application.
                                   The Reallocation Date is 30 days after the Allocation Date.

Specified Amount                   The amount of insurance coverage on the Insured. The actual Death Benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts                        The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value                   Measure of the value in a particular Subaccount.

Unscheduled Premium                Any Premium other than a Planned Premium.

Valuation Day                      Each day on which the New York Stock Exchange is open for business.

Valuation Period                   The interval of time beginning at the close of normal trading on the New York
                                   Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading occurs at 3 p.m. Central Standard Time. The term
                                   "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our
                                   Variable Administration Office.

Variable Account Value             The Variable Account Value is equal to the sum of all Subaccount Values of a
                                   Contract.

We, Our, Us                        Kansas City Life Insurance Company

Written Notice/Written Request     A written notice or written request in a form satisfactory to us that is signed by the Owner and received at the Home Office.

                                   APPENDIX A

                        INITIAL SURRENDER CHARGE FACTORS

                         PER $1,000 OF SPECIFIED AMOUNT

-----------------------------------------------------------------------------------------------------------
Issue    Female    Male    Issue    Female     Male    Issue    Female     Male    Issue    Female     Male
 Age                        Age                         Age                         Age
-----------------------------------------------------------------------------------------------------------
 0        6.02     6.45     23      12.77     13.68     46      23.84     27.25     69      42.53     42.85
-----------------------------------------------------------------------------------------------------------
 1        6.02     6.45     24      13.26     14.21     47      24.05     27.49     70      42.97     42.97
-----------------------------------------------------------------------------------------------------------
 2        6.02     6.45     25      13.78     14.76     48      24.29     27.76     71      43.26     43.60
-----------------------------------------------------------------------------------------------------------
 3        6.02     6.45     26      14.39     15.42     49      24.56     28.06     72      43.43     43.78
-----------------------------------------------------------------------------------------------------------
 4        6.02     6.45     27      15.05     16.13     50      24.86     28.42     73      43.47     43.83
-----------------------------------------------------------------------------------------------------------
 5        6.02     6.45     28      15.76     16.89     51      25.23     28.83     74      43.76     44.12
-----------------------------------------------------------------------------------------------------------
 6        6.52     6.99     29      16.51     17.69     52      25.65     29.31     75      43.92     44.28
-----------------------------------------------------------------------------------------------------------
 7        6.99     7.49     30      16.69     18.54     53      26.15     29.89     76      44.07     44.43
-----------------------------------------------------------------------------------------------------------
 8        7.42     7.95     31      17.47     19.41     54      26.73     30.54     77      44.21     44.58
-----------------------------------------------------------------------------------------------------------
 9        7.83     8.39     32      18.24     20.27     55      27.30     31.20     78      44.34     44.71
-----------------------------------------------------------------------------------------------------------
 10       8.22     8.81     33      19.01     20.42     56      28.01     32.02     79      44.46     44.84
-----------------------------------------------------------------------------------------------------------
 11       8.58     9.20     34      19.74     21.20     57      28.83     32.94     80      44.58     45.34
-----------------------------------------------------------------------------------------------------------
 12       8.93     9.57     35      20.40     21.91     58      29.74     33.98     81      44.00     45.34
-----------------------------------------------------------------------------------------------------------
 13       9.28     9.95     36      20.78     22.49     59      30.76     35.15     82      44.00     45.34
-----------------------------------------------------------------------------------------------------------
 14       9.62    10.31     37      21.38     22.97     60      31.89     36.45     83      44.00     45.34
-----------------------------------------------------------------------------------------------------------
 15       9.94    10.65     38      21.76     23.37     61      33.14     37.87     84      43.75     45.34
-----------------------------------------------------------------------------------------------------------
 16      10.26    11.00     39      22.06     24.35     62      34.48     39.41     85      43.25     45.34
-----------------------------------------------------------------------------------------------------------
 17      10.58    11.34     40      22.29     24.77     63      35.97     41.10
-----------------------------------------------------------------------------------------------------------
 18      10.91    11.69     41      23.28     24.95     64      37.56     41.59
-----------------------------------------------------------------------------------------------------------
 19      11.23    12.03     42      23.41     25.08     65      39.27     41.79
-----------------------------------------------------------------------------------------------------------
 20      11.56    12.39     43      23.49     25.17     66      40.45     42.21
-----------------------------------------------------------------------------------------------------------
 21      11.93    12.78     44      23.58     25.26     67      41.25     42.46
-----------------------------------------------------------------------------------------------------------
 22      12.33    13.22     45      23.66     27.04     68      41.96     42.58
-----------------------------------------------------------------------------------------------------------

                                   APPENDIX B

         SURRENDER CHARGE PERCENTAGES OF INITIAL SURRENDER CHARGE FACTOR

--------------------------------------------------------------------------------
  Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
--------------------------------------------------------------------------------
    Do not grade between Years 15-16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------
            Ages-------->
Year    0-15    16-45    46-50    51-55    56-60    61-65    66-70     71+
--------------------------------------------------------------------------
  1      50%     45%      50%      65%      75%      85%      95%     100%
--------------------------------------------------------------------------
  2      75%     73%      75%      83%      88%      93%      98%     100%
--------------------------------------------------------------------------
  3     100%    100%     100%     100%     100%     100%     100%     100%
--------------------------------------------------------------------------
  4     100%    100%     100%     100%     100%     100%     100%     100%
--------------------------------------------------------------------------
  5     100%    100%     100%     100%     100%     100%     100%     100%
--------------------------------------------------------------------------
  6      90%     90%      90%      90%      90%      90%      90%      90%
--------------------------------------------------------------------------
  7      80%     80%      80%      80%      80%      80%      80%      80%
--------------------------------------------------------------------------
  8      70%     70%      70%      70%      70%      70%      70%      70%
--------------------------------------------------------------------------
  9      60%     60%      60%      60%      60%      60%      60%      60%
--------------------------------------------------------------------------
 10      50%     50%      50%      50%      50%      50%      50%      50%
--------------------------------------------------------------------------
 11      40%     40%      40%      40%      40%      40%      40%      40%
--------------------------------------------------------------------------
 12      32%     32%      32%      32%      32%      32%      32%      32%
--------------------------------------------------------------------------
 13      24%     24%      24%      24%      24%      24%      24%      24%
--------------------------------------------------------------------------
 14      16%     16%      16%      16%      16%      16%      16%      16%
--------------------------------------------------------------------------
 15       8%      8%       8%       8%       8%       8%       8%       8%
--------------------------------------------------------------------------
16+       0%      0%       0%       0%       0%       0%       0%       0%
--------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                                        1

ADDITIONAL CONTRACT INFORMATION                                                               1

      SPECIALIZED USES OF THE CONTRACT                                                        1
      INCONTESTABILITY                                                                        1
      SUICIDE EXCLUSION                                                                       1
      MISSTATEMENT OF AGE OR SEX                                                              1
      ASSIGNMENT                                                                              1
      REDUCED CHARGES FOR ELIGIBLE GROUPS                                                     1

ADDITIONAL PREMIUM INFORMATION                                                                2

      GENERALLY                                                                               2
      PLANNED PREMIUM PAYMENTS                                                                2
      PREMIUM PAYMENTS TO PREVENT LAPSE                                                       2

UNDERWRITING REQUIREMENTS                                                                     2

SALE OF THE CONTRACT                                                                          3

PERFORMANCE DATA                                                                              3

      YIELDS AND TOTAL RETURNS                                                                3
      MONEY MARKET SUBACCOUNTS YIELDS                                                         4
      TOTAL RETURNS                                                                           4

OTHER INFORMATION                                                                             5

      RESOLVING MATERIAL CONFLICTS                                                            5
      MINIMUM GUARANTEED AND CURRENT INTEREST RATES                                           5
      LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS                     5
      REPORTS TO CONTRACT OWNERS                                                              6
      EXPERTS                                                                                 6
      LEGAL MATTERS                                                                           6
      ADDITIONAL INFORMATION                                                                  6
      FINANCIAL STATEMENTS                                                                    6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life , including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

                  KANSAS CITY LIFE INSURANCE COMPANY
                            3520 BROADWAY
                           P.O. BOX 219364
                   KANSAS CITY, MISSOURI 64121-9364
                            (800) 616-3670

                 STATEMENT OF ADDITIONAL INFORMATION
           KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
     INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 2, 2005.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE..............    1
ADDITIONAL CONTRACT INFORMATION ....................................    1
  SPECIALIZED USES OF THE CONTRACT .................................    1
  INCONTESTABILITY .................................................    1
  SUICIDE EXCLUSION ................................................    1
  MISSTATEMENT OF AGE OR SEX .......................................    1
  ASSIGNMENT .......................................................    1
  REDUCED CHARGES FOR ELIGIBLE GROUPS ..............................    1
ADDITIONAL PREMIUM INFORMATION .....................................    2
  GENERALLY ........................................................    2
  PLANNED PREMIUMS .................................................    2
PREMIUMS TO PREVENT LAPSE ..........................................    2
UNDERWRITING REQUIREMENTS ..........................................    2
SALE OF THE CONTRACTS ..............................................    3
PERFORMANCE DATA ...................................................    3
  YIELDS AND TOTAL RETURNS .........................................    3
  MONEY MARKET SUBACCOUNT YIELDS ...................................    4
  TOTAL RETURNS ....................................................    4
OTHER INFORMATION ..................................................    5
  RESOLVING MATERIAL CONFLICTS .....................................    5
  MINIMUM GUARANTEED AND CURRENT INTEREST RATES ....................    5
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS
     AND BENEFITS ..................................................    5
  REPORTS TO CONTRACT OWNERS .......................................    6
  EXPERTS ..........................................................    6
  LEGAL MATTERS ....................................................    6
  ADDITIONAL INFORMATION ...........................................    6
  FINANCIAL STATEMENTS .............................................    6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. USING A CONTRACT FOR A SPECIALIZED PURPOSE MAY HAVE TAX CONSEQUENCES. (SEE "TAX CONSIDERATIONS" IN THE PROSPECTUS.)

INCONTESTABILITY
After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION
If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

o  the cost of insurance deductions that have been made; and

o  the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o  nature of the association and its organizational framework;
o  method by which sales will be made to the members of the class;
o facility with which Premiums will be collected from the associated individuals;
o  association's capabilities with respect to administrative tasks;
o  anticipated persistency of the Contract;
o  size of the class of associated individuals;
o  number of years the association has been in existence; and
o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION
GENERALLY

Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUMS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium payment or the total Premiums paid, as discussed in the Prospectus.

PREMIUMS TO PREVENT LAPSE

Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

A DURING THE GUARANTEED PAYMENT PERIOD. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

B AFTER THE GUARANTEED PAYMENT PERIOD. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the 4 risk classes, based on underwriting: Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class. Standard Non-tobacco rates are available for Issue Ages 0-80. Standard Tobacco and Preferred Non-tobacco rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

o The Preferred Non-tobacco risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as non-tobaccos.

o Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco. If an Insured does not qualify as a non-tobacco, cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

o We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

=================================================================================================================
Fiscal year                                                      Aggregate Amount of Commissions Retained by
                        Aggregate Amount of                    Sunset Financial After Payments to its Registered
                Commissions Paid to Sunset Financial*                   Persons and Other Broker-Dealers
-----------------------------------------------------------------------------------------------------------------
2002                        $2,764,404.00                                         $52,448.10
2003                        $2,675,443.00                                         $78,720.00
2004                        $2,781,947.00                                         $127,807.00
=================================================================================================================

   * Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges"). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured's age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

KPMG
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, and the statement of net assets of the Variable Account as of December 31, 2004 and the related statements of operations for the year ended December 31, 2004 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2004, except those individual series operating for portions of such period as disclosed in the financial statements and financial highlights for each of the years in the three-year period ended December 31, 2004, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life, has examined actuarial matters in this Prospectus.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in this Statement of Additional Information:

o  consolidated balance sheet as of December 31, 2004 and 2003; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2004.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o  statement of net assets as of December 31, 2004; and

o related statement of operations for the year ended December 31, 2004, statements of changes in net assets for each of the years in the two-year period ended December 31, 2004, except those individual series operating for portions of such period as disclosed in the financial statements, and financial highlights for each of the years in the three-year period ended December 31, 2004.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                             December 31
                                                                     ---------------------------
                                                                        2004              2003
                                                                     ----------       ----------
ASSETS
Investments:
    Fixed maturity securities available for sale, at fair value
        (amortized cost: 2004 - $2,863,781; 2003 - $2,730,612)       $2,962,114       $2,814,485
    Equity securities available for sale, at fair value
        (cost: 2004 - $61,812; 2003 - $62,203)                           63,099           63,808
    Mortgage loans                                                      430,632          456,656
    Real estate                                                          91,519          112,691
    Policy loans                                                        108,546          114,420
    Short-term investments                                               67,980           71,823
    Other investments                                                     2,081              903
                                                                     ----------       ----------
        Total investments                                             3,725,971        3,634,786

Cash                                                                      4,147           20,029
Accrued investment income                                                39,928           39,132
Deferred acquisition costs                                              229,712          237,702
Value of business acquired                                               96,853          106,334
Reinsurance receivables                                                 156,839          152,729
Property and equipment                                                   31,595           32,981
Other assets                                                             27,118           21,303
Separate account assets                                                 353,983          304,691
                                                                     ----------       ----------
        Total assets                                                 $4,666,146       $4,549,687
                                                                     ==========       ==========
LIABILITIES
Future policy benefits                                               $  859,890       $  859,767
Policyholder account balances                                         2,299,470        2,248,215
Policy and contract claims                                               34,200           33,012
Other policyholder funds                                                 97,030          101,084
Notes payable                                                            92,220          133,670
Income taxes                                                             53,703           36,918
Other liabilities                                                       182,754          187,892
Separate account liabilities                                            353,983          304,691
                                                                     ----------       ----------
        Total liabilities                                             3,973,250        3,905,249
                                                                     ----------       ----------
STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares               23,121           23,121
Additional paid in capital                                               24,279           23,310
Retained earnings                                                       733,499          688,800
Accumulated other comprehensive income                                   26,231           23,418
Less treasury stock, at cost (2004 - 6,550,287 shares;
    2003 - 6,572,087 shares)                                           (114,234)        (114,211)
                                                                     ----------       ----------
        Total stockholders' equity                                      692,896          644,438
                                                                     ----------       ----------

        Total liabilities and stockholders' equity                   $4,666,146       $4,549,687
                                                                     ==========       ==========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                             Year Ended December 31
                                                       -----------------------------------
                                                         2004          2003         2002
                                                       --------      --------     --------
REVENUES
Insurance revenues:
    Premiums                                           $188,881      $211,468     $186,284
    Contract charges                                    115,710       110,006      105,520
    Reinsurance ceded                                   (54,490)      (48,830)     (43,223)
                                                       --------      --------     --------
        Total insurance revenues                        250,101       272,644      248,581
Investment revenues:
    Net investment income                               197,975       194,763      194,235
    Realized investment gains (losses)                   45,929       (29,280)     (18,240)
Other revenues                                            8,468         9,387       14,779
                                                       --------      --------     --------
        Total revenues                                  502,473       447,514      439,355
                                                       --------      --------     --------

BENEFITS AND EXPENSES
Policyholder benefits                                   185,155       207,914      187,335
Interest credited to policyholder account balances       96,497        92,278       87,587
Amortization of deferred acquisition costs
    and value of business acquired                       40,607        38,096       31,094
Operating expenses                                       98,531        99,995       95,518
                                                       --------      --------     --------
        Total benefits and expenses                     420,790       438,283      401,534
                                                       --------      --------     --------

Income before income tax expense (benefit)               81,683         9,231       37,821
                                                       --------      --------     --------

Income tax expense (benefit)                             23,996        (5,562)       6,272
                                                       --------      --------     --------

NET INCOME                                             $ 57,687      $ 14,793     $ 31,549
                                                       ========      ========     ========
Basic and diluted earnings per share:
    Net income                                         $   4.83      $   1.24     $   2.63
                                                       ========      ========     ========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)


                                                               Year Ended December 31
                                                       ---------------------------------------
                                                          2004          2003           2002
                                                       ---------      ---------      ---------
COMMON STOCK, beginning and end of year                $  23,121      $  23,121      $  23,121
                                                       ---------      ---------      ---------

ADDITIONAL PAID IN CAPITAL
Beginning of year                                         23,310         22,605         21,744
Excess of proceeds over cost of treasury stock sold          969            705            861
                                                       ---------      ---------      ---------

    End of year                                           24,279         23,310         22,605
                                                       ---------      ---------      ---------
RETAINED EARNINGS
Beginning of year                                        688,800        686,847        668,255
Net income                                                57,687         14,793         31,549
Stockholder dividends of $1.08 per share
    (2003 - $1.08; 2002 - $1.08)                         (12,988)       (12,840)       (12,957)
                                                       ---------      ---------      ---------

    End of year                                          733,499        688,800        686,847
                                                       ---------      ---------      ---------
ACCUMULATED OTHER COMPREHENSIVE
    INCOME (LOSS)
Beginning of year                                         23,418        (24,437)       (38,806)
Other comprehensive income                                 2,813         47,855         14,369
                                                       ---------      ---------      ---------

    End of year                                           26,231         23,418        (24,437)
                                                       ---------      ---------      ---------
TREASURY STOCK, at cost
Beginning of year                                       (114,211)      (110,639)      (108,630)
Cost of 12,227 shares acquired
    (2003 - 96,472 shares; 2002 - 67,470 shares)            (506)        (3,925)        (2,535)
Cost of 34,027 shares sold
    (2003 - 24,882 shares; 2002 - 37,025 shares)             483            353            526
                                                       ---------      ---------      ---------

    End of year                                         (114,234)      (114,211)      (110,639)
                                                       ---------      ---------      ---------

TOTAL STOCKHOLDERS' EQUITY                             $ 692,896      $ 644,438      $ 597,497
                                                       =========      =========      =========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)


                                                                Year Ended December 31
                                                       -----------------------------------------
                                                          2004           2003             2002
                                                       ---------      -----------      ---------
OPERATING ACTIVITIES
Net income                                             $  57,687      $    14,793      $  31,549
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Amortization of investment premium (discount)       13,387            4,287           (641)
      Depreciation                                         5,175           12,949          5,916
      Acquisition costs capitalized                      (26,136)         (29,575)       (27,868)
      Amortization of deferred acquisition costs          32,906           30,224         23,568
      Amortization of value of business acquired           7,959            6,993          7,156
      Realized investment (gains) losses                 (45,929)          29,280         18,240
      Changes in assets and liabilities:
         Legal settlement liability                            -                -        (16,965)
         Future policy benefits                              123           20,115         (8,209)
         Policyholder account balances                    (2,120)          30,118         44,878
         Income taxes payable and deferred                16,124          (17,237)        (2,271)
      Other, net                                         (23,443)          (7,800)       (26,590)
                                                       ---------      -----------      ---------
      Net cash provided                                   35,733           94,147         48,763
                                                       ---------      -----------      ---------
INVESTING ACTIVITIES
Purchases of investments:
   Fixed maturity securities                            (726,948)      (1,251,481)      (788,919)
   Equity securities                                      (6,957)          (4,279)        (5,598)
   Mortgage loans                                        (72,265)        (149,344)       (76,186)
   Real estate                                            (8,287)         (41,329)       (21,170)
   Other investment assets                                 2,665          118,287        (52,271)
Sales of investments:
   Fixed maturity securities                             159,095          188,849        359,375
   Equity securities                                       7,495           25,807         16,911
   Real estate                                            72,092           20,226         29,736
   Other investment assets                                 5,874            4,740          4,443
Maturities and principal paydowns of investments:
   Fixed maturity securities                             421,974          725,589        364,984
   Mortgage loans                                         98,689          158,195         45,626
Net additions to property and equipment                   (1,686)            (969)       (21,029)
Insurance business acquired                                    -          (52,264)             -
                                                       ---------      -----------      ---------
      Net cash used                                      (48,259)        (257,973)      (144,098)
                                                       ---------      -----------      ---------

FINANCING ACTIVITIES
Proceeds from borrowings                                  13,575           35,061         59,562
Repayment of borrowings                                  (55,025)            (634)       (59,100)
Deposits on policyholder account balances                271,133          338,089        272,110
Withdrawals from policyholder account balances          (205,749)        (180,801)      (153,814)
Net transfers to separate accounts                       (12,009)          (9,427)       (14,856)
Change in other deposits                                  (3,239)           2,629          4,409
Cash dividends to stockholders                           (12,988)         (12,840)       (12,957)
Net disposition (acquisition) of treasury stock              946           (2,867)        (1,148)
                                                       ---------      -----------      ---------
      Net cash provided (used)                            (3,356)         169,210         94,206
                                                       ---------      -----------      ---------

Increase (decrease) in cash                              (15,882)           5,384         (1,129)
Cash at beginning of year                                 20,029           14,645         15,774
                                                       ---------      -----------      ---------

      Cash at end of year                              $   4,147      $    20,029      $  14,645
                                                       =========      ===========      =========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products.

BUSINESS CHANGES
On October 25, 2004, the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million to Generations Bancorp, with an expected gain on the sale of approximately $1.9 million. This transaction is subject to regulatory approval by the Office of Thrift Supervision and is expected to close in the third quarter of 2005. The bank subsidiary and the results of its operations are not material to the financial statements of the Company and are not disclosed separately.

On December 14, 2004, the Company signed an asset purchase agreement to sell its administrative claims paying services contracts as a defined block of business to The Epoch Group, L. C. for $0.2 million on January 1, 2005. The administrative claims paying services, marketed as KCL Benefit Solutions, are part of the group insurance business segment. One-half of the purchase price is due in February 2005. The other half is due in subsequent years, subject to certain persistency requirements. This block of business and the results of operations are not material to the financial statements of the Company and are not disclosed separately.

On June 30, 2003, the Company acquired all of the issued and outstanding stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The purchase price of the acquisition was $59.4 million and added $393.1 million in assets on the acquisition date, including an identifiable intangible asset called the value of business acquired
(VOBA) of $38.0 million. The financial position and results of operations of GuideOne have been included in these financial statements on a GAAP basis using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into Kansas City Life Insurance Company. For segment reporting purposes, GuideOne is included in the Kansas City Life - Individual segment.

GuideOne has not prepared historical financial statements in conformity with generally accepted accounting principles. Accordingly, historical information is not available from which to develop pro forma results of operations for 2003.

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the fair value of certain invested assets.

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of business acquired, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

basis. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's impairment in value is considered to be other than temporary. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist of low income housing tax credit ("LIHTC") investments, which are not material to the financial statements. Real estate joint ventures are consolidated where required or are valued at cost adjusted for the Company's equity in earnings since acquisition.

Policy loans are carried at cost, less principal payments received.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

The following table provides information about DAC at December 31.

                                                              2004             2003          2002
                                                            ---------        --------      --------
Balance at beginning of year                                 $237,702        $243,120      $240,565
Capitalization of commissions, sales and issue expenses        26,136          29,574        27,868
Amortization                                                  (33,210)        (31,103)      (23,938)
Amortization due to realized investment losses                    304             879           370
Change in DAC due to unrealized investment gains               (1,220)         (4,768)       (1,745)
                                                            ---------        --------      --------

Balance at end of year                                      $ 229,712        $237,702      $243,120
                                                            =========        ========      ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED (VOBA)
When new business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired
(VOBA). VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that must be reflected in the current period's income as an unlocking adjustment.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

In 2003, VOBA was established in the amount of $38,005 from the purchase of GuideOne. The following table provides information about VOBA at December 31.

                                       2004             2003             2002
                                     --------         --------         --------
Balance at beginning of year         $106,334         $ 75,322         $ 82,478
Purchase of GuideOne Life                   -           38,005                -
Gross amortization                    (15,253)         (14,716)         (14,252)
Accrual of interest                     7,294            7,723            7,096
Change in VOBA due to unrealized
   investment gains (losses)           (1,522)               -                -
                                     --------         --------         --------

Balance at end of year               $ 96,853         $106,334         $ 75,322
                                     ========         ========         ========

The accrual of interest for Old American VOBA was calculated at a 13% interest rate for the life block and a 7% rate for the accident and health block. For the GuideOne acquisition VOBA, a 5.2% interest rate was used on the interest sensitive block, a 4.1% interest rate was used on the deferred annuity block and a 5.3% interest rate was used on the traditional life block. For the VOBA on an acquired block of business a 7% interest rate was used on the traditional life portion and a 5.4% interest rate was used on the interest sensitive portion.
The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The Separate Account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                 2004           2003           2002
                                               --------       --------       --------
Balance at beginning of year                   $304,691       $244,862       $305,283

Deposits on variable policyholder contracts      64,558         68,447         57,949
Transfers to general account                     (9,904)       (24,318)        (5,961)
Investment performance                           37,283         50,402        (75,277)
Policyholder benefits                           (29,172)       (21,836)       (23,207)
Contract charges                                (13,473)       (12,866)       (13,925)
                                               --------       --------       --------

Balance at end of year                         $353,983       $304,691       $244,862
                                               ========       ========       ========

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided. A reserve is provided for the portion of premiums written which relates to unexpired terms of coverage.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the services are provided.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality. Mortality assumptions are based upon table A2000 without adjustment.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations, based upon past claims experience, claim trends and industry experience.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides detail about future policy benefits at December 31.

                                         2004           2003
                                       --------      --------
Life insurance                         $730,946      $738,517
Immediate annuities and
   supplementary contracts
      with life contingencies            84,758        78,636
                                       --------      --------
      Total                             815,704       817,153

Accident and health insurance            44,186        42,614
                                       --------      --------

      Total future policy benefits     $859,890      $859,767
                                       ========      ========

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and fixed deferred annuity products represent policyholder account balances, without reduction for potential surrender charges, and deferred front-end contract charges, which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.75% (2003 - 3.00% to 6.25%; 2002 - 3.00% to 7.25%).

The following table provides detail about policyholder account balances at December 31.

                                       2004            2003
                                    ----------      ----------
Universal life insurance            $1,087,453      $1,088,906
Fixed deferred annuities             1,139,422       1,090,045
Other                                   72,595          69,264
                                    ----------      ----------

   Policyholder account balances    $2,299,470      $2,248,215
                                    ==========      ==========

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

PARTICIPATING POLICIES
Participating business at year-end approximates 7% of statutory premiums and 7% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers primarily to protect the Company against adverse fluctuations in mortality experience. The Company also assumes risks ceded by other companies.
Reinsurance is effected on individual risks and through various pooling arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract. In addition, the Company has policies and procedures to monitor the financial condition of its reinsurers.

Reinsurance recoverable includes amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. At December 31, 2004, there were no reinsurers with overdue balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,932,109 shares (2003 - 11,944,291 shares; 2002 - 11,997,733 shares). The number of shares outstanding at year-end was 11,946,393 (2003 - 11,924,593).

NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board (FASB) Interpretation (FIN) 46, "Consolidation of Variable Interest Entities," was issued in January 2003. This is an interpretation of Accounting Research Bulletin (ARB) No. 51, "Consolidated Financial Statements." This interpretation requires the consolidation of entities in which an enterprise absorbs a majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both, as a result of ownership, contractual terms or other financial interests in the entity. This interpretation was adopted July 1, 2003 and had no material impact. Subsequently, in December 2003, the FASB issued a revision known as FIN 46R, which replaces FIN 46. The Company is required to apply FIN 46R to variable interest entities created after December 31, 2003. This revised interpretation was adopted on January 1, 2004, with no material impact.

Statement of Position (SOP) 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," was issued in July 2003 by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP addresses: 1) separate account presentation; 2) accounting for an insurance company's proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and 5) accounting for sales inducements. This SOP was adopted on January 1, 2004, with no material impact.

In March 2004, the Emerging Issues Task Force reached further consensus on Issue No. 03-1 "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance for determining the meaning of "other-than-temporarily impaired" and its application to certain debt and equity securities within the scope of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and investments accounted for under the cost method. The guidance requires that investments which have declined in value due to credit concerns or solely due to changes in interest rates must be recorded as other-than-temporarily impaired unless the Corporation can assert and demonstrate its intention to hold the security for a period of time sufficient to allow for a recovery of fair value up to or beyond the cost of the investment, which might mean maturity. This issue also requires disclosures assessing the ability and intent to hold investments in instances in which an investor determines that an investment with a fair value less than cost is not other-than-temporarily impaired.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The guidance in EITF 03-1 was effective for other-than-temporary impairment evaluations made in reporting periods beginning after June 15, 2004. However, the guidance contained in paragraphs 10-20 of this Issue in EITF Abstracts has been delayed by FASB Staff Position (FSP) EITF Issue 03-1-1, "The Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,'" posted on September 30, 2004. At the November 2004 meeting, the FASB staff indicated that the Board is expected to undertake a comprehensive reconsideration of the guidance in EITF 03-1 and that the measurement and recognition guidance in paragraphs 10-20 of that Issue continue to be deferred by FSP EITF Issue 03-1-1. However, other provisions of EITF 03-1, including its disclosure requirements, have not been deferred. The disclosure requirements continue to be effective in annual financial statements for fiscal years ending after December 15, 2003, for investments accounted for under FASB Statements of Financial Accounting Standards 115 and 124. For all other investments within the scope of this Issue, the disclosures continue to be effective in annual financial statements for fiscal years ending after June 15, 2004.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was signed into law. This Act introduces a prescription drug benefit under Medicare (Medicare Part D), as well as a federal subsidy to sponsors of retiree health benefits. On May 19, 2004, the FASB issued Staff Position No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides guidance on the accounting for the effects of the Act. FSP 106-2 was adopted on December 31, 2004, with no material impact.

All other Standards and Interpretations of those Standards issued during 2004 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. INVESTMENTS

INVESTMENT REVENUES

The following tables provide investment revenues by major category at December 31.

                                         2004           2003            2002
                                       --------       --------       ---------
NET INVESTMENT INCOME:
    Fixed maturity securities          $153,102       $142,704       $ 141,242
    Equity securities                     4,423          4,645           2,479
    Mortgage loans                       33,376         36,658          35,559
    Real estate                          13,129         11,009          12,002
    Policy loans                          7,788          7,536           7,502
    Short-term                              714          2,537           5,187
    Other                                   757          2,699           4,746
                                       --------       --------       ---------
                                        213,289        207,788         208,717
Less investment expenses                (15,314)       (13,025)        (14,482)
                                       --------       --------       ---------

                                       $197,975       $194,763       $ 194,235
                                       ========       ========       =========

REALIZED INVESTMENT GAINS (LOSSES):
    Fixed maturity securities          $    343       $(38,776)      $ (25,640)
    Equity securities                       147           (455)           (831)
    Mortgage loans                          400              -            (570)
    Real estate                          44,735          9,011           8,431
    Other                                   304            940             370
                                       --------       --------       ---------

                                       $ 45,929       $(29,280)      $ (18,240)
                                       ========       ========       =========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

UNREALIZED GAINS AND LOSSES

Unrealized gains (losses) on the Company's investments in securities follow, at December 31.

                                            2004          2003           2002
                                          --------      --------       -------
AVAILABLE FOR SALE:
   End of year                            $ 99,620      $ 85,478       $ 2,631
   Amounts allocable to:
      Deferred acquisition costs            (7,987)       (5,245)         (477)
      Policyholder account balances        (11,445)       (8,070)            -
   Deferred income taxes                   (28,066)      (25,258)         (754)
                                          --------      --------       -------

                                          $ 52,122      $ 46,905       $ 1,400
                                          ========      ========       =======
   Increase (decrease) in
      net unrealized gains
      during the year:
         Fixed maturity securities        $  5,334      $ 43,997       $24,736
         Equity securities                    (117)        1,508           783
                                          --------      --------       -------

                                          $  5,217      $ 45,505       $25,519
                                          ========      ========       =======

ANALYSIS OF UNREALIZED LOSSES ON SECURITIES
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed where market value is less than ninety percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each issuer's ability to service its debts and the length of time the security has been trading below cost. This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to income as a realized investment loss.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2004.

                                             Investments with unrealized losses
                           ----------------------------------------------------------------------
                            Less than 12 months     12 months or longer             Total
                            -------------------     -------------------             -----
                             Fair     Unrealized    Fair      Unrealized      Fair     Unrealized
                             Value      Losses      Value       Losses        Value      Losses
                             -----      ------      -----       ------        -----      ------
Bonds:
   U.S. govt. & agency     $ 11,838     $  188     $  4,833     $    65     $   16,671    $   253
   Public utility            17,971        163       14,945         471         32,916        634
   Corporate                301,242      5,068      135,517       6,080        436,759     11,148
   Mortgage-backed          321,658      2,633       68,934         877        390,592      3,510
   Other                     67,428        907       56,417       2,230        123,845      3,137
Redeemable
   preferred stocks               -          -            -           -              -          -
                           --------     ------     --------     -------     ----------    -------
Fixed maturity securities   720,137      8,959      280,646       9,723      1,000,783     18,682

Equity securities             6,905        149        8,971         447         15,876        596
                           --------     ------     --------     -------     ----------    -------

   Total                   $727,042     $9,108     $289,617     $10,170     $1,016,659    $19,278
                           ========     ======     ========     =======     ==========    =======

For those securities with unrealized losses for less than twelve months there were 265 issues with a carrying value of $727,042, and unrealized losses of $9,108. Of this portfolio, 99.0% were investment grade (rated AAA through BBB-) at December 31, 2004, with associated unrealized losses of $9,048. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and credit spreads since the securities were acquired.

For those securities with unrealized losses for twelve months or longer, there were 165 issues with a carrying value of $289,617, and unrealized losses of $10,170. Of this portfolio, 95.9% were investment grade at December 31, 2004, with associated unrealized losses of $9,516.

One statistic the Company pays particular attention to with respect to fixed maturity securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other than temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subject to rigorous review. As of December 31, 2004, there were no securities that were "potentially distressed."

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2004.

               Amortized         Fair        Unrealized
                 Cost            Value         Losses          %
                 ----            -----         ------          -
90%-99%       $1,018,268      $  999,728      $18,540        99.2%
80%-89%            1,197           1,055          142         0.8%
Below 80%              -               -            -         0.0%
              ----------      ----------      -------       ------
       Total  $1,019,465      $1,000,783      $18,682       100.0%
              ==========      ==========      =======       ======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

SUMMARY OF COST AND FAIR VALUE INFORMATION FOR SECURITIES
The amortized cost and fair value of investments in securities available for sale at December 31, 2004, are as follows.

                                                      Gross
                                  Amortized        Unrealized              Fair
                                 Cost          Gains       Losses          Value
                                 ----          -----       ------          -----
Bonds:
   U.S. govt. & agency       $   54,128      $  1,788      $   253      $   55,663
   Public utility               176,261        15,867          634         191,494
   Corporate                  1,596,097        85,933       11,148       1,670,882
   Mortgage-backed              861,721        11,556        3,510         869,767
   Other                        175,501         1,870        3,137         174,234
Redeemable
   preferred stocks                  73             1            -              74
                             ----------      --------      -------      ----------

Fixed maturity securities     2,863,781       117,015       18,682       2,962,114
Equity securities                61,812         1,883          596          63,099
                             ----------      --------      -------      ----------

                             $2,925,593      $118,898      $19,278      $3,025,213
                             ==========      ========      =======      ==========

The amortized cost and fair value of investments in securities available for sale at December 31, 2003, are as follows.

                                                     Gross
                               Amortized           Unrealized              Fair
                                 Cost          Gains       Losses          Value
                                 ----          -----       ------          -----
Bonds:
    U.S. govt. & agency      $   58,703      $  3,268      $    96      $   61,875
    Public utility              182,880        14,050        1,829         195,101
    Corporate                 1,402,951        80,327       17,540       1,465,738
    Mortgage-backed             938,938        13,711        4,988         947,661
    Other                       147,049           925        3,954         144,020
Redeemable
    preferred stocks                 91             -            1              90
                             ----------      --------      -------      ----------

Fixed maturity securities     2,730,612       112,281       28,408       2,814,485
Equity securities                62,203         2,119          514          63,808
                             ----------      --------      -------      ----------

                             $2,792,815      $114,400      $28,922      $2,878,293
                             ==========      ========      =======      ==========

The Company held non-income producing securities with a carrying value of $218 at December 31, 2004 (2003 - $3,949).

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31.

                                 2004              2003              2002
                               --------          --------          --------
Proceeds                       $163,825          $205,885          $369,361
Gross realized gains              8,545             9,467             9,809
Gross realized losses             8,237            20,443            19,216

The Company does not hold securities of any corporation and its affiliates, which exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default, or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

CONTRACTUAL MATURITIES
Following is the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2004. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                           Amortized           Fair
                                              Cost             Value
                                              ----             -----
Due in one year or less                    $   77,358       $   78,067
Due after one year through five years         474,976          486,470
Due after five years through ten years        605,384          631,179
Due after ten years                           844,342          896,631
Mortgage-backed securities                    861,721          869,767
                                           ----------       ----------
                                           $2,863,781       $2,962,114
                                           ==========       ==========

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $4,368 (2003 - $4,801). The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors. No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years. Also, there were no delinquent mortgage loans at December 31, 2004. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The mortgage portfolio is diversified geographically and by property type as follows, at December 31.

                                     2004                          2003
                            ----------------------       -----------------------
                            Carrying        Fair         Carrying         Fair
                             Amount         Value         Amount          Value
                             ------         -----         ------          -----
GEOGRAPHIC REGION:
   East north central       $ 24,152      $ 25,382       $ 27,757       $ 29,335
   Mountain                   59,915        62,148         69,630         73,157
   Pacific                   133,240       137,348        151,565        159,601
   West south central         89,996        92,955         90,213         94,981
   West north central         89,433        90,878         85,450         87,782
   Other                      38,264        39,258         36,842         38,228
   Valuation reserve          (4,368)       (4,368)        (4,801)        (4,801)
                            --------      --------       --------       --------
                            $430,632      $443,601       $456,656       $478,283
                            ========      ========       ========       ========

PROPERTY TYPE:
   Industrial               $250,022      $258,340       $269,462       $282,914
   Retail                      1,640         1,656          6,628          7,137
   Office                    158,991       163,532        158,935        165,989
   Other                      24,347        24,441         26,432         27,044
   Valuation reserve          (4,368)       (4,368)        (4,801)        (4,801)
                            --------      --------       --------       --------
                            $430,632      $443,601       $456,656       $478,283
                            ========      ========       ========       ========

The Company has commitments to originate mortgage loans of $12.9 million, which expire in 2005.

REAL ESTATE
The table below provides information concerning the Company's real estate investments, at December 31.

                                                2004           2003
                                             ---------      --------
Penntower office building, at cost:
   Land                                      $  1,106       $  1,106
   Building                                     18,664        19,577
      Less accumulated depreciation           (13,467)       (12,984)
Other investment properties, at cost:
   Land                                         13,441        19,653
   Buildings                                    56,562        73,984
      Less accumulated depreciation            (10,590)      (18,430)
                                             ---------      --------
      Real estate, commercial                   65,716        82,906
      Real estate joint ventures                25,803        29,785
                                             ---------      --------
                                             $  91,519      $112,691
                                             =========      ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 39 years.

The Company held non-income producing real estate equaling $11,527 consisting of properties under development at December 31, 2004 (2003 - $11,825).

The Company sold its interest in real estate near the Paradise Valley Mall in Phoenix, Arizona, for a total sales price of $54.3 million in two transactions. A buyer of certain real estate assumed the outstanding debt on the property of $15.3 million. These transactions were completed in late December 2004 and resulted in a realized gain of $26.4 million, net of income taxes.

3. UNPAID ACCIDENT AND HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                       2004           2003             2002
                                     -------        -------          -------
Gross liability at
   beginning of year                 $ 8,623        $ 8,140          $ 8,775
Less reinsurance recoverable          (3,579)        (2,552)          (2,772)
                                     -------        -------          -------
Net liability                          5,044          5,588            6,003
Net liability acquired with
   GuideOne acquisition                    -            768                -
                                     -------        -------          -------
Net liability at
   beginning of year                   5,044          6,356            6,003
                                     -------        -------          -------

Incurred benefits related to:
   Current year                       25,449         32,468           36,438
   Prior years                           842           (915)            (355)
                                     -------        -------          -------

Total incurred benefits               26,291         31,553           36,083
                                     -------        -------          -------

Paid benefits related to:
   Current year                       21,210         28,172           30,962
   Prior years                         5,727          4,693            5,536
                                     -------        -------          -------

Total paid benefits                   26,937         32,865           36,498
                                     -------        -------          -------

Net liability at end of year           4,398          5,044            5,588
Plus reinsurance recoverable           4,207          3,579            2,552
                                     -------        -------          -------

Gross liability at end of year       $ 8,605        $ 8,623          $ 8,140
                                     =======        =======          =======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                                 2004          2003
                                                                                -------      --------
Federal Home Loan Bank loans with various maturities and a weighted average interest rate, currently 2.41%, secured by mortgage-backed
    securities totaling $129,255                                                $88,365      $111,624

Two real estate loans with interest rates between 7.50% and 7.75% and
    maturities in years 2008 and 2010, secured by the properties.                 1,397        19,083

Note Payable due June 2005, related to the purchase of GuideOne Life
    Insurance Company, with an interest rate equal to the prime rate
    published in the Wall Street Journal (5.25% at December 31, 2004).            2,000         2,000

One Construction loan related to investment properties dated December
    2003 with an interest rate of 8.00%, forgiven when construction of
    the building is complete.                                                       458           963
                                                                                -------      --------
                                                                                $92,220      $133,670
                                                                                =======      ========

As a member of the Federal Home Loan Bank (FHLB) with a capital investment of $9.0 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 2.21% average rate on the capital investment in the FHLB for 2004.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 2.95%. Both lines of credit will expire during 2005, and it is expected that the Company will renew these facilities.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,574 (2003 - $1,961; 2002 - $2,325). The interest expense on all borrowings totaled $1,694 (2003 - $1,925; 2002 - $2,352).

Maturities on notes payable are as follows in millions: $90.8 due in 2005; none due in 2006 or 2007; $0.8 due in 2008; none due in 2009; and $0.6 due thereafter.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

5. STATUTORY INFORMATION AND STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                             2004          2003           2002
                                          --------       --------       --------
Net gain from operations                  $ 35,064       $101,978       $ 20,280
Net income                                  79,394         83,512         14,779
Unassigned surplus at December 31          357,123        293,804        306,845
Capital and surplus at December 31         290,288        226,024        241,933

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2005 without prior approval is $35,064, the statutory net gain from operations. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $19,000 (2003 - $20,000; 2002 - $19,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the Federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                          2004             2003              2002
                                         -------         --------          -------
Current income tax expense (benefit)     $11,796         $  9,580          $(5,019)
Deferred income tax expense (benefit)     12,200          (15,142)          11,291
                                         -------         --------          -------

Total income tax expense (benefit)       $23,996         $ (5,562)         $ 6,272
                                         =======         ========          =======

                                          2004            2003              2002
                                         -------         -------           -------
Federal income tax rate                       35%             35%               35%
Tax credits                                   (5)            (41)              (12)
Prior years' taxes, including Federal
   taxes relating to closed tax years          -             (51)               (7)
Other permanent differences                   (1)             (3)                1
                                         -------         -------           -------

Effective income tax rate                     29%            (60)%              17%
                                         =======         =======           =======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are presented below for the years ended December 31.

                                               2004         2003
                                             --------     --------
Deferred tax assets:
   Future policy benefits                    $ 58,399     $ 58,648
   Employee retirement benefits                22,973       19,532
   Tax carryovers                               2,860       14,831
   Other                                        1,860        2,361
                                             --------     --------
Gross deferred tax assets                      86,092       95,372
                                             --------     --------
Deferred tax liabilities:
   Basis differences between tax and
       GAAP accounting for investments         10,874       10,342
   Unrealized investment gains                 28,066       25,258
   Capitalization of deferred acquisition
       costs, net of amortization              46,878       45,338
   Value of business acquired                  33,899       37,217
   Property and equipment, net                  7,906        7,299
   Other                                        8,442        6,836
                                             --------     --------
Gross deferred tax liabilities                136,065      132,290
                                             --------     --------
   Net deferred tax liability                  49,973       36,918
   Current tax liability                        3,730            -
                                             --------     --------
       Income taxes payable                  $ 53,703     $ 36,918
                                             ========     ========

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid this year equaled $5,593 (2003 - $8,442; 2002 -
$2,500).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $51,257 for Kansas City Life, $2,866 for Sunset Life and $13,700 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $23,000.

Income taxed on a current basis is accumulated in shareholders' surplus and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $534,875 for Kansas City Life, $31,359 for Sunset Life and $45,436 for Old American.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The income tax expense is recorded in various places in the Company's financial statements as detailed below, for the years ended December 31.

                                            2004        2003          2002
                                          -------      -------      -------
Income tax expense (benefit)              $23,996      $(5,562)     $ 6,272
Stockholders' equity:
   Related to:
      Unrealized gains, net                 2,808       24,504       13,749
      Change in minimum
          pension liability                (1,294)       1,265       (6,004)
                                          -------      -------      -------
Total income tax expense
   included in financial statements       $25,510      $20,207      $14,017
                                          =======      =======      =======

7. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. December 31 was used as the measurement date for these plans.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2005 through 2009 are $8,200, $8,400, $8,600, $9,400, and $11,400 respectively. The aggregate benefits expected to be paid in the five years from 2010 through 2014 are $61,600. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2004 and include estimated future employee service. The 2005 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 was:

                          2004         2003
                          ----         ----
ASSET CATEGORY
Debt securities             45%          47%
Equity securities           53%          51%
Cash equivalents             2%           2%

This allocation of pension assets is within the targeted mix by asset class: fixed income securities 40-60%, equity securities 40-60%, and other assets 0-10%. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2005 through 2009 are $970, $860, $940, $1,020, and $1,070 respectively. The aggregate benefits expected to be paid in the five years from 2010 - 2014 are $6,110. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2004. The 2005 contribution for the plan is estimated to be $970. The Company pays these medical costs as due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $106 (2003 - $132; 2002 - $132). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $1,057 (2003 - $614; 2002 - $711).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agent's prior year paid commissions, respectively. Contributions to the plan were $1,699 (2003 - $1,437; 2002 - $1,452). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution this year or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act ("the Act") was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. The Company has evaluated the provisions of the Act and believe that the benefits provided by the plan are actuarially equivalent thereto. As a result, the Company determined the accumulated benefit obligation to incorporate the impact of the Act. This resulted in a reduction to the accumulated benefit obligation of $7.1 million at December 31, 2004, but did not have a material impact on the net periodic postretirement benefit cost for the year ended December 31, 2004.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                    Pension Benefits             Other Benefits
                                                  ---------------------      ----------------------
                                                    2004         2003          2004          2003
                                                  --------     --------      --------      --------
Accumulated benefit obligation                    $128,221     $117,354      $      -      $      -
                                                  --------     --------      --------      --------

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year    $ 94,037     $ 82,394      $  1,209      $  1,390
Return on plan assets                                9,559       14,523             6            66
Company contributions                                6,113        6,719             -             -
Benefits paid                                       (6,685)      (9,599)         (173)         (247)
                                                  --------     --------      --------      --------

   Fair value of plan assets at end of year       $103,024     $ 94,037      $  1,042      $  1,209
                                                  ========     ========      ========      ========

CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year           $121,700     $114,617      $ 28,237      $ 25,075
Service cost                                         2,214        2,335           771           755
Interest cost                                        7,283        7,215         1,502         1,406
Medicare Part D subsidy recognition                      -            -        (7,075)            -
Actuarial loss                                       8,371        7,132           740         1,980
Benefits paid                                       (6,685)      (9,599)       (1,272)         (979)
                                                  --------     --------      --------      --------

   Benefit obligation at end of year              $132,883     $121,700      $ 22,903      $ 28,237
                                                  ========     ========      ========      ========

Plan underfunding                                 $(29,859)    $(27,663)     $(21,861)     $(27,028)
Unrecognized actuarial loss                         48,405       45,038           268         6,634
Unrecognized prior service cost                     (3,911)      (4,558)            -             -
                                                  --------     --------      --------      --------

   Prepaid (accrued) benefit cost                 $ 14,635     $ 12,817      $(21,593)     $(20,394)
                                                  ========     ========      ========      ========

AMOUNTS RECOGNIZED IN THE
   CONSOLIDATED BALANCE SHEET:
Accrued benefit liability                         $(25,197)    $(23,317)     $(21,593)     $(20,394)
Accumulated other comprehensive income              39,832       36,134             -             -
                                                  --------     --------      --------      --------

   Net amount recognized                          $ 14,635     $ 12,817      $(21,593)     $(20,394)
                                                  ========     ========      ========      ========

WEIGHTED AVERAGE ASSUMPTIONS:
Discount rate                                         5.75%        6.00%         5.75%         6.00%
Expected return on plan assets                        8.00         8.00          5.50          5.50
Rate of compensation increase                         4.00         4.50             -             -

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                             One Percentage Point
                                           Change in the Growth Rate
                                           Increase          Decrease
                                           --------          --------
Service and interest cost components         $  461           $  (380)
Postretirement benefit obligation             4,061            (3,301)

The following table provides the components of net periodic benefits cost.

                                                  Pension Benefits                    Other Benefits
                                          -------------------------------       ----------------------------
                                            2004        2003       2002          2004       2003       2002
                                          -------     -------     -------       ------     ------     ------
Service cost                              $ 2,214     $ 2,335     $ 2,223       $  771     $  755     $  676
Interest cost                               7,283       7,215       7,564        1,502      1,406      1,423
Expected return on plan assets             (7,425)     (6,441)     (7,467)         (66)       (76)       (80)
Amortization of:
   Unrecognized actuarial (gain) loss       2,870       3,321       1,708           92         26        (12)
   Unrecognized prior service cost           (647)       (647)       (647)           -          -          -
   Unrecognized net transition asset            -           -        (105)           -          -          -
                                          -------     -------     -------       ------     ------     ------
Net periodic benefits cost                $ 4,295     $ 5,783     $ 3,276       $2,299     $2,111     $2,007
                                          =======     =======     =======       ======     ======     ======

For measurement purposes, a 10.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5% in 2014 and thereafter.

8. SEGMENT INFORMATION

Company operations have been classified and summarized into four reportable segments. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company is divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products through a nationwide sales force of independent general agents. GuideOne is included in the Kansas City Life - Individual Segment. The Kansas City Life - Group segment consists of sales of group life, disability, stop loss, dental products and administrative claims paying services. Group segment products and services are marketed by a nationwide sales force of independent general agents and group brokers, along with third party marketing arrangements. The Sunset Life segment consists of sales of interest sensitive and traditional products through a sales force of independent general agents. The Old American segment sells final expense insurance products nationwide through its general agency system with exclusive territories, using direct response marketing to supply agents with leads.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue. Customer revenues consist of insurance revenues and other revenues.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                               SEGMENT INFORMATION

                                                    Kansas City Life            Sunset      Old
                                                Individual        Group          Life     American          Total
                                                ----------        -----          ----     --------          -----
2004:
Customer revenues                               $  131,143      $44,494      $ 15,106     $ 67,826     $  258,569
Net investment income                              156,522          323        27,871       13,259        197,975
Segment income (loss)                               45,924       (1,855)        7,181        6,437         57,687
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances             187,047       27,959        22,504       44,142        281,652
   Amortization of deferred aquisition
      costs and value of business acquired          21,347            -         5,562       13,698         40,607
Interest expense                                     1,797            -             -          396          2,193
Income tax expense (benefit)                        19,313         (795)        3,448        2,030         23,996

Segment assets                                   3,688,981        4,858       561,654      410,653      4,666,146
Expenditures for other long-lived assets             1,829           45             -           34          1,908

2003:
Customer revenues                               $  144,350      $52,200      $ 16,156     $ 69,325     $  282,031
Net investment income                              151,316          281        29,282       13,884        194,763
Segment income (loss)                               10,893       (4,004)        5,178        2,726         14,793
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances             192,683       35,727        23,291       48,491        300,192
   Amortization of deferred aquisition
      costs and value of business acquired          19,544            -         4,517       14,035         38,096
Interest expense                                     2,182            -             -          428          2,610
Income tax expense (benefit)                        (4,466)      (1,716)          (72)         692         (5,562)

Segment assets                                   3,571,144        6,731       555,245      416,567      4,549,687
Expenditures for other long-lived assets             2,245           81             -           75          2,401

2002:
Customer revenues                               $  110,813      $61,264      $ 18,346     $ 72,937     $  263,360
Net investment income                              145,538          390        32,147       16,160        194,235
Segment income (loss)                               15,629       (1,610)       10,492        7,038         31,549
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances             157,388       41,081        25,211       51,242        274,922
   Amortization of deferred aquisition
      costs and value of business acquired          14,932            -         4,118       12,044         31,094
Interest expense                                     2,716            -             -          565          3,281
Income tax expense (benefit)                         2,321         (690)        1,073        3,568          6,272

Segment assets                                   2,848,164        6,546       574,669      435,873      3,865,252
Expenditures for other long-lived assets            15,881          211             -           49         16,141

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

ENTERPRISE-WIDE DISCLOSURES

                                                       2004        2003         2002
                                                     --------    ---------    --------
Customer revenues by line of business:
   Traditional individual insurance products, net    $ 91,569    $112,629     $ 85,784
   Interest sensitive products                         98,415      93,023       88,061
   Variable life insurance and annuities               17,295      16,983       17,460
   Group life and disability products, net             42,822      50,009       57,275
   Group ASO services                                   1,672       2,191        3,989
   Other                                                6,796       7,196       10,791
                                                     --------    ---------    --------
      Total                                          $258,569    $ 282,031    $263,360
                                                     ========    =========    ========

9. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                    2004          2003
                                  --------      --------
Land                              $    766      $    766
Home office complex                 20,385        20,613
Furniture and equipment             43,371        41,609
                                  --------      --------
                                    64,522        62,988

Less accumulated depreciation      (32,927)      (30,007)
                                  --------      --------

                                  $ 31,595      $ 32,981
                                  ========      ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

10. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                             2004          2003          2002
                           --------      --------      --------
LIFE INSURANCE IN FORCE (IN MILLIONS):
    Direct                 $ 28,815      $ 28,914      $ 24,133
    Ceded                   (12,760)      (12,039)      (10,224)
    Assumed                   2,165         3,302         2,458
                           --------      --------      --------

       Net                 $ 18,220      $ 20,177      $ 16,367
                           ========      ========      ========

PREMIUMS:
Life insurance:
    Direct                 $136,749      $152,407      $123,681
    Ceded                   (43,609)      (39,148)      (37,773)
    Assumed                   4,855         5,029         5,018
                           --------      --------      --------

       Net                 $ 97,995      $118,288      $ 90,926
                           ========      ========      ========

Accident and health:
    Direct                 $ 46,821      $ 53,875      $ 57,584
    Ceded                   (10,881)       (9,682)       (5,450)
    Assumed                     456           157             1
                           --------      --------      --------

       Net                 $ 36,396      $ 44,350      $ 52,135
                           ========      ========      ========

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $69.7 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $33,222 (2003 - $35,704).

Kansas City Life acquired a block of traditional life and universal life products in 1997. As of this year-end, the block had $2.1 billion of life insurance in force (2003 - $2.3 billion). The block generated life insurance premiums of $2,838 (2003 - $3,120).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. The insurance in force ceded approximates $2.5 billion (2003 - $2.6 billion) and premiums totaled $8,484.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

11. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss), which includes unrealized gains or losses on securities available for sale and the change in the additional minimum pension liability, as shown below for the years ended December 31.

                                               Unrealized        Minimum
                                              Gain (Loss)        Pension
                                             on Securities      Liability          Total
                                             -------------      ---------          -----
2004:
Unrealized holding gains
   arising during the year                      $ 14,632         $      -        $ 14,632
Less: Realized gains included in net income          490                -             490
                                                --------         --------        --------
Net unrealized gains                              14,142                -          14,142
Increase in minimum pension liability                  -           (3,698)         (3,698)
Effect on deferred acquisition costs              (2,742)               -          (2,742)
Policyholder account balances                     (3,375)               -          (3,375)
Deferred income taxes                             (2,808)           1,294          (1,514)
                                                --------         --------        --------
Other comprehensive income (loss)               $  5,217         $ (2,404)          2,813
                                                ========         ========
   Net income                                                                      57,687
                                                                                 --------
   Comprehensive income                                                          $ 60,500
                                                                                 ========

2003:
Unrealized holding gains
   arising during the year                      $ 43,616         $      -        $ 43,616
Less: Realized gains included in net income      (39,231)               -         (39,231)
                                                --------         --------        --------
Net unrealized gains                              82,847                -          82,847
Decrease in minimum pension liability                  -            3,615           3,615
Effect on deferred acquisition costs              (4,768)               -          (4,768)
Policyholder account balances                     (8,070)               -          (8,070)
Deferred income taxes                            (24,504)          (1,265)        (25,769)
                                                --------         --------        --------
Other comprehensive income (loss)               $ 45,505         $  2,350          47,855
                                                ========         ========
   Net income                                                                      14,793
                                                                                 --------
   Comprehensive income                                                          $ 62,648
                                                                                 ========

2002:
Unrealized holding gains
   arising during the year                      $ 14,542         $      -        $ 14,542
Less: Realized gains included in net income      (26,471)               -         (26,471)
                                                --------         --------        --------
Net unrealized gains                              41,013                -          41,013
Increase in minimum pension liability                  -          (17,154)        (17,154)
Effect on deferred acquisition costs              (1,745)               -          (1,745)
Deferred income taxes                            (13,749)           6,004          (7,745)
                                                --------         --------        --------
Other comprehensive income (loss)               $ 25,519         $(11,150)         14,369
                                                ========         ========
   Net income                                                                      31,549
                                                                                 --------
   Comprehensive income                                                          $ 45,918
                                                                                 ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Following is the accumulated balances related to each component of accumulated other comprehensive income (loss).

                                       Unrealized       Minimum
                                           Gain         Pension
                                      on Securities    Liability        Total
                                      -------------    ---------        -----
2003:
Beginning of year                        $ 1,400       $(25,837)      $(24,437)
Other comprehensive income                45,505          2,350         47,855
                                         -------       --------       --------

End of year                               46,905        (23,487)        23,418

2004:
Other comprehensive income (loss)           5,217        (2,404)         2,813
                                         -------       --------       --------

End of year                              $ 52,122      $(25,891)      $ 26,231
                                         =======       ========       ========

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities were based on quoted market prices, where available. For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates. The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed. However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2004, all of the Company's notes payable had a carrying value which approximated their fair value. The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                        2004                             2003
                                           ---------------------------      ----------------------------
                                            Carrying          Fair           Carrying           Fair
                                             Amount           Value           Amount            Value
                                             ------           -----           ------            -----
INVESTMENTS:
   Securities available for sale           $3,025,213       $3,025,213       $2,878,293       $2,878,293
   Mortgage loans                             430,632          443,601          456,656          478,283
LIABILITIES:
   Individual and group annuities          $1,139,422       $1,103,090       $1,090,045       $1,064,160
   Notes payable                               92,220           92,220          133,670          133,670
   Bank deposits                               53,600           53,600           55,231           55,231
   Supplementary contracts
      without life contingencies               72,595           72,595           69,264           69,264

13. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below.

                               First       Second       Third       Fourth
                               -----       ------       -----       ------
2004:
Total revenues               $117,746     $113,207     $117,738     $153,782

Net income                      5,595        7,522       11,533       33,037

Per common share,
   basic and diluted             0.47         0.63         0.97         2.76

2003:
Total revenues               $ 91,447     $107,401     $121,350     $127,316

Net income (loss)              (7,458)       1,535        7,728       12,988

Per common share,
   basic and diluted            (0.62)        0.12         0.65         1.09

14. COMMITMENTS

In the normal course of business the Company has open purchase and sale commitments. At December 31, 2004, the Company had commitments to fund mortgage loans and other investments of $15.5 million. In addition, the Company also has an agreement to sell Generations Bank for $10.1 million, which is expected to close in 2005. Subsequent to December 31, 2004, the Company entered into commitments to fund additional mortgage loans of $22.8 million and real estate of $2.2 million.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

15. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

16. GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While the Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, the Company believes the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the business, financial position or results of operations.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2004 and December 31, 2003, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2004. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with United States of America generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company's internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 9, 2005, expressed an unqualified opinion on management's assessment of, and the effective operation of, internal control over financial reporting.

/s/ KPMG LLP
------------
KPMG LLP

Omaha, Nebraska
March 9, 2005

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited management's assessment, included in the accompanying Management's Assessment of Internal Control Over Financial Reporting appearing under Item 9A, that Kansas City Life Insurance Company and subsidiaries (the Company) maintained effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

Because of the inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assessment that the Company maintained effective internal control over financial reporting as of December 31, 2004, is fairly stated, in all material respects, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2004, based on criteria established in the Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2004. Our report dated March 9, 2005, expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP
------------
KPMG LLP

Omaha, Nebraska
March 9, 2005

                   MANAGEMENT'S ASSESSMENT OF INTERNAL CONTROL
                            OVER FINANCIAL REPORTING

Management of Kansas City Life Insurance Company and subsidiaries (the Company) is responsible for establishing and maintaining effective internal control over financial reporting. Management of the Company has conducted an assessment of the Company's internal control over financial reporting at December 31, 2004, based on the criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based upon that assessment, Management concluded that the Company's internal control over financial reporting was effective at December 31, 2004.

The Company's independent registered public accounting firm, KPMG LLP, has issued an attestation report on Management's assessment of the Company's internal control over financial reporting. That report is included on page 71.

                  LIMITATIONS ON THE EFFECTIVENESS OF CONTROLS

The Company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting cannot provide absolute assurance of achieving financial reporting objectives, and may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to a future period are subject to the risk that controls may become inadequate because of changes in

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
   Kansas City Life Insurance Company
   3520 Broadway
   Post Office Box 219139
   Kansas City, Missouri 64121-9139
   Telephone:  (816) 753-7000
   Fax: (816) 753-4902
   Internet: http://www.kclife.com
   E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
   The annual meeting of stockholders will be held at 9 a.m. Thursday, April 21, 2005, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
   Cheryl Keefer, Assistant Secretary
   Kansas City Life Insurance Company
   Post Office Box 219139
   Kansas City, Missouri 64121-9139

10-K REQUEST
   Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
   As of January 31, 2005, Kansas City Life had approximately 585 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                                  NASDAQ--KCLI

The following table presents the high and low prices for the Company's common stock for the periods indicated and the dividends declared per share during such periods.

                                   Bid              Dividend
                            High         Low          Paid
                            ----         ---          ----
                                      (per share)
2004:
First quarter              $47.86      $42.05         $0.27
Second quarter              43.19       36.65          0.27
Third quarter               44.59       39.60          0.27
Fourth quarter              49.99       39.50          0.27
                                                      -----
                                                      $1.08
                                                      =====
2003:
First quarter              $43.22      $37.50         $0.27
Second quarter              45.23       39.27          0.27
Third quarter               49.12       40.01          0.27
Fourth quarter              48.43       44.16          0.27
                                                      -----
                                                      $1.08
                                                      =====

A quarterly dividend of $.27 per share was paid February 22, 2005.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Kansas City Life Variable Life Separate Account
  and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We consent to the use of our report dated March 11, 2005, with respect to the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ending December 31, 2004, and all related financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, and to the use of our report dated April 18, 2005, with respect to the statement of net assets of Kansas City Life Variable Life Separate Account (comprised of individual subaccounts as indicated therein) as of December 31, 2004, and the related statement of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended, except those individual series operating for portions of such period as disclosed in the financial statements; and financial highlights for each of the years in the four-year period then ended, which reports appear in the Statement of Additional Information accompanying the Prospectus of Century II Variable Universal Life, included in the Post-Effective Amendment No. 14 to the Registration Statement under the Securities Exchange Act of 1933 (File No. 033-95354) on Form N-6 and Amendment No. 11 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-09080) on Form N-6 and to the reference to our firm under the heading "Experts," also in the Statement of Additional Information.

                                  /s/ KPMG LLP

Omaha, Nebraska
May 2, 2005

                                KANSAS CITY LIFE
                                  VARIABLE LIFE
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                            TABLE OF CONTENTS

                            STATEMENT OF NET ASSETS
                            STATEMENT OF OPERATIONS
                            STATEMENT OF CHANGES IN NET ASSETS
                            NOTES TO FINANCIAL STATEMENTS
                            INDEPENDENT AUDITORS' REPORT

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004

                                                                                                          Market
                                                                                                          Value        Cost
                                                                                                         -------      ------
                                                                                                            (in thousands)
ASSETS
Investments:
   FEDERATED INSURANCE SERIES
      American Leaders Fund II - 215,964 shares at a net asset value (NAV) of $20.67 per share           $ 4,464       3,995
      High Income Bond Fund II - 201,416 shares at a NAV of $8.20 per share                                1,652       1,581
      Prime Money Fund II - 3,626,930 shares at a NAV of $1.00 per share                                   3,627       3,627

    MFS VARIABLE INSURANCE TRUST
      Research Series - 334,598 shares at a NAV of $15.30 per share                                        5,119       4,985
      Emerging Growth Series - 517,803 shares at a NAV of $17.52 per share                                 9,072       9,296
      Total Return Series - 202,671 shares at a NAV of $21.43 per share                                    4,343       3,698
      Bond Series - 169,401 shares at a NAV of $12.16 per share                                            2,060       1,975
      Strategic Income Series - 51,436 shares at a NAV of $11.25 per share                                   579         540
      Utilities Series - 350,627 shares at a NAV of $20.45 per share                                       7,169       5,806

   AMERICAN CENTURY VARIABLE PORTFOLIOS
      VP Capital Appreciation - 263,822 shares at a NAV of $7.66 per share                                 2,021       2,136
      VP International - 504,064 shares at a NAV of $7.35 per share                                        3,705       3,554
      VP Value - 303,426 shares at a NAV of $8.75 per share                                                2,655       2,146
      VP Income and Growth - 154,245 shares at a NAV of $7.32 per share                                    1,129         985
      VP Inflation Protection - 14,738 shares at a NAV of $10.55 per share                                   155         153
      VP Ultra - 14,677 shares at a NAV of $10.16 per share                                                  149         136

   DREYFUS VARIABLE INVESTMENT FUND
      Appreciation Portfolio - 137,645 shares at a NAV of $35.56 per share                                 4,895       4,695
      Developing Leaders Portfolio - 191,179 shares at a NAV of $41.55 per share                           7,943       7,380
      Dreyfus Stock Index Fund - 659,615 shares at a NAV of $30.89 per share                              20,375      18,732
      The Dreyfus Socially Responsible Growth Fund, Inc. - 35,709 shares at a NAV of $25.17 per share        899         905

   J.P. MORGAN SERIES TRUST II
      Large Cap Core Equity Portfolio - 75,280 shares at a NAV of $13.59 per share                       1,023         945
      Small Company Portfolio - 74,176 shares at a NAV of $17.88 per share                               1,326       1,034
      Mid Cap Value Portfolio - 14,773 shares at a NAV of $25.92 per share                                 383         344

   FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Franklin Real Estate Fund - 77,440 shares at a NAV of $30.49 per share                             2,361       1,669
      Franklin Small Cap Fund - 29,512 shares at a NAV of $19.43 per share                                 573         500
      Templeton Developing Markets Securities Fund - 85,719 shares at a NAV of $8.67 per share             743         562
      Templeton Foreign Securities Fund - 96,779 shares at a NAV of $14.35 per share                     1,389       1,237

   CALAMOS: ADVISORS TRUST
      Growth & Income Portfolio - 287,098 shares at a NAV of $13.98 per share                            4,014       3,488

   A I M VARIABLE INSURANCE FUNDS
      V.I. Dent Demographic Trends Fund - 119,489 shares at a NAV of $5.64 per share                       674         628
      V.I. Technology Fund - 30,855 shares at a NAV of $12.42 per share                                    383         387
      V.I. Premier Equity Fund - 40,227 shares at a NAV of $21.30 per share                                857         812

   SELIGMAN PORTFOLIOS, INC.
      Communications and Information Portfolio - 80,562 shares at a NAV of $12.76 per share              1,028         906
      Capital Portfolio - 95,030 shares at a NAV of $12.13 per share                                     1,153       1,130
      Small Cap Value Portfolio - 11,054 shares at a NAV of $19.26 per share                               213         186
                                                                                                         -------      ------

TOTAL ASSETS                                                                                             $98,131      90,153
                                                                                                         =======      ======

                 See accompanying Notes to Financial Statements

           KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF NET ASSETS
                          DECEMBER 31, 2004

                                                     VUL                   SVUL                Alliance
                                                    Number      Unit      Number      Unit      Number       Unit       Market
NET ASSETS                                         of Units     Value    of Units     Value    of Units      Value      Value
                                                   --------     -----    --------     -----    --------      -----   --------------
                                                                                                                     (in thousands)
   FEDERATED INSURANCE SERIES
      American Leaders Fund II                      192,764    $20.011     29,868    $14.107      18,147    $10.207      $4,464
      High Income Bond Fund II                       67,407     15.686     22,747     13.250      22,462     13.040       1,652
      Prime Money Fund II                           220,829     12.564     46,556     12.073      28,282     10.273       3,627

   MFS VARIABLE INSURANCE TRUST
      Research Series                               263,713     16.973     48,235     12.166       6,131      9.227       5,119
      Emerging Growth Series                        489,932     16.275     71,019     12.098      30,323      7.891       9,072
      Total Return Series                           162,478     21.170     35,714     16.785      25,720     11.821       4,343
      Bond Series                                    89,157     16.389     25,281     15.829      15,352     12.936       2,060
      Strategic Income Series                        24,523     14.212      6,446     13.634      10,800     13.172         579
      Utilities Series                              243,119     24.511     45,721     18.830      32,452     10.793       7,169

   AMERICAN CENTURY VARIABLE PORTFOLIOS
      VP Capital Appreciation                       155,887     11.381     16,250     11.184       7,837      8.287       2,021
      VP International                              194,008     16.376     30,207     12.563      15,461      9.592       3,705
      VP Value                                      203,801      9.712     29,867      9.864      28,896     13.187       2,655
      VP Income and Growth                          117,682      7.335     18,003      7.456      12,395     10.622       1,129
      VP Inflation Protection                         3,864     10.587      7,546     10.634       3,222     10.656         155
      VP Ultra                                        7,018     12.641        300     12.698       4,448     12.724         149

   DREYFUS VARIABLE INVESTMENT FUND
      Appreciation Portfolio                        299,711     14.320     28,221     13.803      22,104      9.651       4,895
      Developing Leaders Portfolio                  411,028     16.248     51,685     14.472      46,473     11.128       7,943
      Dreyfus Stock Index Fund                    1,100,555     14.738    212,917     13.842     122,706      9.845      20,375

      The Dreyfus Socially Responsible Fund, Inc.    30,912     25.172      2,696     25.565       6,501      7.964         899

   J.P. MORGAN SERIES TRUST II
      Large Cap Core Equity Portfolio                47,550     14.660     15,273     14.889      10,571      9.323       1,023
      Small Company Portfolio                        60,920     17.972      7,516     18.253       7,628     12.355       1,326
      Mid Cap Value Portfolio                        20,119     14.445      1,286     14.510       5,064     14.539         383

   FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
      Franklin Real Estate Fund                      90,989     20.329      5,026     20.573      21,749     18.760       2,361
      Franklin Small Cap Fund                        65,945      6.945      3,136      7.028       9,480      9.853         573
      Templeton Developing Markets Securities Fund   39,998     14.066      5,738     14.235       5,738     17.236         743
      Templeton Foreign Securities Fund              51,424     22.016      4,643     22.360      13,649     11.197       1,389

   CALAMOS: ADVISORS TRUST
      Growth & Income Portfolio                     166,795     15.780     27,286     16.026      74,345     12.702       4,014

   A I M VARIABLE INSURANCE FUNDS
      V. I. Dent Demographic Trends Fund             97,851      4.847     21,881      4.905      11,013      8.382         674
      V. I. Technology Fund                         114,416      2.583     11,477      2.614       8,211      7.033         383
      V. I. Premier Equity Fund                      87,737      6.492     19,848      6.570      19,182      8.176         857

   SELIGMAN PORTFOLIOS, INC.
      Communications and Information Portfolio      130,526      6.304      6,712      6.380      18,106      8.966       1,028
      Capital Portfolio                             136,738      6.251     18,894      6.326      21,163      8.435       1,153
      Small Cap Value Portfolio                       8,937     15.614        285     15.684       4,383     15.716         213
                                                                                                                        -------
   TOTAL NET ASSETS                                                                                                     $98,131
                                                                                                                        =======

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                             Federated Insurance Series
                                                           ------------------------------
                                                                        High
                                                            American   Income     Prime
                                                            Leaders     Bond      Money
                                                            Fund II    Fund II   Fund II
                                                           ------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Inciome:
      Dividend Distributions                               $      53        72        22
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                    34         9        25
                                                           ------------------------------
          Investment Income (Loss)                                19        63        (3)
                                                           ------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                        37         -         -
      Capital Gains Distributions                                  -         -         -
      Unrealized Appreciation (Depreciation)                     256        31         -
                                                           ------------------------------
          Net Gain (Loss) on Investments                         293        31         -
                                                           ------------------------------

            Change in Net Assets from Operations           $     312        94        (3)
                                                           ==============================


                                                                              MFS Variable Insurance Trust
                                                           ---------------------------------------------------------------

                                                                      Emerging    Total             Strategic
                                                           Research    Growth     Return     Bond     Income    Utilities
                                                            Series     Series     Series    Series    Series     Series
                                                           ---------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Inciome:
      Dividend Distributions                               $     43          -        52        84         19          72
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                   37         66        29        13          3          45
                                                           ---------------------------------------------------------------
          Investment Income (Loss)                                6        (66)       23        71         16          27
                                                           ---------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                      (75)      (232)       64        10          7          58
      Capital Gains Distributions                                 -          -         -         -          -           -
      Unrealized Appreciation (Depreciation)                    650      1,151       232       (10)         -       1,253
                                                           ---------------------------------------------------------------
          Net Gain (Loss) on Investments                        575        919       296         -          7       1,311
                                                           ---------------------------------------------------------------

            Change in Net Assets from Operations           $    581        853       319        71         23       1,338
                                                           ===============================================================

                                                                         American Century Variable Portfolios
                                                           ---------------------------------------------------------------

                                                               VP                            VP           VP
                                                             Capital      VP       VP      Income      Inflation      VP
                                                              Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           ---------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                               $       -       16       18          10             1        -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                    15       27       16           7             -        1
                                                           ---------------------------------------------------------------
          Investment Income (Loss)                               (15)     (11)       2           3             1       (1)
                                                           ---------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                       (70)     (52)      96          16             -        1
      Capital Gains Distributions                                  -        -       14           -             -        -
      Unrealized Appreciation (Depreciation)                     195      456      118          70             1        7
                                                           ---------------------------------------------------------------
          Net Gain (Loss) on Investments                         125      404      228          86             1        8
                                                           ---------------------------------------------------------------

            Change in Net Assets from Operations           $     110      393      230          89             2        7
                                                           ===============================================================

                                                                    Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.      Leaders       Stock      Socially
                                                            Portfolio    Portfolio      Index    Responsible
                                                           --------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                              $        71            13       274              3
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                     39            58       135              7
                                                           --------------------------------------------------
          Investment Income (Loss)                                 32           (45)      139             (4)
                                                           --------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                         19            14        46            (17)
      Capital Gains Distributions                                   -             -         -              -
      Unrealized Appreciation (Depreciation)                      116           672     1,242             59
                                                           --------------------------------------------------
          Net Gain (Loss) on Investments                          135           686     1,288             42
                                                           --------------------------------------------------

            Change in Net Assets from Operations           $      167           641     1,427             38
                                                           ==================================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                          J.P. Morgan
                                                           ---------------------------------------

                                                             Large Cap       Small         Mid
                                                            Core Equity     Company     Cap Value
                                                             Portfolio     Portfolio    Portfolio
                                                           ---------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                               $          5            -            -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                        6            8            1
                                                           ---------------------------------------
          Investment Income (Loss)                                   (1)          (8)          (1)
                                                           ---------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                            4           35            2
      Capital Gains Distributions                                     -            -            1
      Unrealized Appreciation (Depreciation)                         50          195           26
                                                           ---------------------------------------
          Net Gain (Loss) on Investments                             54          230           29
                                                           ---------------------------------------
            Change in Net Assets from Operations           $         53          222           28
                                                           =======================================

                                                             Franklin Templeton Variable Products          Calamos
                                                           --------------------------------------------  -----------

                                                                              Developing                  Growth &
                                                            Real     Small      Markets      Foreign       Income
                                                           Estate     Cap     Securities    Securities    Portfolio
                                                           --------------------------------------------  -----------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                               $    26        -            10            10           29
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                 13        4             4             9           21
                                                           --------------------------------------------  -----------
          Investment Income (Loss)                             13       (4)            6             1            8
                                                           --------------------------------------------  -----------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                     83        7            26            (2)          52
      Capital Gains Distributions                               2        -             -             -            -
      Unrealized Appreciation (Depreciation)                  302       39            62           167          166
                                                           --------------------------------------------  -----------
          Net Gain (Loss) on Investments                      387       46            88           165          218
                                                           --------------------------------------------  -----------
            Change in Net Assets from Operations           $  400       42            94           166          226
                                                           ============================================  ===========

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small
                                                            Demo                   Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                               $    -             -          3       -            -        -       906
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                  4             3          5       6            7        1       658
                                                           --------------------------------  ----------------------------  --------
          Investment Income (Loss)                             (4)           (3)        (2)     (6)          (7)      (1)      248
                                                           --------------------------------  ----------------------------  --------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                      4           (22)        (2)      -          (18)       1        92
      Capital Gains Distributions                               -             -          -       -            -        -        17
      Unrealized Appreciation (Depreciation)                   32            29         31      69           82       18     7,767
                                                           --------------------------------  ----------------------------  --------
          Net Gain (Loss) on Investments                       36             7         29      69           64       19     7,876
                                                           --------------------------------  ----------------------------  --------

            Change in Net Assets from Operations           $   32             4         27      63           57       18     8,124
                                                           ================================  ============================  ========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                              Federated Insurance Series
                                                           -------------------------------
                                                                         High
                                                           American     Income     Prime
                                                            Leaders      Bond       Money
                                                            Fund II    Fund II    Fund II
                                                           -------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $      6         19          5
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                    3          2          4
                                                           -------------------------------
          Investment Income (Loss)                                3         17          1
                                                           -------------------------------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                        3          -          -
      Capital Gains Distributions                                 -          -          -
      Unrealized Appreciation (Depreciation)                     31          8          -
                                                           -------------------------------
          Net Gain (Loss) on Investments                         34          8          -
                                                           -------------------------------
            Change in Net Assets from Operations           $     37         25          1
                                                           ===============================

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                             Series      Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $        7          -         9        22           4            12
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                      4          5         3         2           -             5
                                                           --------------------------------------------------------------------
          Investment Income (Loss)                                  3         (5)        6        20           4             7
                                                           --------------------------------------------------------------------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                        (34)       (93)        8         2           -             -
      Capital Gains Distributions                                   -          -         -         -           -             -
      Unrealized Appreciation (Depreciation)                      113        198        44        (2)          2           204
                                                           --------------------------------------------------------------------
          Net Gain (Loss) on Investments                           79        105        52         -           2           204
                                                           --------------------------------------------------------------------
            Change in Net Assets from Operations           $       82        100        58        20           6           211
                                                           ====================================================================

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP
                                                           Capital      VP       VP      Income     Inflation      VP
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $     -        2        2           2             1        -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                   1        2        2           1             -        -
                                                           -------------------------------------------------------------
          Investment Income (Loss)                              (1)       -        -           1             1        -
                                                           -------------------------------------------------------------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                      (5)     (17)       3          (1)            -        -
      Capital Gains Distributions                                -        -        2           -             -        -
      Unrealized Appreciation (Depreciation)                    18       64       28          15             1        -
                                                           -------------------------------------------------------------
          Net Gain (Loss) on Investments                        13       47       33          14             1        -
                                                           -------------------------------------------------------------
            Change in Net Assets from Operations           $    12       47       33          15             2        -
                                                           =============================================================

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $        6             1         52             -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                      3             5         18             -
                                                           --------------------------------------------------
          Investment Income (Loss)                                  3            (4)        34             -
                                                           --------------------------------------------------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                         (1)          (18)        38             -
      Capital Gains Distributions                                   -             -          -             -
      Unrealized Appreciation (Depreciation)                       15            99        195             4
                                                           --------------------------------------------------
          Net Gain (Loss) on Investments                           14            81        233             4
                                                           --------------------------------------------------
            Change in Net Assets from Operations           $       17            77        267             4
                                                           ==================================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $         2            -            -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                       1            1            -
                                                           --------------------------------------
          Investment Income (Loss)                                   1           (1)           -
                                                           --------------------------------------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                          (1)           7            -
      Capital Gains Distributions                                    -            -            -
      Unrealized Appreciation (Depreciation)                        20           24            2
                                                           --------------------------------------
          Net Gain (Loss) on Investments                            19           31            2
                                                           --------------------------------------
            Change in Net Assets from Operations           $        20           30            2
                                                           ======================================

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $     1        -             1             1            5
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                   -        -             -             1            3
                                                           ---------------------------------------------  -----------
          Investment Income (Loss)                               1        -             1             -            2
                                                           ---------------------------------------------  -----------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                       4       (1)            1             -            6
      Capital Gains Distributions                                -        -             -             -            -
      Unrealized Appreciation (Depreciation)                    13        3            15            14           31
                                                           ---------------------------------------------  -----------
          Net Gain (Loss) on Investments                        17        2            16            14           37
                                                           ---------------------------------------------  -----------
            Change in Net Assets from Operations           $    18        2            17            14           39
                                                           =============================================  ===========

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small
                                                            Demo                   Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $    -             -          1       -            -        -       161
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                  1             -          1       -            1        -        69
                                                           --------------------------------  ----------------------------  --------
          Investment Income (Loss)                             (1)            -          -       -           (1)       -        92
                                                           --------------------------------  ----------------------------  --------
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                      -            (4)         -       3           (2)       -      (102)
      Capital Gains Distributions                               -             -          -       -            -        -         2
      Unrealized Appreciation (Depreciation)                    8             5          6       2           10        -     1,190
                                                           --------------------------------  ----------------------------  --------
          Net Gain (Loss) on Investments                        8             1          6       5            8        -     1,090
                                                           --------------------------------  ----------------------------  --------

            Change in Net Assets from Operations           $    7             1          6       5            7        -     1,182
                                                           ================================  ============================  ========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                              Federated Insurance Series
                                                           -------------------------------
                                                                         High
                                                           American     Income     Prime
                                                            Leaders      Bond       Money
                                                            Fund II    Fund II    Fund II
                                                           -------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $      3         26          3
  Expenses:
    Mortality and Expense Risk Fees and
        Administrative Charges                                    1          1          2
                                                           -------------------------------
          Investment Income (Loss)                                2         25          1
                                                           -------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                         11        (17)         -
    Capital Gains Distributions                                   -          -          -
    Unrealized Appreciation (Depreciation)                        3          -          -
                                                           -------------------------------
          Net Gain (Loss) on Investments                         14        (17)         -
                                                           -------------------------------

          Increase (Decrease) in Net
            Assets from Operations                         $     16          8          1
                                                           ===============================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $    365        127         (1)
                                                           ===============================

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                              Series     Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $        1          -         4        12            8            4
  Expenses:
    Mortality and Expense Risk Fees and
        Administrative Charges                                      -          1         1         1            1            1
                                                           --------------------------------------------------------------------
          Investment Income (Loss)                                  1         (1)        3        11            7            3
                                                           --------------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments::
    Realized Gain (Loss)                                            3         11         6         2            1           10
    Capital Gains Distributions                                     -          -         -         -            -            -
    Unrealized Appreciation (Depreciation)                          4         17        20        (2)           1           63
                                                           --------------------------------------------------------------------
          Net Gain (Loss) on Investments                            7         28        26         -            2           73
                                                           --------------------------------------------------------------------

          Increase (Decrease) in Net
            Assets from Operations                                  8         27        29        11            9           76
                                                           ====================================================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $      671        980       406       102           38        1,625
                                                           ====================================================================

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                              VP                           VP          VP
                                                           Capital      VP       VP      Income     Inflation      VP
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $      -       1        3           2             1        -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                      -       1        1           1             -        -
                                                           -------------------------------------------------------------
        Investment Income (Loss)                                  -       -        2           1             1        -
                                                           -------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                          1       6       12           5             -        -
    Capital Gains Distributions                                   -       -        2           -             -        -
    Unrealized Appreciation (Depreciation)                        4      11       25           7             1        4
                                                           -------------------------------------------------------------
        Net Gain (Loss) on Investments                            5      17       39          12             1        4
                                                           -------------------------------------------------------------

        Increase (Decrease) in Net
          Assets from Operations                           $      5      17       41          13             2        4
                                                           -------------------------------------------------------------

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $    127     457      304         117             6       11
                                                           -------------------------------------------------------------

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $        3             1        19              -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                        1             2         5              -
                                                           --------------------------------------------------
        Investment Income (Loss)                                    2            (1)       14              -
                                                           --------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                            6            23        20              1
    Capital Gains Distributions                                     -             -         -              -
    Unrealized Appreciation (Depreciation)                          1            28        66              2
                                                           --------------------------------------------------
        Net Gain (Loss) on Investments                              7            51        86              3
                                                           --------------------------------------------------

        Increase (Decrease) in Net
          Assets from Operations                                    9            50       100              3
                                                           ==================================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $      193           768     1,794             45
                                                           ==================================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $         1            -            -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                         -            -            -
                                                           --------------------------------------
        Investment Income (Loss)                                     1            -            -
                                                           --------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                             2            3            1
    Capital Gains Distributions                                      -            -            -
    Unrealized Appreciation (Depreciation)                           6           11            7
                                                           --------------------------------------
        Net Gain (Loss) on Investments                               8           14            8
                                                           --------------------------------------

        Increase (Decrease) in Net
          Assets from Operations                           $         9           14            8
                                                           ======================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $        82          266           38
                                                           ======================================

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $     6        -             1             1            7
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                     2        -             -             -            3
                                                           ---------------------------------------------  -----------
        Investment Income (Loss)                                 4        -             1             1            4
                                                           ---------------------------------------------  -----------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                        15        2             1             2            7
    Capital Gains Distributions                                  -        -             -             -            -
    Unrealized Appreciation (Depreciation)                      69        5            10            14           70
                                                           ---------------------------------------------  -----------
        Net Gain (Loss) on Investments                          84        7            11            16           77
                                                           ---------------------------------------------  -----------

        Increase (Decrease) in Net
          Assets from Operations                                88        7            12            17           81
                                                           =============================================  ===========

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $   506       51           123           197          346
                                                           =============================================  ===========

                                                            A I M Variable Insurance Funds        Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small
                                                            Demo                   Premier    Comm     Capital      Cap
                                                           Trends    Technology    Equity     Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                               $    -             -          1       -            -        -       108
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                    -             -          1       1            1        -        28
                                                           --------------------------------  ----------------------------  --------
        Investment Income (Loss)                                -             -          -      (1)          (1)       -        80
                                                           --------------------------------  ----------------------------  --------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                        1             -          2       9            2        -       148
    Capital Gains Distributions                                 -             -          -       -            -        -         2
    Unrealized Appreciation (Depreciation)                      5             2          4       9           10        7       484
                                                           --------------------------------  ----------------------------  --------
        Net Gain (Loss) on Investments                          6             2          6      18           12        7       634
                                                           --------------------------------  ----------------------------  --------

        Increase (Decrease) in Net
          Assets from Operations                           $    6             2          6      17           11        7       714
                                                           ================================  ============================  ========

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  CHANGE IN NET ASSETS FROM OPERATIONS                     $   45             7         39      85           75       25    10,020
                                                           ================================  ============================  ========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                              Federated Insurance Series
                                                           -------------------------------
                                                                         High
                                                           American     Income     Prime
                                                            Leaders      Bond       Money
                                                            Fund II    Fund II    Fund II
                                                           -------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     19         63         (3)
    Realized Gain (Loss)                                         37          -          -
    Unrealized Appreciation (Depreciation)                      256         31          -
                                                           -------------------------------
      Change in Net Assets from Operations                      312         94         (3)

  DEPOSITS                                                      596        174      1,308

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                5          1         14
    Withdrawals                                                 315         94        152
    Contract Expense Charges                                    376        104        337
    Transfers (in) out                                          116         (9)       824
                                                           -------------------------------
      Payments and Withdrawals                                  812        190      1,327
                                                           -------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                      96         78        (22)
    Beginning of Year                                         3,761        980      2,796
                                                           -------------------------------

      End of Year                                          $  3,857      1,058      2,774
                                                           -------------------------------

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                             Series      Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        6        (66)       23        71          16            27
    Realized Gain (Loss)                                          (75)      (232)       64        10           7            58
    Unrealized Appreciation (Depreciation)                        650      1,151       232       (10)          -         1,253
                                                           --------------------------------------------------------------------
      Change in Net Assets from Operations                        581        853       319        71          23         1,338

  DEPOSITS                                                        727      1,486       565       236          68           948

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  3          4         -         1           1             7
    Withdrawals                                                   288        475       188        96          41           266
    Contract Expense Charges                                      399        780       347       140          36           555
    Transfers (in) out                                            115        209       (51)        1          35            32
                                                           --------------------------------------------------------------------
      Payments and Withdrawals                                    805      1,468       484       238         113           860
                                                           --------------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                       503        871       400        69         (22)        1,426
    Beginning of Year                                           3,973      7,103     3,039     1,392         371         4,532
                                                           --------------------------------------------------------------------

      End of Year                                          $    4,476      7,974     3,439     1,461         349         5,958
                                                           --------------------------------------------------------------------

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP
                                                           Capital      VP       VP      Income     Inflation      VP
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $   (15)     (11)       2           3             1       (1)
    Realized Gain (Loss)                                       (70)     (52)     110          16             -        1
    Unrealized Appreciation (Depreciation)                     195      456      118          70             1        7
                                                           -------------------------------------------------------------
      Change in Net Assets from Operations                     110      393      230          89             2        7

  DEPOSITS                                                     324      526      388         204            18       31

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               1        1        -           -             -        -
    Withdrawals                                                 97      263      222          58             -        4
    Contract Expense Charges                                   177      298      193          97             6       11
    Transfers (in) out                                          66      101      (65)        (31)           (6)     (29)
                                                           -------------------------------------------------------------
      Payments and Withdrawals                                 341      663      350         124             -      (14)
                                                           -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                     93      256      268         169            20       52
    Beginning of Year                                        1,681    2,921    1,712         694            22       37
                                                           -------------------------------------------------------------

      End of Year                                          $ 1,774    3,177    1,980         863            42       89
                                                           -------------------------------------------------------------

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $       32           (45)      139             (4)
    Realized Gain (Loss)                                           19            14        46            (17)
    Unrealized Appreciation (Depreciation)                        116           672     1,242             59
                                                           --------------------------------------------------
      Change in Net Assets from Operations                        167           641     1,427             38

  DEPOSITS                                                        724         1,075     2,875            181

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  2             1        29              1
    Withdrawals                                                   451           566       852             47
    Contract Expense Charges                                      417           608     1,635            104
    Transfers (in) out                                             40            38        91             28
                                                           --------------------------------------------------
      Payments and Withdrawals                                    910         1,213     2,607            180
                                                           --------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                       (19)          503     1,695             39
    Beginning of Year                                           4,311         6,176    14,526            739
                                                           --------------------------------------------------

      End of Year                                          $    4,292         6,679    16,221            778
                                                           --------------------------------------------------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        (1)          (8)          (1)
    Realized Gain (Loss)                                             4           35            3
    Unrealized Appreciation (Depreciation)                          50          195           26
                                                           --------------------------------------
      Change in Net Assets from Operations                          53          222           28

  DEPOSITS                                                         179          166           36

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -            -            -
    Withdrawals                                                     55           29            4
    Contract Expense Charges                                        79          104           14
    Transfers (in) out                                              31          (80)        (204)
                                                           --------------------------------------
      Payments and Withdrawals                                     165           53         (186)
                                                           --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                         67          335          250
    Beginning of Year                                              629          759           40
                                                           --------------------------------------

      End of Year                                          $       696        1,094          290
                                                           --------------------------------------

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $    13       (4)            6             1            8
    Realized Gain (Loss)                                        85        7            26            (2)          52
    Unrealized Appreciation (Depreciation)                     302       39            62           167          166
                                                           ---------------------------------------------  -----------
      Change in Net Assets from Operations                     400       42            94           166          226

  DEPOSITS                                                     251       86           101           176          759

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -             -             1            -
    Withdrawals                                                 93       57             7            24           93
    Contract Expense Charges                                   143       41            35           106          252
    Transfers (in) out                                        (231)     (20)          (28)          (14)        (120)
                                                           ---------------------------------------------  -----------
      Payments and Withdrawals                                   5       78            14           117          225
                                                           ---------------------------------------------  -----------

  NET ASSETS:
    Net Increase (Decrease)                                    646       50           181           225          760
    Beginning of Year                                        1,203      409           382           908        1,872
                                                           ---------------------------------------------  -----------

      End of Year                                          $ 1,849      459           563         1,133        2,632
                                                           ---------------------------------------------  -----------

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small
                                                            Demo                   Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $   (4)           (3)        (2)     (6)         (7)       (1)      248
    Realized Gain (Loss)                                        4           (22)        (2)      -         (18)        1       109
    Unrealized Appreciation (Depreciation)                     32            29         31      69          82        18     7,767
                                                           --------------------------------  ----------------------------  --------
      Change in Net Assets from Operations                     32             4         27      63          57        18     8,124

  DEPOSITS                                                    110            72        117     178         167        26    14,878

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -             -          -       -           -         -        72
    Withdrawals                                                15            26         21      31          84         2     5,016
    Contract Expense Charges                                   51            30         58      76          78         8     7,695
    Transfers (in) out                                        (29)           98          -     (65)        (62)      (87)      694
                                                           --------------------------------  ----------------------------  --------
      Payments and Withdrawals                                 37           154         79      42         100       (77)   13,477
                                                           --------------------------------  ----------------------------  --------

  NET ASSETS:
    Net Increase (Decrease)                                   105           (78)        65     199         124       121     9,525
    Beginning of Year                                         369           374        505     623         731        18    69,588
                                                           --------------------------------  ----------------------------  --------

      End of Year                                          $  474           296        570     822         855       139    79,113
                                                           --------------------------------  ----------------------------  --------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                              Federated Insurance Series
                                                           -------------------------------
                                                                         High
                                                           American     Income     Prime
                                                            Leaders      Bond       Money
                                                            Fund II    Fund II    Fund II
                                                           -------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $      3         17          1
    Realized Gain (Loss)                                          3          -          -
    Unrealized Appreciation (Depreciation)                       31          8          -
                                                           -------------------------------
      Change in Net Assets from Operations                       37         25          1

  DEPOSITS                                                       67          8        257

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                -          -          -
    Withdrawals                                                 123          5        175
    Contract Expense Charges                                     29          6         74
    Transfers (in) out                                           25        (20)       133
                                                           -------------------------------
      Payments and Withdrawals                                  177         (9)       382
                                                           -------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                     (73)        42        124)
    Beginning of Year                                           494        260        686
                                                           -------------------------------

      End of Year                                          $    421        302        562
                                                           -------------------------------

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                             Series      Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                        3         (5)        6        20            4            7
    Realized Gain (Loss)                                          (34)       (93)        8         2            -            -
    Unrealized Appreciation (Depreciation)                 $      113        198        44        (2)           2          204
                                                           --------------------------------------------------------------------
      Change in Net Assets from Operations                         82        100        58        20            6          211

  DEPOSITS                                                         53         96        75        44           18           81

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -          -         -         -            -            -
    Withdrawals                                                   140        171        20        20            2          133
    Contract Expense Charges                                       29         44        45        29            5           49
    Transfers (in) out                                             10         (5)      (17)       (5)           -           45
                                                           --------------------------------------------------------------------
      Payments and Withdrawals                                    179        210        48        44            7          227
                                                           --------------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                       (44)       (14)       85        20           17           65
    Beginning of Year                                             630        873       514       379           72          795
                                                           --------------------------------------------------------------------

      End of Year                                          $      586        859       599       399           89          860
                                                           --------------------------------------------------------------------

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP
                                                           Capital      VP       VP      Income     Inflation      VP
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $    (1)       -        -           1             1        -
    Realized Gain (Loss)                                        (5)     (17)       5          (1)            -        -
    Unrealized Appreciation (Depreciation)                      18       64       28          15             1        -
                                                           -------------------------------------------------------------
      Change in Net Assets from Operations                      12       47       33          15             2        -

  DEPOSITS                                                      17       49       38          16             -        -

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -        -           -             -        -
    Withdrawals                                                 14       38        5          41             -        -
    Contract Expense Charges                                    10       20       22           6             1        -
    Transfers (in) out                                          (3)       5      (28)        (28)          (77)      (1)
                                                           -------------------------------------------------------------
      Payments and Withdrawals                                  21       63       (1)         19           (76)      (1)
                                                           -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                      8       33       72          12            78        1
    Beginning of Year                                          175      346      222         123             1        2
                                                           -------------------------------------------------------------

      End of Year                                          $    83      379      294         135            79        3
                                                           -------------------------------------------------------------

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        3            (4)       34              -
    Realized Gain (Loss)                                           (1)          (18)       38              -
    Unrealized Appreciation (Depreciation)                         15            99       195              4
                                                           --------------------------------------------------
      Change in Net Assets from Operations                         17            77       267              4

  DEPOSITS                                                         36            63       373              9

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -             -         -              -
    Withdrawals                                                   167           155       511              -
    Contract Expense Charges                                       22            35       221              3
    Transfers (in) out                                             16            (5)      136             (1)
                                                           --------------------------------------------------
      Payments and Withdrawals                                    205           185       868              2
                                                           --------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                      (152)          (45)     (228)            11
    Beginning of Year                                             542           793     3,175             58
                                                           --------------------------------------------------

      End of Year                                          $      390           748     2,947             69
                                                           --------------------------------------------------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $         1           (1)            -
    Realized Gain (Loss)                                            (1)           7             -
    Unrealized Appreciation (Depreciation)                          20           24             2
                                                           --------------------------------------
      Change in Net Assets from Operations                          20           30             2

  DEPOSITS                                                          30           15             1

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -            -             -
    Withdrawals                                                     10           10             -
    Contract Expense Charges                                        12           11             -
    Transfers (in) out                                               1            7           (16)
                                                           --------------------------------------
      Payments and Withdrawals                                      23           28           (16)
                                                           --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                         27           17            19
    Beginning of Year                                              201          120             -
                                                           --------------------------------------

      End of Year                                          $       228          137            19
                                                           --------------------------------------

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     1        -             1             -            2
    Realized Gain (Loss)                                         4       (1)            1             -            6
    Unrealized Appreciation (Depreciation)                      13        3            15            14           31
                                                           ---------------------------------------------  -----------
      Change in Net Assets from Operations                      18        2            17            14           39

  DEPOSITS                                                       8        1             1            18           51

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -             -             -            -
    Withdrawals                                                  5        2             -             -            8
    Contract Expense Charges                                     3        1             1             6           28
    Transfers (in) out                                         (46)       7           (64)           (6)          (1)
                                                           ---------------------------------------------  -----------
      Payments and Withdrawals                                 (38)      10           (63)            -           35
                                                           ---------------------------------------------  -----------

  NET ASSETS:
    Net Increase (Decrease)                                     64       (7)           81            32           55
    Beginning of Year                                           41       28             1            71          382
                                                           ---------------------------------------------  -----------

      End of Year                                          $   105       21            82           103          437
                                                           ---------------------------------------------  -----------

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small
                                                            Demo                   Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $   (1)            -          -       -           (1)       -        92
    Realized Gain (Loss)                                        -            (4)         -       3           (2)       -      (100)
    Unrealized Appreciation (Depreciation)                      8             5          6       2           10        -     1,190
                                                           --------------------------------  ----------------------------  --------
      Change in Net Assets from Operations                      7             1          6       5            7        -     1,182

  DEPOSITS                                                      9             5          7       4            7        -     1,457

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -             -          -       -            -        -         -
    Withdrawals                                                 -             -          3       2            3        -     1,763
    Contract Expense Charges                                    4             2          3       3            4        -       728
    Transfers (in) out                                         (8)           (2)         1      21           (7)      (3)       64
                                                           --------------------------------  ----------------------------  --------
      Payments and Withdrawals                                 (4)            -          7      26            -       (3)    2,555
                                                           --------------------------------  ----------------------------  --------

  NET ASSETS:
    Net Increase (Decrease)                                    20             6          6     (17)          14        3        84
    Beginning of Year                                          87            23        124      60          105        1    11,384
                                                           --------------------------------  ----------------------------  --------

      End of Year                                          $  107            29        130      43          119        4    11,468
                                                           --------------------------------  ----------------------------  --------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                              Federated Insurance Series
                                                           -------------------------------
                                                                         High
                                                           American     Income     Prime
                                                            Leaders      Bond       Money
                                                            Fund II    Fund II    Fund II
                                                           -------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $      2         25          1
    Realized Gain (Loss)                                         11        (17)         -
    Unrealized Appreciation (Depreciation)                        3          -          -
                                                           -------------------------------
      Change in Net Assets from Operations                       16          8          1

DEPOSITS                                                         60        256        849

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                -          -          -
    Withdrawals                                                   9          7        140
    Contract Expense Charges                                     27         32         99
    Transfers (in) out                                           77         97        680
                                                           -------------------------------
      Payments and Withdrawals                                  113        136        919
                                                           -------------------------------

NET ASSETS:
    Net Increase (Decrease)                                     (37)       128        (69)
    Beginning of Year                                           223        164        360
                                                           -------------------------------

      End of Year                                          $    186        292        291
                                                           -------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $  4,464      1,652      3,627
                                                           ===============================

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                             Series      Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        1         (1)        3        11            7            3
    Realized Gain (Loss)                                            3         11         6         2            1           10
    Unrealized Appreciation (Depreciation)                          4         17        20        (2)           1           63
                                                           --------------------------------------------------------------------
      Change in Net Assets from Operations                          8         27        29        11            9           76

DEPOSITS                                                           22         98        89        72           21           90

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -          -         -         -           13            2
    Withdrawals                                                     2          7        18        29            6           11
    Contract Expense Charges                                        8         31        37        33           12           33
    Transfers (in) out                                             17         84       (28)       18          (29)          (6)
                                                           --------------------------------------------------------------------
      Payments and Withdrawals                                     27        122        27        80            2           40
                                                           --------------------------------------------------------------------

NET ASSETS:
    Net Increase (Decrease)                                         3          3        91         3           28          126
    Beginning of Year                                              54        236       214       197          113          225
                                                           --------------------------------------------------------------------

      End of Year                                                  57        239       305       200          141          351
                                                           --------------------------------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $    5,119      9,072     4,343     2,060          579        7,169
                                                           ====================================================================

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP
                                                           Capital      VP       VP      Income     Inflation      VP
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $      -       -        2           1             1        -
    Realized Gain (Loss)                                          1       6       14           5             -        -
    Unrealized Appreciation (Depreciation)                        4      11       25           7             1        4
                                                           -------------------------------------------------------------
      Change in Net Assets from Operations                        5      17       41          13             2        4

DEPOSITS                                                         24      56      117          46            10       36

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                -       -        -          19             -        -
    Withdrawals                                                   3      11       27           9             -        9
    Contract Expense Charges                                      9      16       41          19             5        5
    Transfers (in) out                                            1      40      (49)        (19)          (22)     (28)
                                                           -------------------------------------------------------------
      Payments and Withdrawals                                   13      67       19          28           (17)     (14)
                                                           -------------------------------------------------------------

NET ASSETS:
    Net Increase (Decrease)                                      16       6      139          31            29       54
    Beginning of Year                                            48     143      242         100             5        3
                                                           -------------------------------------------------------------

      End of Year                                          $     64     149      381         131            34       57
                                                           -------------------------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $  2,021   3,705    2,655       1,129           155      149
                                                           =============================================================

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        2           (1)        14              -
    Realized Gain (Loss)                                            6           23         20              1
    Unrealized Appreciation (Depreciation)                          1           28         66              2
                                                           --------------------------------------------------
      Change in Net Assets from Operations                          9           50        100              3

DEPOSITS                                                           87          138        255             14

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -            4          -              -
    Withdrawals                                                    14           22         24              4
    Contract Expense Charges                                       30           59        103              6
    Transfers (in) out                                             25           47       (133)            (3)
                                                           --------------------------------------------------
      Payments and Withdrawals                                     69          132         (6)             7
                                                           --------------------------------------------------

NET ASSETS:
    Net Increase (Decrease)                                        27           56        361             10
    Beginning of Year                                             186          460        846             42
                                                            --------------------------------------------------

      End of Year                                                 213          516      1,207             52
                                                           --------------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $    4,895        7,943     20,375            899
                                                           ==================================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $         1            -            -
    Realized Gain (Loss)                                             2            3            1
    Unrealized Appreciation (Depreciation)                           6           11            7
                                                           --------------------------------------
      Change in Net Assets from Operations                           9           14            8

DEPOSITS                                                            18           18           42

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -            -            -
    Withdrawals                                                      -            -            7
    Contract Expense Charges                                         9            7            6
    Transfers (in) out                                               -          (26)         (28)
                                                           --------------------------------------
      Payments and Withdrawals                                       9          (19)         (15)
                                                           --------------------------------------

NET ASSETS:
    Net Increase (Decrease)                                         18           51           65
    Beginning of Year                                               81           44            9
                                                           --------------------------------------

      End of Year                                          $        99           95           74
                                                           --------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $     1,023        1,326          383
                                                           ======================================

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     4        -             1             1            4
    Realized Gain (Loss)                                        15        2             1             2            7
    Unrealized Appreciation (Depreciation)                      69        5            10            14           70
                                                           ---------------------------------------------  -----------
      Change in Net Assets from Operations                      88        7            12            17           81

DEPOSITS                                                       100       47            45            57          137

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -             -             2            -
    Withdrawals                                                 26       18            12            10           10
    Contract Expense Charges                                    37       10             8            12           52
    Transfers (in) out                                         (43)     (19)          (45)          (57)        (482)
                                                           ---------------------------------------------  -----------
      Payments and Withdrawals                                  20        9           (25)          (33)        (420)
                                                           ---------------------------------------------  -----------

NET ASSETS:
    Net Increase (Decrease)                                    168       45            82           107          638
    Beginning of Year                                          239       48            16            46          307
                                                           ---------------------------------------------  -----------

      End of Year                                              407       93            98           153          945
                                                           ---------------------------------------------  -----------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $ 2,361      573           743         1,389        4,014
                                                           =============================================  ===========

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small
                                                            Demo                   Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $    -             -          -      (1)          (1)       -         80
    Realized Gain (Loss)                                        1             -          2       9            2        -        150
    Unrealized Appreciation (Depreciation)                      5             2          4       9           10        7        484
                                                           --------------------------------  ----------------------------  --------
      Change in Net Assets from Operations                      6             2          6      17           11        7        714

DEPOSITS                                                       50            38         49      79           39       45      3,104

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -             -          -       -            -        -         40
    Withdrawals                                                10             7         15      10            7       10        494
    Contract Expense Charges                                   11             7         20      25           17        8        834
    Transfers (in) out                                        (16)          (13)       (14)     19          (26)     (32)       (13)
                                                           --------------------------------  ----------------------------  --------
      Payments and Withdrawals                                  5             1         21      54           (2)     (14)     1,355
                                                           --------------------------------  ----------------------------  --------

NET ASSETS:
    Net Increase (Decrease)                                    51            39         34      42           52       66      2,463
    Beginning of Year                                          42            19        123     121          127        4      5,087
                                                           --------------------------------  ----------------------------  --------

      End of Year                                          $   93            58        157     163          179       70      7,550
                                                           --------------------------------  ----------------------------  --------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $  674           383        857   1,028        1,153      213     98,131
                                                           ================================  ============================  ========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                   Federated Insurance Series
                                                           ------------------------------------------
                                                                         High      Int'l
                                                           American     Income     Small      Prime
                                                            Leaders      Bond     Company     Money
                                                            Fund II    Fund II    Fund II    Fund II
                                                           ------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     21         62          -         (6)
    Realized Gain (Loss)                                       (131)       (88)        (4)         -
    Unrealized Appreciation (Depreciation)                      907        208         20          -
                                                           ------------------------------------------
      Change in Net Assets from Operations                      797        182         16         (6)

  DEPOSITS                                                      669        169          9      1,425

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                3         13          -          -
    Withdrawals                                                 177        151          1        211
    Contract Expense Charges                                    395        116          5        421
    Transfers (in) out                                          161        (21)        64        994
                                                           ------------------------------------------
      Payments and Withdrawals                                  736        259         70      1,626
                                                           ------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                     730         92        (45)      (207)
    Beginning of Year                                         3,031        888         45      3,003
                                                           ------------------------------------------

      End of Year                                          $  3,761        980          -      2,796
                                                           ------------------------------------------

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                             Series      Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $       (9)       (55)       22        79           15           52
    Realized Gain (Loss)                                         (377)      (639)        2        37            7         (329)
    Unrealized Appreciation (Depreciation)                      1,144      2,258       374         3           11        1,413
                                                           --------------------------------------------------------------------
      Change in Net Assets from Operations                        758      1,564       398       119           33        1,136

  DEPOSITS                                                        812      1,626       589       241           63          946

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                 10          4        32         -            -           23
    Withdrawals                                                   286        303       183       395           65          200
    Contract Expense Charges                                      432        815       338       180           59          529
    Transfers (in) out                                            225        171       (17)      (98)         (87)         119
                                                           --------------------------------------------------------------------
      Payments and Withdrawals                                    953      1,293       536       477           37          871
                                                           --------------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                       617      1,897       451      (117)          59        1,211
    Beginning of Year                                           3,356      5,206     2,588     1,509          312        3,321
                                                           --------------------------------------------------------------------

      End of Year                                          $    3,973      7,103     3,039     1,392          371        4,532
                                                           --------------------------------------------------------------------

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP*
                                                           Capital      VP       VP      Income     Inflation      VP*
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $   (13)      (4)       2           2             -        -
    Realized Gain (Loss)                                      (144)    (280)      (8)        (27)            -        -
    Unrealized Appreciation (Depreciation)                     425      844      366         186             -        2
                                                           -------------------------------------------------------------
      Change in Net Assets from Operations                     268      560      360         161             -        2

  DEPOSITS                                                     378      587      349         188             2        2

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               1        9        1           -             -        -
    Withdrawals                                                 78      157       92          76             -        -
    Contract Expense Charges                                   191      314      192         104             1        2
    Transfers (in) out                                          11      102       26          18           (21)     (35)
                                                           -------------------------------------------------------------
      Payments and Withdrawals                                 281      582      311         198           (20)     (33)
                                                           -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                    365      565      398         151            22       37
    Beginning of Year                                        1,316    2,356    1,314         543             -        -
                                                           -------------------------------------------------------------

      End of Year                                          $ 1,681    2,921    1,712         694            22       37
                                                           -------------------------------------------------------------

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $       21          (46)        74            (5)
    Realized Gain (Loss)                                         (117)        (493)      (805)          (88)
    Unrealized Appreciation (Depreciation)                        811        1,994      3,724           234
                                                           --------------------------------------------------
      Change in Net Assets from Operations                        715        1,455      2,993           141

  DEPOSITS                                                        772        1,080      2,988           208

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  2            -         12             -
    Withdrawals                                                   184          470      1,119             6
    Contract Expense Charges                                      428          625      1,622           104
    Transfers (in) out                                             62          248       (220)           47
                                                           --------------------------------------------------
      Payments and Withdrawals                                    676        1,343      2,533           157
                                                           --------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                       811        1,192      3,448           192
    Beginning of Year                                           3,500        4,984     11,078           547
                                                           --------------------------------------------------

      End of Year                                          $    4,311        6,176     14,526           739
                                                           --------------------------------------------------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid*
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        (1)         (6)            -
    Realized Gain (Loss)                                           (42)        (34)            -
    Unrealized Appreciation (Depreciation)                         167         231             3
                                                           --------------------------------------
      Change in Net Assets from Operations                         124         191             3

  DEPOSITS                                                         158         134             3

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -           -             -
    Withdrawals                                                     29          18             -
    Contract Expense Charges                                        80          91             1
    Transfers (in) out                                             (14)          3           (35)
                                                           --------------------------------------
      Payments and Withdrawals                                      95         112           (34)
                                                           --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                        187         213            40
    Beginning of Year                                              442         546             -
                                                           --------------------------------------

      End of Year                                          $       629         759            40
                                                           --------------------------------------

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $    16       (3)            1             6           38
    Realized Gain (Loss)                                        31      (23)           16           (63)          (2)
    Unrealized Appreciation (Depreciation)                     265      124            97           268          320
                                                           ---------------------------------------------  -----------
      Change in Net Assets from Operations                     312       98           114           211          356

  DEPOSITS                                                     218       78            52           147          330

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -             -             1            -
    Withdrawals                                                 91       32             5            25           70
    Contract Expense Charges                                   133       34            23            95          232
    Transfers (in) out                                         133      (34)         (104)          (27)         (25)
                                                           ---------------------------------------------  -----------
      Payments and Withdrawals                                 357       32           (76)           94          277
                                                           ---------------------------------------------  -----------

  NET ASSETS:
    Net Increase (Decrease)                                    173      144           242           264          409
    Beginning of Year                                        1,030      265           140           644        1,463
                                                           ---------------------------------------------  -----------

      End of Year                                          $ 1,203      409           382           908        1,872
                                                           ---------------------------------------------  -----------

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small*
                                                            Demo       New         Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $   (3)           (2)        (3)     (4)         (5)        -       246
    Realized Gain (Loss)                                      (21)          (33)       (26)    (45)        (60)        -    (3,786)
    Unrealized Appreciation (Depreciation)                    113           122        123     221         251         1    17,230
                                                           --------------------------------  ----------------------------  --------
      Change in Net Assets from Operations                     89            87         94     172         186         1    13,690

  DEPOSITS                                                    111            69        131     152         157         1    14,844

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -             -          -       -           -         -       111
    Withdrawals                                                 7            15         21      14          20         -     4,501
    Contract Expense Charges                                   48            30         61      63          84         1     7,849
    Transfers (in) out                                          9          (134)        22     (14)        (18)      (17)    1,494
                                                           --------------------------------  ----------------------------  --------
      Payments and Withdrawals                                 64           (89)       104      63          86       (16)   13,955
                                                           --------------------------------  ----------------------------  --------

  NET ASSETS:
    Net Increase (Decrease)                                   136           245        121     261         257        18    14,579
    Beginning of Year                                         233           129        384     362         474         -    55,009
                                                           --------------------------------  ----------------------------  --------

      End of Year                                          $  369           374        505     623         731        18    69,588
                                                           --------------------------------  ----------------------------  --------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                   Federated Insurance Series
                                                           ------------------------------------------
                                                                         High      Int'l
                                                           American     Income     Small      Prime
                                                            Leaders      Bond     Company     Money
                                                            Fund II    Fund II    Fund II    Fund II
                                                           ------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $      6        14           -          1
    Realized Gain (Loss)                                        (71)      (13)          -          -
    Unrealized Appreciation (Depreciation)                      193        42           1          -
                                                           ------------------------------------------
      Change in Net Assets from Operations                      128        43           1          1

  DEPOSITS                                                       90        50           -        200

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                -         -           -          -
    Withdrawals                                                  52         2           -        253
    Contract Expense Charges                                     42        14           -         72
    Transfers (in) out                                          293        24           4        389
                                                           ------------------------------------------
      Payments and Withdrawals                                  387        40           4        714
                                                           ------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                    (169)       53          (3)      (513)
    Beginning of Year                                           663       207           3      1,199
                                                           ------------------------------------------

      End of Year                                          $    494       260           -        686
                                                           ------------------------------------------

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                             Research    Growth     Return     Bond       Income     Utilities
                                                             Series      Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        -         (5)        5        20           6            11
    Realized Gain (Loss)                                          (72)      (226)       (4)       15           3          (117)
    Unrealized Appreciation (Depreciation)                        190        453        67        (2)          1           313
                                                           --------------------------------------------------------------------
      Change in Net Assets from Operations                        118        222        68        33          10           207

  DEPOSITS                                                        109        150        87       113          20           159

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -          -         -         -           -             -
    Withdrawals                                                    17         93        44       119           4            91
    Contract Expense Charges                                       40         62        47        50           6            61
    Transfers (in) out                                             83        192        25        99          64           140
                                                           --------------------------------------------------------------------
      Payments and Withdrawals                                    140        347       116       268          74           292
                                                           --------------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                        87         25        39      (122)        (44)           74
    Beginning of Year                                             543        848       475       501         116           721
                                                           --------------------------------------------------------------------

      End of Year                                          $      630        873       514       379          72           795
                                                           --------------------------------------------------------------------

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP*
                                                           Capital      VP       VP      Income     Inflation      VP*
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $    (1)       1        -           2             -        -
    Realized Gain (Loss)                                       (34)     (57)      (5)        (59)            -        -
    Unrealized Appreciation (Depreciation)                      60      131       46         111             -        -
                                                           -------------------------------------------------------------
      Change in Net Assets from Operations                      25       75       41          54             -        -

  DEPOSITS                                                      21       60       36          19             -        -

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -        -           -             -        -
    Withdrawals                                                 17       47       16          16             -        -
    Contract Expense Charges                                    11       25       19          14             -        -
    Transfers (in) out                                         (33)      55      (25)        208            (1)      (2)
                                                           -------------------------------------------------------------
      Payments and Withdrawals                                  (5)     127       10         238            (1)      (2)
                                                           -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                     51        8       67        (165)            1        2
    Beginning of Year                                          124      338      155         288             -        -
                                                           -------------------------------------------------------------

      End of Year                                          $   175      346      222         123             1        2
                                                           -------------------------------------------------------------

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------

SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        4            (5)       21              -
    Realized Gain (Loss)                                          (54)          (98)      (72)            (7)
    Unrealized Appreciation (Depreciation)                        142           309       629             19
                                                           --------------------------------------------------
      Change in Net Assets from Operations                         92           206       578             12

  DEPOSITS                                                         90           104       447             11

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -             -         -              -
    Withdrawals                                                    80           114       249              -
    Contract Expense Charges                                       34            51       228              4
    Transfers (in) out                                            109           101      (694)            13
                                                           --------------------------------------------------
      Payments and Withdrawals                                    223           266      (217)            17
                                                           --------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                       (41)           44     1,242              6
    Beginning of Year                                             583           749     1,933             52
                                                           --------------------------------------------------

      End of Year                                          $      542           793     3,175             58
                                                           --------------------------------------------------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid*
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $         -           (1)           -
    Realized Gain (Loss)                                           (45)          (2)           -
    Unrealized Appreciation (Depreciation)                          88           37            -
                                                           --------------------------------------
      Change in Net Assets from Operations                          43           34            -

  DEPOSITS                                                          36           17            -

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -            -            -
    Withdrawals                                                      7           18            -
    Contract Expense Charges                                        13           10            -
    Transfers (in) out                                              87           (1)           -
                                                           --------------------------------------
      Payments and Withdrawals                                     107           27            -
                                                           --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                        (28)          24            -
    Beginning of Year                                              229           96            -
                                                           --------------------------------------

      End of Year                                          $       201          120            -
                                                           --------------------------------------

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     1        -             -             1           10
    Realized Gain (Loss)                                         3       (3)            -            (4)          (4)
    Unrealized Appreciation (Depreciation)                      11        8             1            19           82
                                                           ---------------------------------------------  -----------
      Change in Net Assets from Operations                      15        5             1            16           88

  DEPOSITS                                                      14        2             1            14           54

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -             -             -            -
    Withdrawals                                                 32        5             1             3          144
    Contract Expense Charges                                     5        1             1             6           27
    Transfers (in) out                                          19      (10)            1             1           17
                                                           ---------------------------------------------  -----------
      Payments and Withdrawals                                  56       (4)            3            10          188
                                                           ---------------------------------------------  -----------

  NET ASSETS:
    Net Increase (Decrease)                                    (27)      11            (1)           20          (46)
    Beginning of Year                                           68       17             2            51          428
                                                           ---------------------------------------------  -----------

      End of Year                                          $    41       28             1            71          382
                                                           ---------------------------------------------  -----------

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small*
                                                            Demo       New         Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $      -           -          -       -           (1)       -        90
    Realized Gain (Loss)                                         (1)         (4)        (9)      -           (6)       -      (946)
    Unrealized Appreciation (Depreciation)                       25          13         25      12           34        -     3,060
                                                           --------------------------------  ----------------------------  --------
      Change in Net Assets from Operations                       24           9         16      12           27        -     2,204

  DEPOSITS                                                       11           5         10       6           10        -     1,946

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                -           -          -       -            -        -         -
    Withdrawals                                                   2           2         10       3            8        -     1,449
    Contract Expense Charges                                      4           2          4       2            4        -       859
    Transfers (in) out                                            2           2        (57)    (23)          (9)      (1)    1,072
                                                           --------------------------------  ----------------------------  --------
      Payments and Withdrawals                                    8           6        (43)    (18)           3       (1)    3,380
                                                           --------------------------------  ----------------------------  --------

  NET ASSETS:
    Net Increase (Decrease)                                      27           8         69      36           34        1       770
    Beginning of Year                                            60          15         55      24           71        -    10,614
                                                           --------------------------------  ----------------------------  --------

      End of Year                                          $     87          23        124      60          105        1    11,384
                                                           --------------------------------  ----------------------------  --------

* For the period May 14, 2003 (inception date) through December 31, 2003.

            See accompanying Notes to Financial Statements

                KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                   Federated Insurance Series
                                                           ------------------------------------------
                                                                         High      Int'l
                                                           American     Income     Small      Prime
                                                            Leaders      Bond     Company     Money
                                                            Fund II    Fund II    Fund II    Fund II
                                                           ------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $      1          3          -          1
    Realized Gain (Loss)                                         (1)         5          -          -
    Unrealized Appreciation (Depreciation)                       44          8          -          -
                                                           ------------------------------------------
      Change in Net Assets from Operations                       44         16          -          1

DEPOSITS                                                         60         35          1        612

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                -          -          -          -
    Withdrawals                                                   5          2          -         10
    Contract Expense Charges                                     25         13          -         80
    Transfers (in) out                                           (9)      (103)         2        489
                                                           ------------------------------------------
      Payments and Withdrawals                                   21        (88)         2        579
                                                           ------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                      83        139         (1)        34
    Beginning of Year                                           140         25          1        326
                                                           ------------------------------------------
      End of Year                                          $    223        164          -        360
                                                           ------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                            $  4,478      1,404          -      3,842
                                                           ==========================================

                                                                                MFS Variable Insurance Trust
                                                           --------------------------------------------------------------------

                                                                        Emerging     Total              Strategic
                                                            Research     Growth     Return     Bond       Income     Utilities
                                                              Series     Series     Series    Series      Series       Series
                                                           --------------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $       -          (1)        2        12            4            2
    Realized Gain (Loss)                                           -          (2)        2         1            1           (1)
    Unrealized Appreciation (Depreciation)                        10          50        23         2            4           47
                                                           --------------------------------------------------------------------
      Change in Net Assets from Operations                        10          47        27        15            9           48

DEPOSITS                                                          20          56        78        96           19           65

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                 -           -         -         1            -            1
    Withdrawals                                                    3           5         8        11           11            3
    Contract Expense Charges                                       9          22        31        41           11           22
    Transfers (in) out                                            (9)        (18)      (26)       12          (32)         (24)
                                                           --------------------------------------------------------------------
      Payments and Withdrawals                                     3           9        13        65          (10)           2
                                                           --------------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                       27          94        92        46           38          111
    Beginning of Year                                             27         142       122       151           75          114
                                                           --------------------------------------------------------------------
      End of Year                                          $      54         236       214       197          113          225
                                                           --------------------------------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
  ALLIANCE UNIVERSAL LIFE -
 END OF YEAR                                               $   4,657       8,212     3,767     1,968          556        5,552
                                                           ====================================================================

                                                                         American Century Variable Portfolios
                                                           -------------------------------------------------------------

                                                             VP                            VP          VP*
                                                           Capital      VP       VP      Income     Inflation      VP*
                                                            Apprec    Int'l    Value    & Growth    Protection    Ultra
                                                           -------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     -        -        1           1             -        -
    Realized Gain (Loss)                                         1       (2)       3          (3)            -        -
    Unrealized Appreciation (Depreciation)                       7       29       45          24             -        -
                                                           -------------------------------------------------------------
      Change in Net Assets from Operations                       8       27       49          22             -        -

DEPOSITS                                                        20       26       78          28             2        1

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -        -           -             -        -
    Withdrawals                                                  3        3       13           9             -        -
    Contract Expense Charges                                     8       13       35          18             1         -
    Transfers (in) out                                          (5)     (11)     (28)         (8)           (4)      (2)
                                                           -------------------------------------------------------------
      Payments and Withdrawals                                   6        5       20          19            (3)      (2)
                                                           -------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                     22       48      107          31             5        3
    Beginning of Year                                           26       95      135          69             -        -
                                                           -------------------------------------------------------------
      End of Year                                          $    48      143      242         100             5        3
                                                           -------------------------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $ 1,904    3,410    2,176         917            28       42
                                                           =============================================================

                                                                   Dreyfus Variable Investment Fund
                                                           --------------------------------------------------

                                                                         Developing
                                                             Apprec.       Leaders      Stock     Socially
                                                            Portfolio     Portfolio     Index    Responsible
                                                           --------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        1            (2)        7              -
    Realized Gain (Loss)                                           (1)            -        (4)             -
    Unrealized Appreciation (Depreciation)                         28           104       168              8
                                                           --------------------------------------------------
      Change in Net Assets from Operations                         28           102       171              8

DEPOSITS                                                           57           118       227             14

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -             1         1              -
    Withdrawals                                                     5            24        27              1
    Contract Expense Charges                                       25            53        92              6
    Transfers (in) out                                            (19)          (33)      (59)            (5)
                                                           --------------------------------------------------
      Payments and Withdrawals                                     11            45        61              2
                                                           --------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                        74           175       337             20
    Beginning of Year                                             112           285       509             22
                                                           --------------------------------------------------
      End of Year                                          $      186           460       846             42
                                                           --------------------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                            $    5,039         7,429    18,547            839
                                                           ==================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                         J.P. Morgan
                                                           --------------------------------------

                                                            Large Cap       Small         Mid*
                                                           Core Equity     Company     Cap Value
                                                            Portfolio     Portfolio    Portfolio
                                                           --------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $        -             -            -
    Realized Gain (Loss)                                            1             2            -
    Unrealized Appreciation (Depreciation)                         16             8            -
                                                           --------------------------------------
      Change in Net Assets from Operations                         17            10            -

DEPOSITS                                                           18            12            1

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                  -             -            -
    Withdrawals                                                     1             1            -
    Contract Expense Charges                                        8             5            -
    Transfers (in) out                                              -            (8)          (8)
                                                           --------------------------------------
      Payments and Withdrawals                                      9            (2)          (8)
                                                           --------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                        26            24            9
    Beginning of Year                                              55            20            -
                                                           --------------------------------------
      End of Year                                          $       81            44            9
                                                           --------------------------------------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $      911           923           49
                                                           ======================================

                                                               Franklin Templeton Variable Products         Calamos
                                                           ---------------------------------------------  -----------

                                                                               Developing                  Growth &
                                                             Real     Small      Markets      Foreign        Income
                                                            Estate     Cap     Securities    Securities    Portfolio
                                                           ---------------------------------------------  -----------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $     4        -             -             1            7
    Realized Gain (Loss)                                         5        2             -             -            1
    Unrealized Appreciation (Depreciation)                      48        8             4            10           46
                                                           ---------------------------------------------  -----------
      Change in Net Assets from Operations                      57       10             4            11           54

DEPOSITS                                                        70       16             7            15           64

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                               -        -             -             -            -
    Withdrawals                                                 21        1             -             4            6
    Contract Expense Charges                                    28        6             2             6           28
    Transfers (in) out                                         (20)     (12)           (2)           (7)         (27)
                                                           ---------------------------------------------  -----------
      Payments and Withdrawals                                  29       (5)             -            3            7
                                                           ---------------------------------------------  -----------
NET ASSETS:
    Net Increase (Decrease)                                     98       31            11            23          111
    Beginning of Year                                          141       17             5            23          196
                                                           ---------------------------------------------  -----------
      End of Year                                          $   239       48            16            46          307
                                                           ---------------------------------------------  -----------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $ 1,483      485           399         1,025        2,561
                                                           =============================================  ===========

                                                            A I M Variable Insurance Funds       Seligman Portfolios
                                                           --------------------------------  ----------------------------

                                                            Dent                                                   Small*
                                                            Demo         New       Premier    Comm     Capital      Cap
                                                           Trends    Technology     Equity    Info    Portfolio    Value     Total
                                                           --------------------------------  ----------------------------  --------

ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               $    -             -          -       -           (1)       -        43
    Realized Gain (Loss)                                        1             -         (1)      1           (2)       -         9
    Unrealized Appreciation (Depreciation)                      8             5         21      27           36        -       838
                                                           --------------------------------  ----------------------------  --------
      Change in Net Assets from Operations                      9             5         20      28           33        -       890

DEPOSITS                                                       17             5         46      42           29        1     1,956

PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -             -          -       -            -        -         4
    Withdrawals                                                 2             1          3       7            8        -       198
    Contract Expense Charges                                    7             3         18      16           15        -       647
    Transfers (in) out                                         (7)           (5)       (17)    (24)          (8)      (3)      (40)
                                                           --------------------------------  ----------------------------  --------
      Payments and Withdrawals                                  2            (1)         4      (1)          15       (3)      809
                                                           --------------------------------  ----------------------------  --------
NET ASSETS:
    Net Increase (Decrease)                                    24            11         62      71           47        4     2,037
    Beginning of Year                                          18             8         61      50           80        -     3,050
                                                           --------------------------------  ----------------------------  --------
      End of Year                                          $   42            19        123     121          127        4     5,087
                                                           --------------------------------  ----------------------------  --------
TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
   ALLIANCE UNIVERSAL LIFE -
  END OF YEAR                                              $  498           416        752     804          963       23    86,059
                                                           ================================  ============================  ========

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series- type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND                FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II               Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 50% of their industry sectors.

High Income Bond Fund II               High current income by investing in high-yield, lower-rated corporate bonds (also known as
                                       "junk bonds").

Prime Money Fund II                    Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST
Bond Series                            Current income and protection of shareholders' capital by investing in fixed income securities.

Emerging Growth Series                 Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Research Series                        Long-term growth of capital and future income by investing in common stock and related securities of companies having favorable prospects for long-term growth.

Strategic Income Series                Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Total Return Series                    Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Utilities Series                       Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation                Capital growth by investing in common stocks of growing companies.

VP Income and Growth                   Capital growth and income by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.

VP Inflation Protection (Class II)     Long-term total return and protection against U.S. inflation by investing in debt securities issued by the U.S. government, its agencies and instrumentalities.

VP International                       Capital growth by investing in stocks of growing foreign companies.

VP Ultra                               Long-term capital growth by investing in common stocks of growing companies.

VP Value                               Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

DREYFUS VARIABLE INVESTMENT FUND
VIF Appreciation Portfolio             Long-term capital growth and income by investing in common stocks of large "blue chip"
                                       companies.

VIF Developing Leaders Portfolio       Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Fund, Inc.         Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                       investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible       Capital growth and current income by investing in common stocks of companies that meet
Growth Fund, Inc.                      traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. MORGAN SERIES TRUST II
Mid Cap Value Portfolio                Growth from capital appreciation by investing in equity securities of mid-cap companies believed to be undervalued.

U.S. Large Cap Core Equity Portfolio   High total return by investing in large U.S. companies, with sector weightings similar to those of the S&P 500.

Small Company Portfolio                High total return by investing in small companies.

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Real Estate Fund (Class 2)    Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small Cap Fund (Class 2)      Long-term capital growth by investing primarily in equity securities of small U.S. companies.

Templeton Developing Markets           Long-term capital appreciation by investing primarily in equity securities of companies in
Securities Fund (Class 2)              emerging market countries.

Templeton Foreign Securities           Long-term capital growth by investing primarily in equity securities of foreign companies.
Fund (Class 2)

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio            High long-term total return by investing
                                       primarily in convertible, equity and
                                       fixed-income securities.

A I M VARIABLE INSURANCE FUNDS
V.I. Dent Demographic                  Long-term growth of capital by investing
Trends Fund                            in securities of companies that are
                                       likely to benefit from changing
                                       demographic, economic and lifestyle
                                       trends.

V.I. Technology Fund                   Capital growth by investing broadly in
                                       equity securities across the technology
                                       universe.

V.I. Premier Equity Fund               Long-term growth of capital and income by
                                       investing in equity securities of
                                       companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.
Capital Portfolio (Class 2)            Capital appreciation by investing
                                       primarily in common stocks of
                                       medium-sized U.S. companies displaying a proven track record and strong management.

Communications and Information         Capital gain by investing in securities
Portfolio (Class 2)                    of companies operating in the
                                       communications, information and related
                                       industries.

Small-Cap Value Portfolio (Class 2)    Long-term capital appreciation by
                                       investing generally in small companies
                                       believed to be undervalued.

FUND CHANGES

During the year ended December 31, 2004, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

CURRENT PORTFOLIO NAME       PRIOR PORTFOLIO NAME              EFFECTIVE DATE
AIM V.I. Technology Fund     AIM V.I. New Technology Fund,     October 15, 2004
                             INVESTCO VIF Technology Fund

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

    Financial Statements - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                         COST OF                        PROCEEDS
2004:                                                   PURCHASES                      FROM SALES
                                                        ---------                      ----------
                                                                      (in thousands)
American Leaders Fund II                                 $    937                         1,292
High Income Bond Fund II                                      851                           626
Prime Money Fund II                                         5,201                         5,416
MFS Research Series                                           969                         1,168
MFS Emerging Growth Series                                  1,997                         2,188
MFS Total Return Series                                       977                           773
MFS Bond Series                                               611                           519
MFS Strategic Income Series                                   206                           195
MFS Utilities Series                                        1,509                         1,480
ACI VP Capital Appreciation                                   431                           458
ACI VP International                                          785                           958
ACI VP Value                                                  943                           747
ACI VP Income and Growth                                      411                           312
ACI VP Inflation Protection                                   140                            16
ACI VP Ultra                                                  129                            33
Dreyfus Appreciation Portfolio                              1,133                         1,434
Dreyfus Developing Leaders Portfolio                        1,653                         1,957
Dreyfus Stock Index Fund                                    4,546                         4,325
Dreyfus Socially Responsible Growth Fund                      247                           236
J.P. Morgan U.S. Large Cap Core Equity Portfolio              254                           222
J.P. Morgan Small Company Portfolio                           493                           365
J.P. Morgan Mid Cap Value                                     347                            52
Franklin Real Estate Fund                                     871                           479
Franklin Small Cap Fund                                       203                           171
Templeton Developing Markets Securities Fund                  449                           220
Templeton Foreign Securities Fund                             427                           259
Calamos Growth & Income Portfolio                           1,848                           727
A I M V.I. Dent Demographic Trends Fund                       390                           263
A I M V.I. New Technology Fund                                159                           201
A I M V.I. Premier Equity Fund                                240                           177
Seligman Small Cap Value                                      208                            44
Seligman Capital Portfolio                                    372                           269
Seligman Communications and Information Portfolio             486                           355

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                         COST OF                        PROCEEDS
2003:                                                   PURCHASES                      FROM SALES
                                                        ---------                      ----------
                                                                      (in thousands)
American Leaders Fund II                                 $    998                         1,296
High Income Bond Fund II                                    1,266                         1,144
International Small Company Fund II                            25                            93
Prime Money Fund II                                         5,571                         6,257
MFS Research Series                                         1,066                         1,230
MFS Emerging Growth Series                                  2,076                         1,952
MFS Total Return Series                                     1,091                           974
MFS Bond Series                                             1,260                         1,510
MFS Strategic Income Series                                   344                           318
MFS Utilities Series                                        1,644                         1,574
ACI VP Capital Appreciation                                   570                           445
ACI VP International                                          898                           942
ACI VP Value                                                  713                           588
ACI VP Income and Growth                                      373                           587
ACI VP Inflation Protection                                    31                             3
ACI VP Ultra                                                   45                             5
Dreyfus Appreciation Portfolio                              1,286                         1,251
Dreyfus Developing Leaders Portfolio                        1,750                         2,154
Dreyfus Stock Index Fund                                    5,845                         4,458
Dreyfus Socially Responsible Growth Fund                      303                           249
J.P. Morgan U.S. Large Cap Core Equity Portfolio              301                           300
J.P. Morgan Small Company Portfolio                           275                           256
J.P. Morgan Mid Cap Value                                      48                             2
Franklin Real Estate Fund                                     439                           560
Franklin Small Cap Fund                                       226                           156
Templeton Developing Markets Securities Fund                  247                           113
Templeton Foreign Securities Fund                             299                           222
Calamos Growth & Income Portfolio                             743                           712
A I M V.I. Dent Demographic Trends Fund                       183                           121
A I M V.I. New Technology Fund                                240                            77
A I M V.I. Premier Equity Fund                                305                           186
Seligman Small Cap Value                                       22                             1
Seligman Capital Portfolio                                    301                           215
Seligman Communications and Information Portfolio             636                           485

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CONTRACT CHARGES

CENTURY II VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.

A premium expense charge for premium taxes of 2.25% of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During 2004, $2,189,000 ($2,553,000 -
2003) was assessed in surrender charges. Other contract charges, primarily annual administrative fees, totaled $8,349,000 ($8,393,000 - 2003).

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.

KCL deducts a monthly administrative fee for each contract of $7.50 plus a $1,000 charge that varies by issue age of the specified amount insured per month for all contracts. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.

A premium expense charge of 8.25% is deducted from each target and excess premium payment.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85% premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge. During 2004, other contract charges totaled $797,000 ($920,000 -
2003).

CENTURY II ALLIANCE VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.

KCL deducts a monthly administrative fee for each contract of $7.50 plus KCL can also deduct a per $1,000 charge of the total amount insured, which it is presently not but the maximum allowed per the contract is $0.05 per $1,000 charge of the total insured. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. During 2004, $234,000 ($148,000 - 2003) was assessed in surrender charges and other contract charges totaled $860,000 ($666,000 - 2003).

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

2004:                                                     UNITS               UNITS               NET INCREASE
                                                        PURCHASED            REDEEMED              (DECREASE)
                                                        ---------          ------------           ------------
                                                                          (in thousands)
American Leaders Fund II                                  53                         78                    (25)
High Income Bond Fund II                                  56                         47                      9
Prime Money Fund II                                      442                        460                    (18)
MFS Research Series                                       63                         80                    (17)
MFS Emerging Growth Series                               148                        160                    (12)
MFS Total Return Series                                   53                         41                     12
MFS Bond Series                                           33                         34                     (1)
MFS Strategic Income Series                               13                         14                     (1)
MFS Utilities Series                                      78                         77                      1
ACI VP Capital Appreciation                               43                         43                      0
ACI VP International                                      57                         69                    (12)
ACI VP Value                                              96                         79                     17
ACI VP Income and Growth                                  55                         42                     13
ACI VP Inflations Protection                              13                          1                     12
ACI VP Ultra                                              11                          3                      8
Dreyfus Appreciation Portfolio                            80                        105                    (25)
Dreyfus Developing Leaders Portfolio                     114                        131                    (17)
Dreyfus Stock Index Fund                                 325                        316                      9
Dreyfus Socially Responsible Growth Fund, Inc             11                         10                      1
J.P. Large Cap Core Equity Portfolio                      18                         16                      2
J.P. Small Company Portfolio                              33                         23                     10
J.P. Mid Cap Value Portfolio                              26                          4                     22
Franklin Real Estate Fund                                 49                         28                     21
Franklin Small Cap                                        29                         25                      4
Templeton Developing Markets Securities Fund              34                         18                     16
Templeton Foreign Securities Fund                         27                         14                     13
Calamos Growth & Income Portfolio                        133                         49                     84
A I M V. I. Dent Demographic Trends Fund                  79                         54                     25
A I M V. I. Technology Fund                               52                         80                    (28)
A I M V. I. Premier Equity Fund                           36                         26                     10
Seligman Communications and Information Portfolio         78                         57                     21
Seligman Capital Portfolio                                60                         43                     17
Seligman Small Cap Value Portfolio                        15                          3                     12

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  Financial Highlights

                                                                                             FOR THE YEAR ENDED
                                                AT DECEMBER 31, 2004                          DECEMBER 31, 2004
                                      -------------------------------------- -----------------------------------------------------

                                                  UNIT FAIR VALUE     NET      INVESTMENT*    EXPENSE RATIO       TOTAL RETURN**
                                       UNITS         LOWEST TO       ASSETS      INCOME         LOWEST TO            LOWEST TO
                                      (000'S)         HIGHEST        (000'S)      RATIO          HIGHEST              HIGHEST
                                      -------------------------------------- -----------------------------------------------------
American Leaders Fund II                 241   $10.207  to  $20.011  $ 4,464       1.44%       0.5% to 0.9%     8.79%  to    9.23%
High Income Bond Fund II                 113    13.040  to   15.686    1,652       7.70        0.5  to 0.9      9.47%  to    9.91%
Prime Money Fund II                      296    10.273  to   12.564    3,627       0.81        0.5  to 0.9     -0.09%  to    0.31%
MFS Research Series                      318     9.227  to   16.973    5,119       1.06        0.5  to 0.9     14.81%  to   15.27%
MFS Emerging Growth Series               591     7.891  to   16.275    9,072       0.00        0.5  to 0.9     11.94%  to   12.39%
MFS Total Return Series                  224    11.821  to   21.170    4,343       1.64        0.5  to 0.9     10.32%  to   10.76%
MFS Bond Series                          130    12.936  to   16.389    2,060       5.90        0.5  to 0.9      5.11%  to    5.53%
MFS Strategic Income Series               42    13.172  to   14.212      579       5.31        0.5  to 0.9      6.76%  to    7.19%
MFS Utilities Series                     321    10.793  to   24.511    7,169       1.45        0.5  to 0.9     29.03%  to   29.55%
ACI VP Capital Appreciation              180     8.287  to   11.381    2,021       0.00        0.5  to 0.9      6.62%  to    7.05%
ACI VP International                     240     9.592  to   16.376    3,705       0.55        0.5  to 0.9     13.89%  to   14.35%
ACI VP Value                             263     9.712  to   13.187    2,655       0.97        0.5  to 0.9     13.31%  to   13.76%
ACI VP Income and Growth                 148     7.335  to   10.622    1,129       1.38        0.5  to 0.9     11.98%  to   12.43%
ACI VP Inflation Protection               15    10.587  to   10.656      155       3.15        0.5  to 0.9      5.87%  to    6.56%
ACI VP Ultra                              12    12.641  to   12.724      149       0.00        0.5  to 0.9     26.41%  to   27.24%
Dreyfus Appreciation Portfolio           350     9.651  to   14.320    4,895       1.63        0.5  to 0.9     -4.41%  to   41.48%
Dreyfus Developing Leaders Portfolio     509    11.128  to   16.248    7,943       0.20        0.5  to 0.9     -3.44%  to   40.62%
Dreyfus Stock Index Fund               1,436     9.845  to   14.738   20,375       1.83        0.5  to 0.9      6.62%  to    7.14%
Dreyfus Socially Responsible Growth
  Fund, Inc                               40     7.964  to   25.565      899       0.41        0.5  to 0.9    -20.72%  to   73.61%
J.P. Large Cap Core Equity Portfolio      73     9.323  to   14.889    1,023       0.75        0.5  to 0.9      4.25%  to   10.77%
J.P. Small Company Portfolio              76    12.355  to   18.253    1,326       0.00        0.5  to 0.9    -24.64%  to   63.96%
J.P. Mid Cap Value Portfolio              26    14.445  to   14.539      383       0.19        0.5  to 0.9     44.45%  to   45.39%
Franklin Real Estate Fund                118    18.760  to   20.573    2,361       1.86        0.5  to 0.9     50.34%  to  119.20%
Franklin Small Cap                        79     6.945  to    9.853      573       0.00        0.5  to 0.9    -31.78%  to  -28.88%
Templeton Developing Markets
  Securities Fund                         51    14.066  to   17.236      743       2.20        0.5  to 0.9     16.82%  to   42.79%
Templeton Foreign Securities Fund         70    11.197  to   22.360    1,389       1.05        0.5  to 0.9    -21.73%  to   42.35%
Calamos Growth & Income Portfolio        268    12.702  to   16.026    4,014       1.23        0.5  to 0.9     80.41%  to  102.05%
A I M V. I. Dent Demographic
  Trends Fund                            131     4.847  to    8.382      674       0.00        0.5  to 0.9    -57.41%  to  -39.66%
A I M V. I. Technology Fund              134     2.583  to    7.033      383       0.00        0.5  to 0.9    -72.80%  to  -62.95%
A I M V. I. Premier Equity Fund          127     6.492  to    8.176      857       0.49        0.5  to 0.9    -43.67%  to  -43.50%
Seligman Communications and
  Information                            155     6.304  to    8.966    1,028       0.00        0.5  to 0.9     15.23%  to   39.53%
Seligman Capital Portfolio               177     6.251  to    8.435    1,153       0.00        0.5  to 0.9     24.92%  to  151.07%
Seligman Small Cap Value Portfolio        14    15.614  to   15.716      213       0.03        0.5  to 0.9     56.14%  to   57.16%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. FINANCIAL HIGHLIGHTS

                                                                                             FOR THE YEAR ENDED
                                                AT DECEMBER 31, 2003                          DECEMBER 31, 2003
                                      -------------------------------------- -----------------------------------------------------

                                                  UNIT FAIR VALUE     NET      INVESTMENT*    EXPENSE RATIO       TOTAL RETURN**
                                       UNITS         LOWEST TO       ASSETS      INCOME         LOWEST TO            LOWEST TO
                                      (000'S)         HIGHEST        (000'S)      RATIO          HIGHEST              HIGHEST
                                      -------------------------------------- -----------------------------------------------------
American Leaders Fund II                 266   $ 9.345  to $18.394   $ 4,478       1.55%        0.5% to 0.9%   26.55%  to   27.05%
High Income Bond Fund II                 104    11.864  to  14.329     1,404       7.08         0.5  to 0.9    21.12%  to   21.61%
International Small Company
  Fund II***                               0     6.457  to   9.035      -          0.00         0.5  to 0.9    38.09%  to   38.57%
Prime Money Fund II                      314    10.241  to  12.575     3,842       0.70         0.5  to 0.9    -0.22%  to    0.18%
MFS Research Series                      335     8.005  to  14.784     4,657       0.66         0.5  to 0.9    23.59%  to   24.09%
MFS Emerging Growth Series               603     7.021  to  14.538     8,212       0.00         0.5  to 0.9    29.07%  to   29.58%
MFS Total Return Series                  212    10.672  to  19.190     3,767       1.70         0.5  to 0.9    15.28%  to   15.74%
MFS Bond Series                          131    12.258  to  15.592     1,968       6.20         0.5  to 0.9     8.36%  to    8.79%
MFS Strategic Income Series               43    12.288  to  13.312       556       5.16         0.5  to 0.9     9.39%  to    9.83%
MFS Utilities Series                     320     8.331  to  18.997     5,552       2.26         0.5  to 0.9    34.68%  to   35.22%
ACI VP Capital Appreciation              180     7.741  to  10.675     1,904       0.00         0.5  to 0.9    19.39%  to   19.87%
ACI VP International                     252     8.388  to  14.379     3,410       0.74         0.5  to 0.9    23.39%  to   23.88%
ACI VP Value                             246     8.571  to  11.592     2,176       1.05         0.5  to 0.9    27.80%  to   28.32%
ACI VP Income and Growth                 135     6.550  to   9.448       917       1.31         0.5  to 0.9    28.19%  to   28.71%
ACI VP Inflation Protection****            3    10.096  to  10.121        28       1.88         0.5  to 0.9     0.96%  to    1.21%
ACI VP Ultra****                           4    11.525  to  11.554        42       0.00         0.5  to 0.9    15.25%  to   15.54%
Dreyfus Appreciation Portfolio           375     9.234  to  13.756     5,039       1.45         0.5  to 0.9    20.08%  to   20.56%
Dreyfus Developing Leaders
  Portfolio                              526    10.045  to  14.725     7,429       0.03         0.5  to 0.9    30.51%  to   31.03%
Dreyfus Stock Index Fund               1,427     8.943  to  13.442    18,547       1.52         0.5  to 0.9    27.22%  to   27.72%
Dreyfus Socially Responsible
  Growth Fund, Inc                        39     7.536  to  24.221       839       0.12         0.5  to 0.9    25.22%  to   25.36%
J.P. Large Cap Core Equity Portfolio      71     8.558  to  13.684       911       0.70         0.5  to 0.9    27.34%  to   27.51%
J.P. Small Company Portfolio              66     9.764  to  14.443       923       0.00         0.5  to 0.9    35.13%  to   35.30%
J.P. Mid Cap Value Portfolio****           4    12.040  to  12.071        49       0.00         0.5  to 0.9    20.40%  to   20.71%
Franklin Real Estate Fund                 97    14.305  to  15.707     1,483       2.40         0.5  to 0.9    34.90%  to   35.07%
Franklin Small Cap                        75     6.286  to   8.883       485       0.00         0.5  to 0.9    35.13%  to   36.56%
Templeton Developing Markets
  Securities Fund                         35    11.381  to  13.890       399       1.30         0.5  to 0.9    51.62%  to   52.23%
Templeton Foreign Securities Fund         57     9.494  to  18.983     1,025       1.74         0.5  to 0.9    31.39%  to   31.55%
Calamos Growth & Income Portfolio        184    11.490  to  14.516     2,561       3.27         0.5  to 0.9    24.97%  to   25.13%
A I M V. I. Dent Demographic
  Trends Fund                            106     4.518  to   7.781       498       0.00         0.5  to 0.9    36.21%  to   36.78%
A I M V. I. New Technology Fund          162     2.490  to   6.752       416       0.00         0.5  to 0.9    50.97%  to   51.63%
A I M V. I. Premier Equity Fund          117     6.193  to   7.769       752       0.35         0.5  to 0.9    23.97%  to   24.46%
Seligman Communications and
  Information                            134     5.738  to   8.128       804       0.00        0.5  to 0.9    42.77%  to   43.33%
Seligman Capital Portfolio               160     5.824  to   7.827       963       0.00        0.5  to 0.9    34.53%  to   35.07%
Seligman Small Cap Value
  Portfolio****                            2    13.173  to  13.206        23       2.06        0.5  to 0.9    31.73%  to   32.06%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

*** Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

**** Fund inception date May 14, 2003.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                             FOR THE YEAR ENDED
                                                AT DECEMBER 31, 2002                          DECEMBER 31, 2002
                                      -------------------------------------- -----------------------------------------------------

                                                  UNIT FAIR VALUE     NET      INVESTMENT*    EXPENSE RATIO       TOTAL RETURN**
                                       UNITS         LOWEST TO       ASSETS      INCOME         LOWEST TO            LOWEST TO
                                      (000'S)         HIGHEST        (000'S)      RATIO          HIGHEST              HIGHEST
                                      -------------------------------------- -----------------------------------------------------
American Leaders Fund II                 293   $ 7.355  to  $14.535  $ 3,834        1.12%      0.5% to 0.9%   -20.93%  to  -20.61%
High Income Bond Fund II                  99     9.756  to   11.830    1,120        9.87%      0.5  to 0.9      0.48%  to    0.88%
International Small Company Fund II       10     4.676  to    6.520       49        0.00%      0.5  to 0.9    -18.22%  to  -17.88%
Prime Money Fund II                      370    10.222  to   12.602    4,528        1.40%      0.5  to 0.9      0.49%  to    0.90%
MFS Research Series                      348     6.451  to   11.962    3,926        0.27%      0.5  to 0.9    -25.21%  to  -24.92%
MFS Emerging Growth Series               590     5.418  to   11.264    6,196        0.00%      0.5  to 0.9    -34.36%  to  -34.10%
MFS Total Return Series                  205     9.221  to   16.646    3,185        1.65%      0.5  to 0.9     -6.02%  to   -5.64%
MFS Bond Series                          155    11.267  to   14.389    2,161        5.06%      0.5  to 0.9      7.94%  to    8.38%
MFS Strategic Income Series               42    11.188  to   12.169      503        3.32%      0.5  to 0.9      7.43%  to    7.86%
MFS Utilities Series                     321     6.161  to   14.105    4,156        2.63%      0.5  to 0.9    -23.45%  to  -23.15%
ACI VP Capital Appreciation              165     6.458  to    8.941    1,466        0.00%      0.5  to 0.9    -21.91%  to  -21.59%
ACI VP International                     254     6.771  to   11.653    2,789        0.80%      0.5  to 0.9    -21.08%  to  -20.76%
ACI VP Value                             234     6.707  to    9.034    1,604        0.76%      0.5  to 0.9    -13.40%  to  -13.06%
ACI VP Income and Growth                 171     5.110  to    7.341      900        1.02%      0.5  to 0.9    -20.09%  to  -19.77%
Dreyfus Appreciation Portfolio           373     7.659  to   11.455    4,195        1.12%      0.5  to 0.9    -17.46%  to  -17.13%
Dreyfus Small Cap Portfolio              554     7.666  to   11.283    6,018        0.04%      0.5  to 0.9    -19.85%  to  -19.53%
Dreyfus Stock Index Fund               1,317     7.002  to   10.566   13,520        1.36%      0.5  to 0.9    -23.06%  to  -22.75%
Dreyfus Socially Responsible Growth
  Fund, Inc                               35     6.011  to   19.343      621        0.22%      0.5  to 0.9    -29.39%  to  -29.29%
J.P. Equity Portfolio                     71     6.712  to   10.746      726        0.05%      0.5  to 0.9    -25.09%  to  -25.01%
J.P. Small Company Portfolio              63     7.217  to   10.688      662        0.20%      0.5  to 0.9    -22.14%  to  -22.04%
Franklin Real Estate Fund                108    10.591  to   11.644    1,239        0.00%      0.5  to 0.9      1.44%  to    1.56%
Franklin Small Cap                        64     4.652  to    6.505      299        0.25%      0.5  to 0.9    -29.04%  to  -28.86%
Templeton Developing Markets
  Securities Fund                         20     7.506  to    9.124      147        1.11%      0.5  to 0.9     -1.04%  to   -0.65%
Templeton Foreign Securities Fund         52     7.217  to   14.448      718        1.57%      0.5  to 0.9    -19.07%  to  -18.96%
Calamos Convertible Portfolio            185     9.183  to   11.615    2,087        3.47%      0.5  to 0.9     -4.69%  to   -4.57%
A I M V. I. Dent Demographic
  Trends Fund                             91     3.317  to    5.689      311        0.00%      0.5  to 0.9    -32.80%  to  -32.54%
A I M V. I. New Technology Fund           89     1.649  to    4.453      152        0.00%      0.5  to 0.9    -45.61%  to  -45.41%
A I M V. I. Premier Equity Fund           98     4.996  to    6.242      500        0.38%      0.5  to 0.9    -30.89%  to  -30.61%
Seligman Communications and
  Information                            105     4.019  to    5.671      436        0.00%      0.5  to 0.9    -36.81%  to  -36.55%
Seligman Capital Portfolio               140     4.329  to    5.795      625        0.00%      0.5  to 0.9    -33.74%  to  -33.47%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                             FOR THE YEAR ENDED
                                                AT DECEMBER 31, 2001                          DECEMBER 31, 2001
                                      -------------------------------------- -----------------------------------------------------

                                                  UNIT FAIR VALUE     NET      INVESTMENT*    EXPENSE RATIO       TOTAL RETURN**
                                       UNITS         LOWEST TO       ASSETS      INCOME         LOWEST TO            LOWEST TO
                                      (000'S)         HIGHEST        (000'S)      RATIO          HIGHEST              HIGHEST
                                      -------------------------------------- -----------------------------------------------------
American Leaders Fund II                 284    9.264   to  18.382     4,802         1.39%     .5% to .9%     -31.38%  to   -5.05%
High Income Bond Fund II                  96    9.671   to  11.774     1,092         9.92%     .5% to .9%      -1.22%  to    0.46%
International Small Company Fund II       11    5.718   to   7.940        60         0.00%     .5% to .9%     -30.61%  to   -3.76%
Prime Money Fund II                      396   10.131   to  12.540     4,838         3.57%     .5% to .9%     -12.59%  to    2.87%
MFS Research Series                      350    8.592   to  15.995     5,294         0.02%     .5% to .9%     -40.87%  to  -21.98%
MFS Emerging Growth Series               552    8.221   to  17.159     8,996         0.00%     .5% to .9%     -57.05%  to  -34.08%
MFS Total Return Series                  181    9.772   to  17.712     3,032         2.05%     .5% to .9%     -30.10%  to   -0.66%
MFS Bond Series                           97   10.396   to  13.330     1,259         5.51%     .5% to .9%     -12.05%  to    7.76%
MFS Strategic Income Series               17   10.373   to  11.327       188         4.07%     .5% to .9%       0.22%  to    3.82%
MFS Utilities Series                     308    8.017   to  18.426     5,303         3.22%     .5% to .9%     -56.99%  to  -24.88%
ACI VP Capital Appreciation              152    8.236   to  11.449     1,738         0.00%     .5% to .9%     -47.24%  to  -28.71%
ACI VP International                     246    8.545   to  14.766     3,501         0.08%     .5% to .9%     -46.46%  to  -29.82%
ACI VP Value                             165    7.745   to  10.391     1,282         0.67%     .5% to .9%      11.76%  to   49.30%
ACI VP Income and Growth                 153    6.395   to   9.150       996         0.78%     .5% to .9%      -9.16%  to   29.24%
Dreyfus Appreciation Portfolio           354    9.242   to  13.878     4,868         0.83%     .5% to .9%     -37.21%  to  -10.12%
Dreyfus Small Cap Portfolio              500    9.526   to  14.077     6,883         0.44%     .5% to .9%     -28.54%  to   -6.96%
Dreyfus Stock Index Fund               1,277    9.064   to  13.733    17,157         1.12%     .5% to .9%     -38.17%  to  -12.97%
Dreyfus Socially Responsible Growth
  Fund, Inc                               37    8.501   to  27.394       985         0.10%     .5% to .9%     -76.01%  to  -23.05%
J.P. Equity Portfolio                     67    8.950   to  14.346       956         0.48%     .5% to .9%     -45.16%  to  -12.47%
J.P. Small Company Portfolio              67    9.257   to  13.728       908         0.00%     .5% to .9%     -38.08%  to   -8.60%
Franklin Real Estate Fund                  7   10.428   to  11.479        82         2.66%     .5% to .9%      -2.54%  to    7.18%
Franklin Small Cap                        54    6.539   to   9.167       352         0.34%     .5% to .9%     -16.06%  to   17.68%
Templeton Developing Markets
  Securities Fund                          4    7.585   to   9.184        32         0.00%     .5% to .9%      -8.94%  to   10.25%
Templeton Foreign Securities Fund         43    8.906   to  17.852       764         3.02%     .5% to .9%     -58.17%  to  -16.54%
Calamos Convertible Portfolio            161    9.623   to  12.187     1,941         3.75%     .5% to .9%     -25.05%  to   -5.45%
A I M V. I. Dent Demographic
  Trends Fund                             82    4.936   to   8.433       408         0.00%     .5% to .9%     -32.48%  to   15.20%
A I M V. I. New Technology Fund           76    3.032   to   8.157       231         6.77%     .5% to .9%     -47.90%  to   39.91%
A I M V. I. Premier Equity Fund           71    7.229   to   8.996       519         0.25%     .5% to .9%     -13.32%  to    7.74%
Seligman Communications and
  Information                             70    6.360   to   8.938       450        24.87%     .5% to .9%       4.09%  to   46.28%
Seligman Capital Portfolio               113    6.533   to   8.711       745         0.00%     .5% to .9%     -16.99%  to   10.69%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                PART C

                          OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolutions.
        Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account (1)
(b)  Custodian Agreements. Not Applicable.
(c)  Underwriting Contracts.
    1) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)
    2)  Schedule of Sales Commissions (3)
(d)  Contracts.
     1)  Specimen Contract Form (8)
     2)  Additional Life Insurance Rider (8)
     3)  Guaranteed Minimum Death Benefit Rider (8)
     4)  Other Insured Term Insurance (8)
     5)  Temporary Life Insurance Agreement (2)
     6)  Disability Continuance of Insurance
     7)  Disability Premium Benefit Rider (2)
     8)  Accidental Death Benefit (2)
     8)  Option to Increase Specified Amount (2)
     9)  Spouse's Term Insurance (2)
     10) Children's Term Insurance Rider (2)
     11) Maturity Extension Rider
     12) Accelerated Death Benefit / Living Benefits Rider (5)
     13) Lifetime Guaranteed Minimum Death Benefit Rider
     14) Monthly Benefit Rider (9)
(e)  Applications.
         Application Form (1)
(f)  Depositor's Certificate of Incorporation and By-Laws.
     1)  Articles of Incorporation of Bankers Life Association of Kansas
         City (1)
     2) Restated Articles of Incorporation of Kansas City Life Insurance Company (1)
     3)  By-Laws of Kansas City Life Insurance Company (1)
(g)  Reinsurance Contracts. NA
(h)  Participation Agreements.

  1. Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company
       (1)

  2. Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation (1)

  3. Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

  4. Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (3)

  5. Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II (6)

  6. Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisors Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (6)

  7. Form of Participation Agreement between Kansas City Life Insurance
       Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (7)

  8. Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) (6)

  9. Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (7)

 10. Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company.(7)

 11. Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (7)

(i)  Administrative Contracts. Not Applicable.

(j)  Other Material Contracts. Not Applicable.

(k)  Legal Opinion.
       1) Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered (3)f9

(l)  Actuarial Opinion. NA

(m)  Calculations. NA

(n)  Other Opinions.

   1)  Consent of KPMG LLP*
   2)  Consent of Sutherland Asbill & Brennan LLP*

(o)  Omitted Financial Statements. Not Applicable.

(p)  Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures. (8)

----------

*    filed herewith

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 18, 1997 (File No. 033-95354).

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 of the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(6) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

(8) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000
     (File No. 333-49000).

(9) Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2005 (File No. 333-49000).

Item 27.    Directors and Officers of the Depositor

       NAME AND PRINCIPAL BUSINESS ADDRESS*                   POSITION AND OFFICES WITH DEPOSITOR
       ------------------------------------                   -----------------------------------
R. Philip Bixby ........................................   Director, Chairman of the Board, President and CEO
Tracy W. Knapp  ........................................   Director, Senior Vice President, Finance
Charles R. Duffy, Jr. ..................................   Senior Vice President, Operations
William A. Schalekamp ..................................   Director, Vice President, General Counsel and Secretary
Mark A. Milton .........................................   Senior Vice President, Actuary
Brent C. Nelson ........................................   Vice President and Controller
Walter E. Bixby ........................................   Director, Vice Chairman of the Board
Mary M McCalla  ........................................   Treasurer
Daryl D. Jensen ........................................   Director
Nancy Bixby Hudson .....................................   Director
Webb R. Gilmore ........................................   Director
Warren J. Hunzicker, M.D. ..............................   Director
Richard L. Finn ........................................   Director
Bradford T. Nordholm ...................................   Director
Larry Winn, Jr. ........................................   Director
William R. Blessing ....................................   Director
Cecil R. Miller ........................................   Director
Peter Hathaway, M.D. ...................................   Vice President and Medical Director
Robert J. Milroy .......................................   Vice President, Underwriting and New Business
David A. Laird .........................................   Assistant Vice President, Assistant Controller

 * The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

NAME                                              JURISDICTION             PERCENT OF VOTING SECURITIES OWNED
----                                              ------------             ----------------------------------
Sunset Life Insurance Company of America          Washington               Ownership of all voting securities by
                                                                           depositor
Sunset Financial Services, Inc.                   Washington               Ownership of all voting securities by
                                                                           Sunset Insurance Company of America
KCL Service Company                               Missouri                 Ownership of all voting securities by
                                                                           depositor
Lioness Realty Group, Inc.                        Missouri                 Ownership of all voting securities by
                                                                           depositor
Property Operating Company                        Missouri                 Ownership of all voting securities by
                                                                           depositor
Old American Insurance Company                    Missouri                 Ownership of all voting securities by
                                                                           depositor
Contact Data, Inc.                                Missouri                 Ownership of all voting securities by
                                                                           depositor
Kansas City Life Financial Group, Inc.            Missouri                 Ownership of all voting securities by
                                                                           depositor

Item 29.   Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article
XII:

    1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

    3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

    4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

    5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

    6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

    7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

    8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

    9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

    10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

    11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

    12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

    13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

    14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

    Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

    Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.   Principal Underwriter

(a) Other Activity. In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b) Management. The directors and principal officers of Sunset Financial Services, Inc. are as follows:

NAME AND PRINCIPAL                                      POSITIONS AND OFFICES
BUSINESS ADDRESS*                                       WITH SUNSET FINANCIAL SERVICES, INC.
-----------------                                       ------------------------------------
Gregory E. Smith                                        President, Director
Gary K. Hoffman                                         Secretary, Director
Brent C. Nelson                                         Treasurer
Walter E. Bixby                                         Director
Charles R. Duffy, Jr.                                   Director
R. Philip Bixby                                         Chairman of the Board and Director
Kelly T. Ullom                                          Vice President
Bruce Oberdling                                         Vice President
Donald E. Krebs                                         Vice President
Susanna J. Denney                                       Assistant Vice President
Janice L. Brandt                                        Assistant Vice President
Kim Kirkman                                             Assistant Vice President

___________

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

  (1)                           (2)                   (3)             (4)             (5)
NAME OF                   NET UNDERWRITING
PRINCIPAL                   DISCOUNTS AND       COMPENSATION ON     BROKERAGE        OTHER
UNDERWRITER                  COMMISSIONS           REDEMPTION      COMMISSIONS    COMPENSATION
-----------                 -------------          ----------      -----------    ------------
Sunset Financial.           $0.00                     None             N/A            N/A
Services, Inc

Item 31.   Location of Accounts and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.   Management Services

         All management contracts are discussed in Part A or Part B.

Item 33.   Fee Representation

        Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Kansas City and the State of Missouri on the 25th day of April 2005.

                                            Kansas City Life Variable Annuity
                                            Separate Account

                                            -----------------------------
                                            Registrant
(SEAL)

                                            Kansas City Life Insurance Company

                                            -----------------------------
                                            Depositor

        /s/ William A. Schalekamp               /s/ R. Philip Bixby
Attest: -----------------------------       By: -----------------------------
William A. Schalekamp                       R. Philip Bixby, Director, Chairman
                                            of the Board, President and CEO

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                 Title                             Date

/s/ R. Philip Bixby
----------------------    Director, Chairman of the         April 25, 2005
R. Philip Bixby           Board, President and CEO


/s/ Brent C. Nelson
----------------------    Vice President and Controller     April 25, 2005
Brent C. Nelson           (Principal Accounting Officer)


/s/ Walter E. Bixby
----------------------    Director, Vice Chairman of the    April 25, 2005
Walter E. Bixby           Board


/s/ Daryl D. Jensen
----------------------    Director                          April 25, 2005
Daryl D. Jensen


/s/ William A. Schalekamp
----------------------    Director                          April 25, 2005
William A. Schalekamp


/s/ Tracy W. Knapp
----------------------    Director                          April 25, 2005
Tracy W. Knapp


/s/ Webb R. Gilmore
----------------------    Director                          April 25, 2005
Webb R. Gilmore


/s/ Warren J. Hunzicker, M.D.
----------------------    Director                          April 25, 2005
Warren J Hunzicker, M.D.


/s/ Richard L. Finn
----------------------    Director                          April 25, 2005
Richard L. Finn


/s/ Bradford T. Nordholm
----------------------    Director                          April 25, 2005
Bradford T. Nordholm


/s/ E. Larry Winn, Jr.
----------------------    Director                          April 25, 2005
E. Larry Winn, Jr.


/s/ Nancy Bixby Hudson
----------------------    Director                          April 25, 2005
Nancy Bixby Hudson

/s/ William R. Blessing
----------------------    Director                          April 25, 2005
William R. Blessing


/s/ Cecil R. Miller
----------------------    Director                          April 25, 2005
Cecil R. Miller

--------------------------------------------------------------------------------
                          SUPPLEMENT DATED MAY 2, 2005,
                         TO PROSPECTUS DATED MAY 2, 2005
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    ALLIANCE VARIABLE UNIVERSAL LIFE CONTRACT
                                    MARYLAND
================================================================================

For contracts sold in the state of Maryland, we change the Prospectus as follows to provide for the Right to Exchange provision:

o Add the following paragraph to the Transfer Privilege on page 22 of the Prospectus.

      Right to Exchange - The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5702                                                                       5-01b

--------------------------------------------------------------------------------
                          SUPPLEMENT DATED MAY 2, 2005,
                         TO PROSPECTUS DATED MAY 2, 2005
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    ALLIANCE VARIABLE UNIVERSAL LIFE CONTRACT
                                   CONNECTICUT
================================================================================

For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

o Add the following paragraph to the Transfer Privilege on page 22 of the Prospectus.

   RIGHT TO EXCHANGE - The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5701                                                                       5-01b